UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
HAMILTON INSURANCE GROUP, LTD.
_________________________________________________________________________________________________
(Name of Registrant as Specified In Its Charter)
_________________________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	1	Title of each class of securities to which transaction applies:
	2	Aggregate number of securities to which transaction applies:
	3	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4	Proposed maximum aggregate value of transaction:
	5	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	1	Amount Previously Paid:
	2	Form, Schedule or Registration Statement No.:
	3	Filing Party:
	4	Date Filed:

April 25, 2024
Dear Shareholder,
We are pleased to invite you to attend the 2024 Annual General Meeting of Shareholders ("Annual General Meeting") of Hamilton Insurance Group, Ltd. ("Hamilton" or the "Company"), to be held virtually on June 13, 2024 at 9am Eastern Time ("ET"). The meeting can be attended by accessing the following link: www.virtualshareholdermeeting.com/HG2024
The attached Notice of 2024 Annual General Meeting of Shareholders and proxy statement provide important information about the meeting and will serve as your guide to the business to be conducted at the meeting. During the Annual General Meeting, we will make available information relating to the operations of Hamilton. Representatives from our Board of Directors, Executive Management and independent registered public accounting firm, Ernst & Young Ltd. ("EY") will be present to respond to questions from Shareholders.
Please vote via the internet or by telephone at your earliest convenience by following the voting instructions on your Notice of 2024 Annual General Meeting of Shareholders, or, if you have requested or received a paper copy of the proxy statement, you can vote by marking, signing, dating and returning the proxy card or voter instruction form sent to you in the envelope. This will ensure that your shares will be represented and voted at the meeting even if you do not attend.
Thank you for your continued support.
Sincerely,

David A. Brown, Chairman

Notice of 2024 Annual General
Meeting of Shareholders
Meeting Details

DATE June 13, 2024	TIME 9am ET	VIRTUAL MEETING www.virtualshareholdermeeting.com/HG2024
Matters to Be Voted On
The principal business of the Annual General Meeting will be:

1	To elect 10 Class B Directors to serve until the 2025 annual general meeting of shareholders or until their successors are duly elected and qualified
2	To approve, on a non-binding advisory basis, the compensation paid to our named executive officers
3	To approve, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers
4	To appoint EY to act as our independent registered public accounting firm for the fiscal year ending December 31, 2024, and to authorize the Board of Directors, acting through the Audit Committee, to set the fees for the independent registered public accounting firm
5	To transact any other business as may properly come before the meeting or any adjournment or postponement thereof
Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting. This Notice of 2024 Annual General Meeting of Shareholders and the attached proxy statement are being distributed or made available, as the case may be, on or about April 25, 2024.
Your vote is very important. Whether or not you plan to attend the Annual General Meeting, please vote at your earliest convenience by following the instructions in the Notice of Annual General Meeting or the proxy card you received in the mail. You may revoke your proxy at any time before it is voted. Please refer to "Voting and Meeting Information" for additional information. The Form 10-K for the year ended December 31, 2023 filed with the United States Securities and Exchange Commission ("SEC") is available electronically on our website.
Gemma Carreiro
Secretary and General Counsel
April 25, 2024

When used in this proxy statement, the terms "we", "us", "our", "the Company" and "Hamilton" refer to Hamilton Insurance Group, Ltd.

Cautionary Note Regarding Forward-Looking Statements
Certain matters we discuss in this proxy statement may constitute forward-looking statements pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the use of terms such as “believes,” “expects,” “may,” “will,” “target,” “should,” “could,” “would,” “seeks,” “intends,” “plans,” “contemplates,” “estimates,” or “anticipates,” or similar expressions which concern our strategy, plans, projections or intentions. These forward-looking statements appear in a number of places throughout this proxy statement and relate to matters such as our industry, growth strategy, goals and expectations concerning our market position, future operations, margins, profitability, capital expenditures, liquidity and capital resources and other financial and operating information. By their nature, forward-looking statements: speak only as of the date they are made; are not statements of historical fact or guarantees of future performance; and are subject to risks, uncertainties, assumptions, or changes in circumstances that are difficult to predict or quantify. Our expectations, beliefs, and projections are expressed in good faith and we believe there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs and projections will be achieved and actual results may vary materially from what is expressed in or indicated by the forward-looking statements.
Factors that can cause results to differ materially include those described under “Special Note Regarding Forward-Looking Statements” in Hamilton's most recent Form 10-K filed with the SEC and available on our website. There may be other factors that could cause our actual results to differ materially from the forward-looking statements. You should evaluate all forward-looking statements made in this proxy statement in the context of these risks and uncertainties.
We caution you that the risks, uncertainties, and other factors referenced above may not contain all of the risks, uncertainties and other factors that are important to you. In addition, we cannot assure you that we will realize the results, benefits, or developments that we expect or anticipate or, even if substantially realized, that they will result in the consequences or affect us or our business in the way expected. All forward-looking statements in this proxy statement apply only as of the date of this proxy statement and are expressly qualified in their entirety by the cautionary statements. We undertake no obligation to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances.

Proxy Statement Summary
Annual General Meeting Information
•Date and Time: June 13, 2024 at 9am ET
•Virtual Meeting: www.virtualshareholdermeeting.com/HG2024
•Record Date: April 11, 2024
Proposals
This proxy statement summary highlights information regarding Hamilton and certain information included elsewhere in this proxy statement. You should read the entire proxy statement before voting. You should also review our annual report to shareholders and 10-K for detailed information regarding our financial and operating performance for the year ended December 31, 2023, including the audited financial statements and related notes included in the report.

	Proposal	Board Recommendation	Vote Required to Adopt Proposal	Page Ref.
1	Election of Class B directors	FOR each Nominee	The affirmative vote of a plurality of the common shares voted by holders present in person or by proxy at the Annual General Meeting at which holders of the majority of the common shares are present and entitled to vote thereon. Broker non-votes and abstentions will have no effect on this proposal	9
2	Non-binding advisory vote on fiscal year 2023 compensation paid to our named executive officers	FOR	The affirmative vote of a majority of the votes cast by holders of common shares present in person or by proxy at the Annual General Meeting and entitled to vote thereon. Broker non-votes and abstentions will have no effect on this proposal	39
3	Non-binding advisory vote on the frequency of future advisory votes on the compensation of our named executive officers	1 YEAR	The option of every one, two or three years that receives the highest number of votes cast by shareholders will reflect the frequency for future say-on-pay votes that has been selected by shareholders. Broker non-votes and abstentions will have no effect on this proposal	40
4	Appointment of Ernst & Young, Hamilton, Bermuda, to act as our independent registered public accounting firm for the fiscal year ending December 31, 2024 and to authorize the Board of Directors, acting through the Audit Committee, to set the fees for the independent registered public accounting firm	FOR	The affirmative vote of a majority of the votes cast by holders of common shares present in person or by proxy at the Annual General Meeting and entitled to vote thereon. Abstentions will have no effect on this proposal.	81

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	1

We may also transact any other business that may properly come before the meeting. As of the date of this proxy statement, we are not aware of any business to be presented for consideration other than the matters described in this proxy statement.
2023 Company Financial Performance

FINANCIAL PERFORMANCE
• Net income of $258.7 million	• Gross premiums written of $1,951.0 million	• Underwriting income of $129.9 million
• Return on average equity ("ROE") of 13.9%	• Net premiums earned of $1,318.5 million	• Combined ratio of 90.1%
• Net investment income of $218.3 million
1.Underwriting income and corporate expenses are non-GAAP financial measures. A reconciliation of non-GAAP financial measures is included in “Appendix A.”
Corporate Citizenship
At Hamilton, we are proud to have dynamic and talented colleagues, who are focused on building a company that benefits of all our stakeholders. In this context, we are committed, both as underwriters and as global citizens, to applying our business strengths to make a meaningful impact on society. Hamilton strives to be a responsible (re)insurer in all aspects of its operations and business practices by considering and recognising its impact to society and communities, the environment and climate change for current and future generations and for all its stakeholders. For more information on the Company’s corporate citizenship initiatives, see "Corporate Governance – Corporate Citizenship & Sustainability."
Human Capital Management
Executing our Hamilton business imperatives and supporting our corporate tagline, “In good company.”, starts with our talented team and is supported by our inclusive, entrepreneurial, and collaborative Hamilton culture. This in turn allows us to attract, engage and retain top talent, a process we actively manage via our ‘Magnet for Talent’ business imperative.
For additional information on our human capital management, please refer to "Corporate Governance - Human Capital Management."

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	2

Executive Compensation Highlights
Our executive compensation program is guided by our overarching philosophy of only paying for demonstrable performance. We believe that our executive compensation program is reasonable, competitive, and appropriately balances the goals of attracting, motivating, rewarding, and retaining our executive officers. We emphasize performance-based compensation that appropriately rewards our executive officers for delivering financial, operational, and strategic results that meet or exceed pre-established goals. We endeavor to maintain sound governance standards consistent with our executive compensation policies and practices.

What We Do
Pay for Performance	The majority of total executive compensation is variable and at-risk
Independent Compensation Committee	Our Compensation and Personnel Committee is comprised solely of independent directors
Independent Compensation Consultant	The Compensation and Personnel Committee engaged an independent compensation consultant to assist with its compensation review for the fiscal year ended December 31, 2023
Clawback	Under our clawback policy, incentive compensation for our executive officers will be subject to clawback if we are required to restate our financial statements due to material noncompliance with a financial reporting requirement or to correct an error that is not material to previously issued financial statements but would result in a material misstatement if the error were corrected or left uncorrected
Share Ownership Guidelines	We have guidelines for executive officers to maintain meaningful levels of share ownership
Caps on Annual Bonuses and Equity Grants	Our annual cash incentive plan and equity awards have upper limits on the amounts of cash and equity that may be earned, respectively
Double Trigger Change-in-Control Severance and Acceleration	The Company has entered into employment agreements with NEOs that provide certain financial benefits if there is both a change in control and a qualifying termination of employment (a “double trigger”). A change in control alone will not trigger severance pay or accelerated vesting of equity awards
Peer Data	We utilize compensation peer sets comprised of companies based on industry sector, revenue and market capitalization as a reference for compensation decisions, and these peer sets are reviewed on an annual basis
Multi-year Vesting and Earn-out Requirements	The equity awards granted to our executive officers vest or are earned over multi-year periods, consistent with current market practice and our retention objectives
Risk Mitigation	Our executive compensation program is designed, in part, to manage business and operational risk and to discourage short-term risk taking at the expense of long-term results
What We Don't Do
No Perks	We do not provide perquisites to executive officers
No Excise Tax Gross-Ups	We do not provide excise tax gross-ups on change-in-control payments
No Hedging or Pledging of Company Shares	We do not permit our executive officers and directors to pledge or hedge their Company shares
No Guaranteed Performance Bonuses	We do not provide guaranteed performance bonuses to our NEOs at any minimum levels of payment under our annual cash incentive plan
No Dividend Equivalents on Unvested Performance Awards	We do not pay dividends or dividend equivalents on performance-based awards unless and until the performance awards are earned and vested
For more information on executive compensation, see "Compensation Discussion and Analysis" and "Executive Compensation."

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	3

Corporate Governance Highlights
Corporate governance is a key area of focus for our Board of Directors ("Board of Directors" or "Board"). Our current governance practices include the below, a number of which are discussed in further detail throughout this proxy statement:
•Regular shareholder engagement
•Our Board of Directors is composed of a majority of independent directors and the Audit, Compensation and Personnel, and Nominating and Corporate Governance Committees are composed of only independent directors
•None of our directors serve on the board of directors of more than four other publicly-held corporations
•There is no stockholder rights plan ("poison pill")
•All Class B Shareholders have the right to vote on the election of the Class B Directors on an annual basis
•Independent Chairman
•Our Board of Directors and each committee holds quarterly executive sessions without management present
•Our Board of Directors provides oversight of key risks that impact the Company's ability to achieve its strategy
•Our Board of Directors regularly reviews committee charters and key governance policies
•Our Board is engaged in an ongoing refreshment process with a plan to increase director diversity and ensure coverage of the key skill-sets identified by the Board
Questions and Answers about the 2024 Annual Meeting
Please see “Shareholder Proposals for 2025 Annual Meeting” and “Voting and Meeting Information” for important information about the Annual Meeting, proxy materials, voting, deadlines for shareholder proposals and other important information.

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	4

Board of Directors
The Company entered into a Shareholders Agreement dated November 14, 2023 (the "Shareholders Agreement") with certain shareholders who, together with their affiliates, owned at least 5% of our issued and outstanding common shares as at the date of the Shareholders Agreement. These shareholders include: Sango Holdings (being Sango Hoken Holdings, LLC), Hopkins Holdings (being Hopkins Holdings, LLC), the Blackstone Investor (collectively being, BSOF Master Fund L.P. and BSOF Master Fund II L.P.) and the Magnitude Investor (collectively being, Magnitude Master Fund, a sub trust of the Magnitude Master Series Trust, Magnitude Institutional, Ltd., Magnitude Partners Master Fund, L.P., and Magnitude Insurance Master Fund, LLC), including any permitted transferee of any of the foregoing. The Shareholders Agreement provides that each such shareholder has the right to appoint a director to the Board of Directors (each a "Shareholder Director"), subject to the maintenance of certain ownership thresholds. See "Certain Relationships and Related Party Transactions". The remaining directors are elected by the holders of our Class B common shares (“Class B Directors”) for an annual term expiring at each annual general meeting or until their successors are elected or appointed or their office is otherwise vacated.
Currently, the Shareholder Directors are H. Hawes Bostic, III and Antonio Ursano, Jr. and the Class B Directors are David A. Brown, Giuseppina (Pina) Albo, Russell Fradin, William C. Freda, John J. Gauthier, Anu (Henna) Karna, Stephen W. Pacala, A. Neil Patterson, Marvin Pestcoe, Everard Barclay Simmons and Therese Vaughan. The former Hopkins Holdings and Sango Holdings appointed directors, John A. Overdeck and David M. Siegel, resigned from the Board of Directors effective October 15, 2023 due to potential conflicts of interest between their roles at Two Sigma and their roles as directors of the Company. Following the resignation of Mr. Overdeck, Hopkins Holdings appointed Mr. Ursano as its appointed director. Mr. Ursano has indicated to the Company that he intends to serve as a director on the Board of Directors of the Company on an interim basis while Hopkins Holdings identifies a director to replace Mr. Ursano. Following the resignation of Mr. Siegel, Sango Holdings has retained its right to appoint one director pursuant to the terms of the Shareholders Agreement. The former Blackstone Investor director, Peter Koffler, resigned from the Board of Directors effective on October 15, 2023. Following the resignation of the Blackstone Investor director, the Blackstone Investor retained its right to appoint one director pursuant to the terms of the Shareholders Agreement. However, on January 18, 2024 the Blackstone Investor submitted to the Company an irrevocable waiver of its director appointment rights under the Shareholders Agreement.
On October 15, 2023, the Board of Directors nominated John J. Gauthier and Anu (Henna) Karna to serve as Class B Directors on the Board of Directors and they were both elected to serve on the Board of Directors by the holders of our Class B common shares at a special general meeting held on October 24, 2023.
Effective March 11, 2024, the Board of Directors noted and accepted the resignation of D. Pauline Richards, former director and former Chair of the Company's Audit Committee, and appointed Therese Vaughan and A. Neil Patterson to serve as Class B Directors on the Board of Directors. Mr. Patterson was also appointed as Chair of the Company's Audit Committee.
Immediately following the 2024 Annual General Meeting, it is intended that Mr. Gauthier be appointed to serve as the Chair of the Compensation and Personnel Committee and Mr. Pacala be appointed to serve as Chair of the Nominating and Corporate Governance Committee.

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	5

Our Bye-laws provide that our Board of Directors may appoint such officers as it may determine which provides the Board of Directors with the flexibility to combine or separate the positions of Chairperson of the Board and Chief Executive Officer should it determine that utilizing one or the other structure would be in the best interests of the Company. David A. Brown, a non-executive director, continues to serve as Chairperson of the Board.
Our Board of Directors has concluded that our current leadership structure is appropriate at this time. However, our Board of Directors will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.
Skills, Qualifications and Experience of Directors
The Nominating and Corporate Governance Committee is responsible for, among other things, identifying, evaluating and recommending individuals qualified for positions on the Board and recommending to the Board the Class B director nominees for each annual meeting of shareholders. Among other things, and consistent with criteria approved by the Board, the Committee assesses nominees' general understanding of various business disciplines and the Company's business, analytical ability, independence, diversity of experience, viewpoints and backgrounds and willingness to devote adequate time to Board duties.
As reflected in the chart below, we believe that our Board offers a wide range of skills and experience:

BOARD SKILLS MATRIX

	David A. Brown	Giuseppina Albo	William C. Freda	John J. Gauthier	Anu (Henna) Karna	Stephen W. Pacala	A. Neil Patterson	Marvin Pestcoe	Everard Barclay Simmons	Therese Vaughan
Industry Experience	x	x	x	x	x	x	x	x	x	x
Reinsurance	x	x	x				x	x		
Insurance	x	x	x	x	x		x	x		x
(US/Specialty)		x								
Insurance (Lloyds)		x								
Broker/Distribution										
CEO Experience	x	x						x	x	x
C-Suite Experience	x	x	x	x	x	x		x	x	
Global Experience	x	x	x		x		x	x	x	
Public Company Experience	x	x	x	x	x		x	x	x	x
Risk Management Experience	x	x	x		x		x	x		x
Information Technology Experience					x					
Investments Experience	x			x				x	x	
Accounting and Finance Experience	x		x	x			x			
Actuarial Experience					x			x		x
Legal / Regulatory Experience		x							x	x
M&A Experience	x	x		x				x	x	
Human Capital / DEI Experience	x	x	x		x					
ESG / Environmental Experience		x			x	x

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	6

APPENDIX – SUMMARY OF EXPERIENCE, EXPERTISE OR ATTRIBUTE

Industry Experience	Knowledge of the (re)insurance industry combined with a general understanding of the products offered by Hamilton to its clients.
CEO Experience	Current or prior CEO experience, with responsibility for managing an organization's overall operations, including delegating and directing agendas, driving profitability, managing organizational structure, strategy and communicating with the Board. Such experience may include CEO experience of a (re)insurer.
C-Suite Experience	Executive management expertise, with day-to-day responsibility for managing people, teams and product lines.
Global Experience	Experience in working with multinational companies.
Public Company Experience	Experience in governance, strategic decision-making and oversight within the context of a publicly listed company.
Risk Management Experience	Expertise in developing, managing or overseeing a comprehensive risk management framework. Such experience may include CRO/CEO (insurance) experience.
Information Technology Experience	Expertise in the support, administration and design of telecommunications and computer systems and cyber security. Such experience may include CTO or CISO experience.
Investments Experience	Expertise in investment matters including experience with the oversight of investment portfolios such as asset allocation and performance. Experience may include assisting an organization's Board in the oversight of its investments. Such experience may include CIO experience.
Accounting and Finance Experience	Qualified accountant with audit experience including the preparation of financial statements. Such experience may include CFO, CAO or Controller experience.
Actuarial Experience	Qualified actuary. Such experience may include Chief Actuary experience.
Legal / Regulatory Experience	Qualified attorney with private practice or in-house experience. Such experience may include Partner level or General Counsel experience.
M&A Experience	Expertise in M&A, which may include business, operational, legal, finance, investment banking or strategic involvement.
Human Capital / DEI Experience	Expertise in developing human capital strategies, which may include the development of management incentive and succession plans, experience in overseeing an organization's general compensation philosophy and development combined with an understanding of the critical importance of organizational culture and talent management.
ESG / Environmental Experience	Experience in sustainability, and/or overseeing ESG program
Diversity	Diversity is another consideration which will be considered, and which is related to the skillset of the Board.

Board Refreshment Process
The Board views continuous and experienced leadership as a valuable asset to the Company. There are no term limits imposed on director tenure. The Nominating and Corporate Governance Committee will, however, review each director’s continuation on the Board every year, subject to the provisions of the Company’s Shareholders Agreement and Bye-laws regarding the rights of certain shareholders to appoint directors.
Directors shall be required to retire from the Board when they reach the age of 75 except in special circumstances as determined by the Nominating and Corporate Governance Committee in light of the then-ascertainable facts and circumstances, including the needs of the Company and the skills and attributes of such Director. The Nominating and Corporate Governance Committee shall periodically review the retirement policy to ensure it remains appropriate in light of the Company’s needs.

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	7

Board Diversity
The Nominating and Corporate Governance Committee expects the Board of Directors to foster, cultivate and preserve an inclusive culture. The Nominating and Corporate Governance Committee will consider gender, identity, age, race, nationality, national origin, ethnicity, disability status and sexual orientation in the composition of the Board of Directors. The Board of Directors shall evaluate each individual in the context of the Board of Directors as a whole with the objective of retaining a group that is best equipped to help ensure the Company’s success and represent shareholders’ interests through sound judgment.
Although there is no specific policy regarding diversity in identifying director nominees, both the Nominating and Corporate Governance Committee and the Board of Directors seek the talent and backgrounds that would be most helpful in selecting director nominees. In particular, the Nominating and Corporate Governance Committee considers whether a director candidate, if elected, assists in achieving a mix of board members that represents a diversity of background and experience.

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	8

PROPOSAL ONE:
Election of Class B Directors
Our business and affairs are managed under the direction of our Board of Directors. Our Bye-laws provide that our Board of Directors consist of not less than eleven (11) directors or more than fifteen (15) directors as the Board of Directors may determine from time to time. The Board of Directors presently consists of thirteen (13) directors, including eleven (11) Class B directors and two (2) Shareholder Directors.
At the 2024 Annual General Meeting, ten (10) Class B directors are to be elected, each to hold office until the next annual general meeting of shareholders or until his or her successor is elected and qualified. They will join the two (2) Shareholder Directors who are appointed in accordance with the Shareholders Agreement and the Company's Bye-laws. As such, after the 2024 Annual General Meeting the Board of Directors will consist of twelve (12) directors including ten (10) Class B directors and two (2) Shareholder Directors.
Recommendation

The Board of Directors recommends that shareholders vote their shares "FOR" the election of each of the ten (10) Class B directors nominated by our Board of Directors and named in this proxy statement as a director to serve until the next annual general meeting or until his or her successor is elected and qualified

Vote Required
To be approved, the election of Class B directors requires the affirmative vote from a plurality of the Class B common shares voted by holders present in person or by proxy at the Annual General Meeting at which holders of the majority of the Class B common shares are present, and entitled to vote thereon, subject to voting limitations as set out in the Company's Bye-laws. Broker non-votes and abstentions will have no effect on this proposal.
Class B Director Nominees
The Nominating and Corporate Governance Committee has recommended, and our Board of Directors has approved, David A. Brown, Giuseppina (Pina) Albo, William C. Freda, John J. Gauthier, Anu (Henna) Karna, Stephen W. Pacala, A. Neil Patterson, Marvin Pestcoe, Everard Barclay Simmons and Therese Vaughan as Class B director nominees for election as directors at the Annual General Meeting. If elected, each such nominee will serve as a director until the 2025 annual general meeting or until his or her successor is duly elected and qualified. The current term for Russell Fradin, a current director, will expire immediately following the Annual General Meeting.

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	9

Name	Age	Committees	Position	Since
David A. Brown	66	Compensation and Personnel and Underwriting and Risk	Independent Director	2013
Giuseppina (Pina) Albo	61		CEO and Director	2018
William C. Freda	71	Compensation and Personnel, Audit, Nominating and Governance	Independent Director	2014
John J. Gauthier	62	Compensation and Personnel and Investment	Independent Director	2023
Anu (Henna) Karna	47	Audit, Nominating and Governance and Underwriting and Risk	Independent Director	2023
Stephen W. Pacala	67	Compensation and Personnel, Nominating and Governance and Underwriting and Risk	Independent Director	2013
A. Neil Patterson	60	Audit and Nominating and Governance	Independent Director	2024
Marvin Pestcoe	63	Audit, Underwriting and Risk and Investment	Independent Director	2020
Everard Barclay Simmons	51	Audit and Investment	Independent Director	2023
Therese Vaughan	67	Nominating and Corporate Governance and Underwriting and Risk	Independent Director	2024
Class B Director Nominee Biographies

David A. Brown	Mr. Brown has served as a director of the Company since 2013 and currently serves as Chair of the Board of Directors. He also has served as non-executive Chair of Hamilton Re, Ltd. (Hamilton Re) since 2015. Mr. Brown previously served as the Chief Executive Officer at Flagstone Reinsurance Holdings Ltd. from September 2005 until its sale in November 2012. Mr. Brown was also the Chief Executive Officer of Centre Solutions from 1994 to 1997, and was a partner with Ernst & Young, Bermuda until 1993. In addition, Mr. Brown has experience serving on the boards of various organizations. Mr. Brown has served as Deputy Chair at the Bermuda Stock Exchange since 2020 (and previously held the role of Chair from 2000 to 2020), as Chair of the Board of Argus Insurance Group since February 2020, as a director of MIAX Pearl Exchange since April 2021 and as Chairman of Bermuda Commercial Bank since July 2021. Mr. Brown is also a member of the Institute of Chartered Accountants of Bermuda and a fellow of the Institute of Chartered Accountants in England and Wales. We believe Mr. Brown’s business and leadership experience in the reinsurance industry and his expertise in accounting qualifies him to serve on the Company’s Board of Directors.

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	10

Giuseppina (Pina) Albo	Ms. Albo has served as Chief Executive Officer of the Company and a member of its Board of Directors since January 2018. Ms. Albo started her career as a lawyer in Toronto, Canada, followed by a 25-year career at Munich Re in increasingly senior positions leading to her last position as Member of the Board of Executive Management where her responsibilities included P&C business and operations in Europe and Latin America. Since 2019, Ms. Albo has sat on the Board of Directors for Reinsurance Group of America, Incorporated and in January 2023, was appointed as the first female Chair of the Association of Bermuda Insurers and Reinsurers. Since 2018, she has also served as an ambassador for the Insurance Supper Club, an international organization that aims to improve networking opportunities for women across the finance and insurance industries. Ms. Albo has been recognized for contributions to the insurance industry and has received numerous awards including the Association of Professional Insurance Women’s “Woman of the Year” (2011). She was also designated “Top Influencer” in Insurance Business America’s List of “Hot 100” (2014) and placed on Intelligent Insurer’s list of “Top 100 Women in Re/insurance” (2014 and 2015). Ms. Albo holds a Maîtrise en Droit, International and European Community Law, from L’Université d’Aix-Marseille III, Aix-en-Provence, France; a Juris Doctor from Osgoode Hall Law School, York University, Toronto, Canada; and a Bachelor of Arts degree in Languages from the University of Winnipeg, Manitoba, Canada. We believe Ms. Albo’s extensive experience in the insurance industry and in leadership positions qualifies her to serve on the Company’s Board of Directors.

William C. Freda	Mr. Freda has served as a director of the Company since 2014 and Chair of the Nominating and Corporate Governance committee since May 2023. As senior partner and vice chair of Deloitte, LLP, Mr. Freda served Deloitte’s most significant clients and maintained key relationships, acting as a strategic liaison to the marketplace as well as to professional and community organizations. He joined Deloitte in 1974 and served on a wide range of multinational engagements for many of Deloitte’s largest and most strategic clients. Mr. Freda’s many senior positions at Deloitte included Chair of the Risk Committee and the Audit Committee of Deloitte Touche Tohmatsu Limited’s Board of Directors, Managing Partner of Deloitte’s US Client Initiatives, and member of the US Executive Committee. Mr. Freda is a graduate of Bentley University. He is a member of the Board of Directors of Guardian Life Insurance Company and State Street Corporation. We believe Mr. Freda’s key insight and perspective on risk management, international expansion and client relationships gained through his extensive experience interacting with audit committees, boards of directors and senior management qualifies him to serve on the Company’s Board of Directors.

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	11

John J. Gauthier	Mr. Gauthier has served as a director of the Company since October 2023. He served as President of Allied World Financial Services Company, Inc. from 2012 until his retirement in 2018 and as Chief Investment Officer of Allied World Assurance Company Holdings, AG. from 2008 to 2018. Before joining Allied World, Mr. Gauthier was a Managing Director with Goldman Sachs Asset Management and held positions of increasing responsibility with Conning Asset Management culminating in a position as Director of Investment Strategy for Conning’s property-casualty insurer clients. Prior to joining Conning Asset Management, Mr. Gauthier held positions at General Reinsurance/New England Asset Management and The Travelers. Mr. Gauthier holds a Bachelor of Science degree in Computer Information Systems from Quinnipiac College and a Master of Business Administration, Finance from The Wharton School of the University of Pennsylvania. He is a Principal at JJG Advisory, LLC, a consulting business, and at Talcott Capital Partners, LLC, an investor advisory business. Mr. Gauthier is a member of the boards of directors of Reinsurance Group of America, Incorporated, The Hartford Funds, and Middlesex (CT) Health Systems. Mr. Gauthier served on the Board of Directors of Crescent Acquisition Corporation from 2018-2021. We believe Mr. Gauthier’s extensive financial and business experience in leadership positions qualifies him to serve on the Company’s Board of Directors.

Anu (Henna) Karna	Ms. Karna has served as a director of the Company since October 2023. She has more than 25 years of experience leading innovation across digital/data in high-tech, CPG, risk management, and insurance industries. Dr. Karna has led businesses and advised Fortune 50 companies on digital innovation and disruption and has designed and developed patent-pending technology and applications in the field of genetic algorithms, behavioral analytics, deep neural nets and digital-data technologies. Most recently, Dr. Karna served as the General Manager, Managing Director, Global Insurance & Risk Management Solutions at Google from November 2020 to March 2023. Prior to Google, she served as Executive Vice President and Global Chief Data Officer at AXA XL from 2017 to 2020, as President of Verisk Digital Services, as Vice President, Digital Customer Strategy for Verisk Analytics and as Managing Director & Global Actuarial Chief Information Officer for AIG. Earlier in her career, Dr. Karna held positions at Affinnova, John Hancock Insurance and held cryptology-related roles for the government. Dr. Karna holds a Bachelor of Science from Worcester Polytechnic Institute, a Masters and Doctorate from the University of Massachusetts, Lowell and a Master of Business Administration from the Massachusetts Institute of Technology. She is a member of the board of directors of Essent Group Ltd. We believe Dr. Karna’s extensive experience in the insurance and tech industries as well as in leadership positions qualifies her to serve on the Company’s Board of Directors.

Stephen W. Pacala	Mr. Pacala has served as a director of the Company since 2013. He has also served as a Professor and Director at Princeton University since 1992. From 1982 to 1992 he served as an associate professor at the University of Connecticut. Mr. Pacala is also a member of President Biden’s Council of Advisors on Science and Technology, the American Academy of Arts and Sciences, and the National Academy of Sciences. Mr. Pacala is a previous recipient of the MacArthur Award, Mercer Award and the David Starr Jordan Prize. Mr. Pacala holds a Bachelor of Arts degree from Dartmouth College and a Ph.D. in biology from Stanford University. We believe Mr. Pacala’s extensive experience in climate-related matters and in leadership positions qualifies him to serve on the Company’s Board of Directors.

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	12

A. Neil Patterson	Mr. Patterson has served as a director of the Company and as chair of our audit committee since March 2024. Neil Patterson is a recently retired Chairman of the KPMG group of entities in Bermuda. He spent the majority of his career with KPMG, having joined the firm in 1989. He was a client facing lead audit partner from 1997 until his retirement on December 31, 2020; providing audit and advisory services to financial services clients in Bermuda. He was the Risk Management Partner for KPMG in Bermuda for over twenty years and was the Risk Management Partner for KPMG’s sub regional firm (The KPMG Islands Group) for fifteen years. Mr. Patterson became the Bermuda firm’s Office Managing Partner in 2008 and served for nine years, he then took on the role of Chairman until his retirement. From 2012 until 2015, Mr. Patterson served as the Managing Partner of KPMG’s regional firm; The KPMG Islands Group (KIG). In this capacity, he was also a member of KPMG’s Board of Directors for its European, Middle East and Africa (EMA) firm. From 2016 to 2020 Mr. Patterson served as a member of KPMG’s Global Insurance Advisory Group, a sub-committee of KPMG’s global board. The Group advises the KPMG global board on insurance matters affecting KPMG member firms around the world. Mr. Patterson is very active in the Bermuda community. In 2019 he co-founded Ignite Bermuda, the island’s first privately funded business incubator and accelerator. Ignite’s purpose is to help Bermudian entrepreneurs succeed in business, diversify economic ownership and create jobs through education, mentoring and support. To date over 500 Bermudian entrepreneurs and small businesses have benefited from the programme. In 2021 he co-founded Bermuda Investor Community Limited. BICL is designed to enhance the flow of capital from angel investors into the entrepreneurial community in Bermuda. It provides coaching and advisory services to entrepreneurs seeking capital and promotes an electronic platform where investors and entrepreneurs can enter into transactions. We believe Mr. Patterson's extensive financial and audit experience qualifies him to serve on the Company’s Board of Directors.

Marvin Pestcoe	Mr. Pestcoe has served as a director of the Company since 2020 and Chair of our Underwriting & Risk Committee as of May 2023. He also currently serves as non-executive Chair of Hamilton Select Insurance LLC. Mr. Pestcoe served as Executive Chair and Chief Executive Officer of Langhorne Re from January 2019 to April 2021 and continued as a director of Langhorne Re until March 2023. He is also currently a director at Catalina Insurance and a director and a director of Aisix Solutions (formerly Minerva Intelligence). Mr. Pestcoe previously held senior positions in PartnerRe (2001 to 2017) and Swiss Re New Markets (1997 to 2001), and has over 40 years of experience in insurance, reinsurance and investments including a range of executive roles and leadership positions that focused on profit center management, investments, corporate strategy, data analytics and risk management. Mr. Pestcoe is also a Fellow of the Casualty Actuarial Society and a member of the American Academy of Actuaries. We believe Mr. Pestcoe’s expertise in insurance, reinsurance and investing and business leadership experience qualifies him to serve on the Company’s Board of Directors.

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	13

Everard Barclay Simmons	Mr. Simmons has served as a director of the Company since August 2023. Mr. Simmons is Chair and CEO at advisory firm Rose Investment Limited and Chair of the Bermuda Public Funds Investment Committee with responsibility for advising on the investment of Bermuda’s pension funds. He was formerly an investment banker with Goldman Sachs in New York and returned to Bermuda in 2006 as Managing Partner of a Bermuda law firm where he worked until 2019. Mr. Simmons is a graduate of the University of Kent at Canterbury, where he graduated with a law degree, the Inns of Court School of Law where he qualified as a barrister, and Harvard Business School where he graduated with a Master in Business Administration. He is a member of the boards of Petershill Partners plc and Argus Group Holdings Limited and is a former Chair of Butterfield Bank. We believe Mr. Simmons’ extensive financial and business experience in leadership positions qualifies him to serve on the Company’s Board of Directors.

Therese Vaughan	Ms. Vaughan has served as a director of the Company since March 2024. Ms. Vaughan is a seasoned educator, corporate director, and internationally recognized expert in insurance regulation. She was the CEO of the National Association of Insurance Commissioners and served over 10 years as Iowa Insurance Commissioner—the state’s longest-serving and first female insurance commissioner. Ms. Vaughan represented the US insurance regulatory system internationally, as a member of the Executive Committee of the International Association of Insurance Supervisors and of the steering committing for the US/EU Insurance Dialogue Project. She chaired the Joint Forum, a Basel, Switzerland-based group of banking, insurance, and securities supervisors. Ms. Vaughan recently served as a director of AIG, and is on the Board of Verisk Analytics, Wellmark Blue Cross and Blue Shield, WestBank, and the Food Bank of Iowa. We believe Ms. Vaughan’s extensive experience in insurance regulatory oversight and in leadership positions qualifies her to serve on the Company’s Board of Directors.

The Board of Directors recommends a vote "FOR" the election of the Class B Director nominees

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	14

Shareholder Directors
Set forth below, and not for nomination or election at the Annual General Meeting, are the biographies of the two current Shareholder Directors:

H. Hawes Bostic, III	Mr. Bostic has served as a director of the Company since 2022 and chair of our investment committee as of May 2023. He is also a Partner at Magnitude Capital, where he has been a member of the investment team since 2005. Previously, Mr. Bostic traded equity derivatives and convertible bonds for KBC Financial Products from 1999 to 2002 and worked as a trader at the D.E. Shaw group from 1998 to 1999. Mr. Bostic began his career in business consulting in 1995. In addition, since 2018, Mr. Bostic has served on the board of The In Kind Project, a non-profit that provides community programming in the arts for children of all backgrounds. He graduated with a Bachelor of Arts in English Literature from the University of Virginia and is a CFA Charterholder. We believe Mr. Bostic’s investing expertise and business leadership experience qualifies him to serve on the Company’s Board of Directors. Mr. Bostic was appointed as a director of the Company pursuant to the Magnitude Investor’s right under the Shareholders Agreement to appoint a director to the Board of Directors.

Antonio Ursano, Jr.	Mr. Ursano has served as a director of the Company since October 2023. He is also the Managing Partner and Co-Founder of Insurance Advisory Partners LLC. Mr. Ursano previously served as the Group Chief Financial Officer of the Company from September 2019 to July 2021. Prior to joining the Company, he was President of TigerRisk Partners, LLC from 2015 to 2021, Chief Executive Officer of Willis Capital Markets Advisory from 2009 to 2015 and Vice Chairman and Global Head of the Financial Institutions Group at Banc of America Securities from 1999 to 2009. Mr. Ursano has over 36 years of experience in the insurance industry and in investment banking. We believe that Mr. Ursano’s extensive experience in the insurance and reinsurance industry and in investment banking and business leadership experience qualifies him to serve on the Company’s Board of Directors. Mr. Ursano was appointed as a director of the Company pursuant to Hopkins Holdings, LLC’s right under the Shareholders Agreement to appoint a director to the Board of Directors. Mr. Ursano was appointed as a director of the Company pursuant to the Hopkins Holdings right under the Shareholders Agreement to appoint a director to the Board of Directors. See “Certain Relationships and Related Party Transactions—IAP Engagement Letter.”
Directors Not Continuing in Office
D. Pauline Richards retired from the Board of Directors with effect from March 11, 2024. The current term for Russell Fradin, a current director, will expire immediately following the Annual General Meeting. The Company gratefully acknowledges and thanks both Ms. Richards and Mr. Fradin for their years of service and dedication to our Board of Directors.

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	15

Corporate Governance
Corporate Governance Highlights
Corporate governance is a key factor in our ability to deliver shareholder value. Highlights of our corporate governance standards include:
•Majority independent Board of Directors
•No "over-boarding" - our directors may not serve on the board of directors of more than four other publicly held companies
•Independent Committees - each of our Audit, Compensation and Personnel and Nominating and Corporate Governance Committees are entirely comprised of independent directors
•Robust corporate governance framework - the Company is committed to conducting its business with the highest level of ethical conduct and the Board of Directors has adopted a Corporate Governance Framework, a Code of Conduct and Ethics and, when combined with the Charters of the standing Board Committees, provides for a robust framework. Copies of these documents are available on our Company website
•Active Board refreshment process
•Access to structured Board continuing education modules to remain up to date with current 'hot topics' impacting our industry
Director Independence
The Board of Directors affirmatively determines on an annual basis whether each director qualifies as an independent director pursuant to the NYSE listing standards and each independent director is expected to promptly disclose to the Board any existing or proposed relationships or transactions that could impact his or her independence. Members of the Audit Committee and the Compensation and Personnel Committee must meet the additional independence requirements set forth under the Securities Exchange Act of 1934 and the applicable provisions of the NYSE Listed Company Manual. The Nominating and Corporate Governance Committee undertakes an annual review of the independence of all non-employee directors and makes recommendations to the Board of Directors.
Our Board currently consists of thirteen (13) directors, eleven (11) of whom are independent. Our Board of Directors recently undertook a review of the independence of our directors and considered whether any director has a material relationship with us that could compromise that director’s ability to exercise independent judgment in carrying out that director’s responsibilities. The Board has made these determinations primarily on the basis of a review of each director's responses to questions regarding employment and compensation history, family relationships and affiliations and discussions with the directors. The Board also considers the recommendations of the Nominating and Corporate Governance Committee, which thoughtfully assess independence, as well as seeks the advice of outside counsel experienced with these matters. Our Board of Directors has affirmatively determined that David A. Brown, Hawes Bostic, III, Russell Fradin, William C. Freda, John J. Gauthier, Anu (Henna) Karna, Stephen W. Pacala, A. Neil Patterson, Marvin Pestcoe, Everard Barclay Simmons and Therese Vaughan are each an “independent director,” as defined under the Exchange Act and the rules of the NYSE. Giuseppina (Pina) Albo is not independent as she serves as our Chief Executive Officer. Antonio Ursano, Jr. is not independent as he is the

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	16

Managing Partner and Co-Founder of Insurance Advisory Partners LLC, which company in 2023 received payments from the Company which exceeded the greater of $1 million or 2% of such company's consolidated gross revenues. In making these determinations, our Board of Directors considered the current and prior relationships that each director has or had with our Company and all other facts and circumstances our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our share capital by each director, and the transactions involving them described in the section titled “Certain Relationships and Related Party Transactions.” Accordingly, in accordance with the listing standards of the NYSE, a majority of our directors are independent.
Board and Committee Evaluations
We firmly believe that a robust Board and Committee evaluation process is essential to good corporate governance. Our Corporate Governance Guidelines provide that the Board will conduct a self-evaluation to determine the effectiveness of the Board and its committees annually. The purpose of this review is not to single out the performance of particular directors, but to improve the performance of the Board of Directors' as a whole. The Board and the Nominating and Corporate Governance Committee review, evaluate and, as necessary or advisable, revise the framework for effectiveness and compliance with legal requirements and compliance with the NYSE. This framework is subject to modification by the Board upon recommendation by the Nominating and Corporate Governance Committee.
Certain Relationships and Related Party Transactions
The following is a summary of certain relationships and related party transactions.
Shareholder Agreement
The Company is party to a Shareholders Agreement with certain shareholders who, together with their respective affiliates, own at least five percent (5%) of our issued and outstanding common shares providing for certain rights. At this time, those shareholders include Sango Holdings, Hopkins Holdings, the Blackstone Investor and the Magnitude Investor. The Shareholders Agreement provides each such shareholder with certain rights, including the right to appoint a director to the Board of Directors, subject to the maintenance of certain ownership thresholds.
The Shareholders Agreement also provides that the Company will obtain and maintain directors’ and officers’ liability insurance and fiduciary liability insurance, which includes coverage for prior acts, with insurers of recognized financial responsibility in such amounts as the Board of Directors determines to be prudent and customary for the Company’s business and operations, to the extent that coverage is available at a reasonable cost, or as otherwise provided for in the indemnification agreements. See "Indemnification Agreements" for additional information regarding directors' and officers' liability insurance coverage.
Registration Rights Agreement
We have entered into the registration rights agreement, dated December 23, 2013, with certain of our existing shareholders pursuant to which we have provided such shareholders with certain demand and piggy-back registration rights with respect to our common shares.

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	17

Commitment Agreement and Investment Management Agreement
The Company and Hamilton Re, Ltd., a subsidiary of the Company ("Hamilton Re"), are party to a Commitment Agreement (the "Commitment Agreement") and the Two Sigma Hamilton Fund investment management agreement (the "Two Sigma Hamilton Fund IMA") with Two Sigma and Two Sigma Principals, LLC (the managing member of the Two Sigma Hamilton Fund (the "Managing Member")). Under the Commitment Agreement, Hamilton Re is required to maintain an investment in the Two Sigma Hamilton Fund, LLC ("Two Sigma Hamilton Fund") in an amount up to the lesser of (i) $1.8 billion or (ii) 60% of Hamilton’s net tangible assets for a rolling three-year period commencing on July 1, 2023. The Commitment Agreement renews for a new three-year period unless a non-renewal notice is provided by either party in accordance with the Commitment Agreement. Effective July 1, 2023, a revised investment management agreement with Two Sigma requires Two Sigma Hamilton Fund to incur a management fee of 2.5% of the non-managing members' equity in the net asset value of the Two Sigma Hamilton Fund per annum (previously 3%). The management fee for the years ended December 31, 2023 and 2022, the month ended December 31, 2021 and the year ended November 30, 2021 was $45.2 million, $53.1 million, $4.3 million and $48.7 million, respectively.
The Two Sigma Hamilton Fund Limited Liability Company Agreement
Under the terms of the revised limited liability company agreement of the Two Sigma Hamilton Fund between Hamilton Re and the Managing Member, the Managing Member remains entitled to an incentive allocation equal to 30% of Two Sigma Hamilton Fund’s net profits, subject to high watermark provisions, and adjusted for withdrawals and any incentive allocation to the Managing Member. In the event there is a net loss during a quarter and a net profit during any subsequent quarter, the Managing Member is entitled to a modified incentive allocation whereby the regular incentive allocation will be reduced by 50% until subsequent cumulative net profits are credited in an amount equal to 200% of the previously allocated net losses. The Managing Member is also entitled to receive a revised additional incentive allocation as of the end of each fiscal year (or on any date Hamilton Re withdraws all or a portion of its capital), in an amount equal to 25% of the Excess Profits (previously 20%). "Excess Profits" for any given fiscal year (or other such accounting period) means the net profits over 10% for such fiscal year (previously 15%), net of management fees and expenses and gross of incentive allocations, but only after recouping previously unrecouped net losses. To the extent Hamilton Re contributes capital other than at the beginning of a fiscal year or withdraws capital other than at the end of a fiscal year, the additional incentive allocation hurdle with respect to such capital is prorated. The aggregate incentive allocation (inclusive of the additional incentive allocation) for the years ended December 31, 2023 and 2022, the month ended December 31, 2021 and the year ended November 30, 2021 was $21.5 million, $68.0 million, $Nil and $61.6 million, respectively.
Ada Re
Our wholly owned subsidiary, Ada Capital Management Limited ("ACML"), is a Bermuda insurance agent that provides certain underwriting services to Ada Re, Ltd. ("Ada Re"). Ada Re is a non-consolidated special purpose insurer funded by investors and formed to provide fully collateralized reinsurance and retrocession to both the wholly owned operating platforms of Hamilton Re and third-party cedants. As of December 31, 2023, John A. Overdeck and trusts for the benefit of certain members of his immediate family indirectly beneficially own 60% of the outstanding non-voting preference shares of Ada Re. Mr. Overdeck does not have any interest in any voting shares of Ada Re.

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	18

Mr. Overdeck and trusts for the benefit of certain members of his immediate family have, together, contributed approximately $189 million to Ada Re strategies between 2021 and 2023.
Mr. Overdeck was a member of our Board of Directors in 2023 and, through Hopkins Holdings, which is managed by Mr. Overdeck, beneficially owns Class A common shares of the Company.
IAP Engagement Letter
Pursuant to an engagement letter, we retained Insurance Advisory Partners LLC (“IAP”), a FINRA member, to act as financial advisor to us with respect to evaluating various strategic and financial alternatives including any capital raise by us, including on November 14, 2023 where the Company consummated an initial public offering of its Class B Common Shares ("IPO") (the “IAP Engagement Letter”). Mr. Ursano, one of our directors, is the Managing Partner and Co-Founder of IAP. Pursuant to the IAP Engagement Letter, the Company paid IAP a retainer of $0.1 million and a transaction fee of $1.0 million in connection with our IPO. The Company also reimbursed IAP for all reasonable and documented out-of-pocket expenses incurred in connection with specified matters, and has provided for indemnification of IAP. The advisory agreement expired on January 8, 2024 and was not renewed.
Indemnification Agreements
Our Bye-laws provide that we will indemnify our directors and officers in respect of their actions and omissions, except in respect of their fraud or dishonesty. Pursuant to our Bye-laws, our shareholders have agreed to waive any claim or right of action that such shareholders may have, whether individually or by or in right of the Company, against our directors or officers for any act or failure to act in the performance of such director’s or officer’s duties with or for the Company, except in respect of any fraud or dishonesty of such director or officer. Our Bye-laws also permit us to purchase and maintain insurance for the benefit of any director or officer in respect of any loss or liability attaching to such director or officer in respect of any negligence, default, breach of duty or breach of trust, whether or not we may otherwise indemnify such director or officer. The Company intends to maintain a directors’ and officers’ liability policy for such a purpose.
In connection with the consummation of our IPO, we entered into separate indemnification agreements with each of our directors and executive officers and the former Blackstone Investor director, Peter Koffler, and each of John A. Overdeck and David M. Siegel (who each resigned effective on October 15, 2023), which contain customary terms for public companies. These indemnification agreements required us to obtain directors’ and officers’ liability insurance, which includes coverage for prior acts and actions relating to our IPO, with reputable insurance companies.
The indemnification agreements and our Bye-laws require us to indemnify these individuals to the fullest extent permitted by applicable law against liabilities that may arise by reason of their service to us, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. The indemnification provided under the indemnification agreements is not exclusive of any other indemnity rights. There is currently no pending material litigation or proceeding involving any of our directors.
Policies and Procedures for Related-Party Transactions
We have adopted a related person transactions policy and implemented procedures for reviewing transactions with “related parties,” which we define to include our executive officers, directors and nominees

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	19

for director, any immediate family member or affiliated entity of any of our executive officers, directors or nominees for director and any person (and his or her immediate family members and affiliated entities) or entity (including affiliates) that is a beneficial owner of 5% or more of any class of our outstanding voting securities. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest. Pursuant to this policy, an appropriate committee of our Board of Directors must approve the terms, arrangements and policies of, and provide ongoing oversight over, all transactions with a related party in which the amount involved exceeds $120,000. In conducting its initial and ongoing reviews, the Audit Committee takes into account, among other factors it deems appropriate, the terms of the transaction, including whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances, the extent of the related-party’s interest in the transaction, the qualifications and performance of the related party and other business considerations that would be applied to similar arrangements with unaffiliated parties. Under the policy, if we should discover related party transactions that have not been approved, the Audit Committee will determine the appropriate action, including ratification, rescission or amendment of the transaction.

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	20

Board Committees
Our Board maintains Audit, Compensation and Personnel, Nominating and Corporate Governance, Investment and Underwriting and Risk Committees (each a Committee). Current copies of the charters for the Audit, Compensation and Personnel and Nominating and Corporate Governance Committees, as well as our Corporate Governance Guidelines, are available on our website at www.hamiltongroup.com. The table below summarizes the Company's committee membership as of April 25, 2024 for each Committee. Additionally, the table identifies the independent directors - as indicated by an asterisk (*), as determined by our Board based on the NYSE listing standards and our Corporate Governance Guidelines.

Name	Audit	Compensation and Personnel	Nominating and Corporate Governance	Underwriting and Risk	Investment
David A. Brown (Chair of Board of Directors) *		X		X
Giuseppina (Pina) Albo (Chief Executive Officer)
H. Hawes Bostic, III (Chair of Investment) *					X
Russell Fradin (Chair of Compensation and Personnel) *		X			X
William C. Freda (Chair of Nominating and Governance) *	X	X	X
John J. Gauthier *		X			X
Anu (Henna) Karna *	X		X	X
Stephen W. Pacala *		X	X	X
A. Neil Patterson (Chair of Audit) *	X		X
Marvin Pestcoe (Chair of Underwriting and Risk) *	X			X	X
Everard Barclay Simmons *	X				X
Antonio Ursano, Jr.				X
Therese Vaughan *			X	X
2023 Meetings	4	4	4	4	4
Audit Committee. The purpose of the Audit Committee is to prepare the Audit Committee report required by the SEC to be included in our proxy statement and to assist our Board of Directors with respect to its oversight of (1) our risk management policies and procedures; (2) the audits and integrity of our financial statements, and the effectiveness of internal control over financial reporting; (3) our compliance with legal and regulatory requirements; (4) the qualifications, performance and independence of the outside auditors; (5) the performance of our internal audit function; (6) the evaluation of related party transactions; (7) pre-approving audit and non-audit services and fees; and (8) the establishment and maintenance of procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls, auditing matters, or federal and state rules and regulations, and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters.
Compensation and Personnel Committee. The purpose of the Compensation and Personnel Committee is to assist our Board of Directors in discharging its responsibilities relating to (1) setting our compensation philosophy and compensation of our executive officers and directors, (2) monitoring our equity-based and

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	21

certain incentive compensation plans, (3) preparing the Compensation and Personnel Committee report required to be included in our proxy statement or annual report under the rules and regulations of the SEC when such disclosure is required by SEC rules and (4) appointing and overseeing any compensation consultants.
Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for, among other things, (1) reviewing board structure, composition and practices and making recommendations on these matters to our Board of Directors, (2) reviewing, soliciting and making recommendations to our Board of Directors and shareholders with respect to candidates for election to the Board of Directors, (3) overseeing our Board of Directors’ performance and self-evaluation process, reviewing the compensation payable to board and committee members and providing recommendations to our Board of Directors in regard thereto, and (4) developing and reviewing a set of corporate governance principles.
Investment Committee. The Investment Committee establishes our investment policy and guidelines and monitors our investment results and performance against our investment objectives, guidelines, benchmarks, and risk appetite contained in the investment policy. Our investment policy contains guidelines on permitted assets and prohibited asset classes, minimum criteria for credit quality, duration benchmarks, liquidity requirements and sustainability parameters.
Underwriting and Risk Committee. The Underwriting and Risk Committee is responsible for, among other things, overseeing, reviewing and evaluating the Company's policies, guidelines, performance, risk management, processes and procedures relating to the underwriting of (re)insurance risks undertaken by the Company and enterprise risk management activities (including the risk management framework employed by management). The Underwriting and Risk Committee also reviews and makes recommendations to the Board of Directors regarding underwriting matters.
Meetings of the Board and its Committees
Pursuant to our Corporate Governance Guidelines, we expect our directors to regularly attend meetings of the Board and the Committees of which they are members, and to spend the time and effort needed to properly discharge their responsibilities, including by keeping themselves informed about the business and operations of the Company. Each director is also encouraged to attend the Company's annual meeting of the shareholders. Our Board met five (5) times during the year ended December 31, 2023. No director attended fewer than 75% of the total number of meetings of the Board and the total number of meetings of all committees of the Board on which the director served (during the period that each director served on the Board or such Committee).
Meetings of Non-Management Directors
The Board believes that one of the key elements of effective, independent oversight is for the independent directors to meet in executive session on a regular basis without the presence of management. In 2023, the independent directors met in executive session at each of our four regularly scheduled Board meetings.

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	22

Compensation and Personnel Committee Interlocks and Insider Participation
During the fiscal year ended December 31, 2023, each of David A. Brown, William C. Freda, John Gauthier, Stephen W. Pacala and Russell Fradin served on our Compensation and Personnel Committee. Other than David A. Brown, who served as the interim Chief Executive Officer of the Company from May 14, 2017 until January 22, 2018 and interim Chief Executive Officer of Hamilton Re from August 1, 2020 until October 5, 2020, none of our Compensation and Personnel Committee members have served as an officer or employee of the Company. None of our executive officers currently serve, or in the past year have served, as a member of the Board of Directors or Compensation and Personnel Committee, or other Board committee performing equivalent functions, of any entity that has one or more executive officers serving on our Compensation and Personnel Committee or our Board of Directors. None of the members of the Compensation and Personnel Committee have any other relationship required to be disclosed under this caption under the rules of the SEC.
Board Leadership Structure
The Board reviews the Company's leadership structure from time to time to ensure that we have a strong and independent Board. The Board has determined that the role of independent lead director is not currently necessary as our Chair of the Board, David A. Brown, is a non-management / independent director. All directors, with the exception of our Chief Executive Officer, Giuseppina (Pina) Albo, and Antonio Ursano, Jr., Shareholder Director, are independent as defined under the applicable listing standards of the NYSE.
Consideration of Director Nominees
The Nominating and Corporate Governance Committee will consider candidates recommended by shareholders to be nominated to our Board for election at the Annual General Meeting. A shareholder who wishes to submit a candidate for consideration must be a shareholder of record at the time that such shareholder submits a candidate for nomination and must be entitled to vote for the candidate at the meeting. If the shareholder (or a qualified representative of the shareholder) does not appear at the Annual General Meeting to present a nomination or other proposed business, such nomination shall be disregarded or such proposed business shall not be transacted, as the case may be, notwithstanding that proxies in respect of such vote may have been received by the Company. To be timely, a shareholder’s notice shall be delivered to or mailed and received by the Secretary at the registered office of the Company not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual general meeting; provided, however, that in the event that the annual general meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the shareholder in order to be timely must be so received by the Secretary at the registered office of the Company no earlier than 120 days prior to such meeting and no later than the later of (i) 70 days prior to the date of such meeting and (ii) the close of business on the fourth (4th) day following the day on which such notice of the date of the annual general meeting was mailed or such public disclosure of the date of the annual general meeting was made, whichever first occurs. The notice must include:

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	23

•The name and address of such shareholder (as they appear in the Company's Register of Members) and any such beneficial owner
•The class or series and number of shares of the Company which are held of record or are beneficially owned by such shareholder and by any such beneficial owner
•A description of any agreement, arrangement or understanding between or among such shareholder and any such beneficial owner, any of their respective affiliates or associates, and any other person or persons (including their names) in connection with the proposal of such nomination or other business
•A representation that the shareholder is a holder of record of shares of the Company entitled to vote at such general meeting and that that shareholder (or qualified representative of that shareholder) intends to appear in person or by proxy at the general meeting to bring such nomination or other business before the general meeting
•A representation as to whether such shareholder or any such beneficial owner intends or is part of a group that intends to (i) deliver a proxy statement and/or form of proxy to holders of at least the percentage of the voting power of the Company’s outstanding shares required to approve or adopt the proposal or to elect each such nominee and/or (ii) otherwise to solicit proxies from shareholder in support of such proposal or nomination.
A shareholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934.
Communications with Board of Directors
Shareholders and other interested parties may send communications to our Board by sending written notice to our Corporate Secretary at our headquarters at Wellesley House North, 1st Floor, 90 Pitts Bay Road, Pembroke HM 08, Bermuda. The notice may specify whether the communication is directed to the entire Board, to the non-management directors or to a particular Board committee or other director. Our Corporate Secretary will handle routine inquiries and requests for information or will otherwise determine whether the communication is made for a valid purpose and is relevant to the Company and its business and, if the Corporate Secretary so determines, will forward the communication to our Chair of the Board, to the non-management directors or to the appropriate committee chair or director. At each meeting of our Board, our Corporate Secretary presents a summary of all communications received since the last meeting that were not forwarded and makes those communications available to the directors upon request.
Board Oversight of Risk and Risk Management
Although management is responsible for the day-to-day management of the risks our Company faces, our Board of Directors and its committees take an active role in overseeing management of our risks, and the Board has ultimate responsibility for the oversight of risk management. The Board regularly reviews information regarding our operational, financial, legal and strategic risks. Specifically, senior management attends quarterly meetings of the Board, provides presentations on operations including significant risks, and is available to address any questions or concerns raised by our Board.

Our committees assist the Board in fulfilling its risk oversight responsibilities. The Audit Committee coordinates the Board's oversight of risks including our management policies and procedures; the audits and integrity of our financial statements and the effectiveness of internal control over financial reporting; our compliance with legal and regulatory requirements; and the evaluation of related party transactions. Additionally, the Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	24

cybersecurity risks, the identification, assessment and management of which are integrated into the Company’s overall enterprise risk management systems and processes. Such processes include, on a quarterly basis, senior management’s reporting on cybersecurity matters and security risks to a cross-functional management team, which elevates important issues identified in these reports to the Audit Committee to be assessed and further reported to the Board. The Compensation and Personnel Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs. The Nominating and Corporate Governance Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks associated with board structure, composition and practices, performance and self-evaluation processes, succession planning for our directors and corporate governance and corporate governance principles. The Investment Committee assists the Board in fulfilling its oversight responsibilities with respect to the monitoring of our investment results and performance against our objectives, guidelines, benchmarks and risk appetite contained in our investment policy. The Underwriting and Risk Committee assists the Board in fulfilling its oversight responsibilities with respect to management of risks associated with policies, guidelines, performance, risk management, processes and procedures relating to the underwriting of (re)insurance risks undertaken by the Company and enterprise risk management ("ERM") activities, including the risk management framework employed by management.
Code of Conduct and Corporate Governance Guidelines
Our Corporate Governance Framework, along with our Code of Conduct and Ethics and the charters of each of the committees of our Board, provide a framework for the corporate governance of the Company addressing matters such as director qualification standards, director responsibilities and duties and compensation of our directors. Our Corporate Governance Framework and Code of Conduct and Ethics apply to all of our directors, officers and employees, and are available on our website at www.hamiltongroup.com. In addition, waivers of the Code of Conduct and Ethics for our directors and executive officers may be made only by our Board or Nominating and Corporate Governance Committee and will be promptly disclosed to shareholders on our website in accordance with the listing standards of the NYSE.
Corporate Citizenship & Sustainability
At Hamilton, we are proud to have dynamic and talented colleagues who are focused on building a company that respects all of our stakeholders. In this context, we endeavor, both as underwriters and as global citizens, to applying our business strengths to make a meaningful impact on society.
Events over the last several years have served as a powerful reminder of the importance of acting responsibly, protecting our social fabric and the natural environment. Hamilton has a history of social and corporate responsibility, as well as a commitment to environmental sustainability. Since our inception, we have acted responsibly and collaborated with others who share our goals of accelerating and improving our industry, and our employees have rallied behind programmes aimed at serving the communities in which we live and work.
We are a global specialty insurance and reinsurance company enhanced by data and technology, focused on producing sustainable underwriting profitability and delivering significant shareholder value. In pursuit of this goal, we uphold four values that shape the way we build our team, the way we work and, ultimately, the way we will prosper.

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	25

Be smart. Be sensible. Be open. Be more.
We anchor our actions in these values, which in turn support our Sustainability commitments.
Our Sustainability strategy helps us minimise and avoid risks, investments and actions that are contrary to our values and to being a responsible global citizen.
Making a difference is a part of Hamilton’s DNA, and our Sustainability tenets inform how we operate. We treat our Sustainability goals no differently than other vital business imperatives; as such we focus on areas where we can deliver the biggest impact and with a view to continuous improvement. Our Sustainability philosophy is a living one, which will allow us to set a responsible example, drive sustainable outcomes and leave a positive impact on society.

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	26

Our Approach to Sustainability
Hamilton strives to be a responsible (re)insurer in all aspects of its operations and business practices by considering and recognising the impact to society and communities, the environment and climate change for current and future generations and for all our stakeholders.
We have a four-pillar approach to Sustainability:
1. Accountability
We recognise our responsibility as a global corporate citizen and our accountability to our stakeholders: our investors, employees, communities, regulatory and ratings agencies, clients, vendors, and business partners.
We believe having a focus on good governance and oversight provides the best outcome for our stakeholders. Our commitment to implementing, monitoring and evolving our Sustainability strategy is critical to our success in building a strong, durable company. We are building financial resilience through the creation of long-term value as we deliver on our strategy of building a global, diversified specialty insurance and reinsurance company.
Hamilton participated in a landmark report launched by Oxbow Partners at the 2022 Bermuda Climate Risk Summit that assessed the maturity of Environmental, Social and Governance (ESG) in the Bermudian (re)insurance market. The report concluded that the Bermudian insurance industry genuinely wants to make an impact on ESG matters rather than just ticking the boxes or responding to outside pressures.
Partnering with the Apex ESG Ratings and Advisory team ("Apex"), Hamilton undertook the first ever assessment of its ESG position and carbon footprint. Benchmarked against other financial services companies, we received scoring as well as recommendations for areas of improvement.
Hamilton was assessed by Apex to be significantly ahead of the sector benchmark overall, demonstrating a good level of ESG integration within our operations and business practices.
Hamilton intends to produce a Sustainability Report later this year.
2. Social Impact
Hamilton supports its employees and the communities it serves by, for example, initiating and supporting charitable endeavors and by promoting equality, diversity, and non-discriminatory practices.
Based on our regular surveys and informal feedback, our employees agree that we have an inclusive and entrepreneurial culture, underpinned by teamwork and collaboration. Our flat hierarchy offers opportunities for all our staff who want to ‘move the needle’, take ownership and embrace accountability.
In good company.
This declares our promise to everyone we interact with. We believe we are enriched by one another’s attitudes, experiences and knowledge. Our colleagues share a passion for service and results.
Open minds open doors.
This is our commitment to diversity, equity and inclusion. We believe that by welcoming and respecting differences, we'll attract and retain the best talent and benefit from diverse experiences and perspectives.

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	27

Statistics as at December 31, 2023, including Hamilton Pulse Survey and Internal Gender Review in October 2023
3. Underwriting
Hamilton is a responsible underwriter. We embed thoughtful risk management and assessment practices into our decision-making and build relationships with similarly-minded clients, organizations and developing nations, including those investing in alternative energy solutions and transitioning to greener footprints.
Hamilton has introduced Sustainability guidelines for all lines of insurance, where particular focus is given to businesses that could have an adverse environmental or social impact.
Hamilton looks to support businesses that can make a positive impact to people’s daily living conditions, such as those that facilitate access to clean water, electricity or healthcare, particularly in developing countries.
One of the core products Hamilton provides is catastrophe re/insurance. We protect millions of individuals and companies around the world and help communities rebuild post disaster.
Hamilton takes its commitment to support society and communities seriously; be it through the individuals or entities that we partner with or the products that we offer, Hamilton believes it has a duty to act in a responsible manner and support society as a whole. Hamilton partners with like-minded entities and actively supports efforts that benefit the wider society.
•We offer products that assist communities in recovering from adverse environmental impacts after natural catastrophe events, such as environmental damage from petroleum products
•We support Non-Governmental Organization’s in conflict zones and humanitarian activities
•We facilitated Covid vaccine manufacture and distribution
Through its various lines of business, Hamilton has multiple touch points supporting continued efforts to expand and develop renewable, alternative and greener energy efforts.
Through the insurance products it offers to existing alternative energy operations or the support it provides to clients developing new technologies and transitioning to greener footprints, Hamilton aids global efforts to decarbonise.
•We provide insurance that assists in the facilitation of various projects, such as windfarms, solar and geothermal sources of energy
Changing environmental conditions are embedded into Hamilton’s view of risk and our approach to risk taking.
Natural catastrophes have a severe impact on communities and economies. Hamilton provides significant levels of capital to exposed policyholders to facilitate the rebuilding of homes, companies and communities in the event of a natural catastrophe.

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	28

Hamilton also provides insurance products that support decarbonization in an effort to positively influence long-term impacts of climate change.
Hamilton believes in making data-based underwriting decisions. HARP (Hamilton Analytics and Risk Platform) is a comprehensive cat modelling, portfolio accumulation and reporting framework that allows Hamilton to systematically assess catastrophe risk across the Group in near-real-time. We believe HARP is one of the most sophisticated and user-friendly risk and exposure management systems in the industry, allowing us to manage our capital across a 200,000 iteration stochastic simulation on a multi-year forward looking perspective accounting for:
•Variations in the Atlantic Multidecadal Oscillation (AMO)
•Perils in regions where third-party vendors do not provide models or the models do not adequately capture the risk
•Secondary uncertainty in the outcome of any single event by resampling the vendor models we base our simulations on and providing an expanded range of outcomes to measure our risk
•Severity loads to account for widely recognized model biases and client specific factors
We have generally taken a conservative approach to the impact of climate level atmospheric conditions to manage our capital and in 2017 we introduced a comprehensive framework to allow us to dynamically monitor multiple peril frequency schemes. This framework allows us to monitor the impact of increased frequency of major hurricanes in the North Atlantic in a comprehensive fashion and have confidence that we would still be able to pay claims in the future – our ultimate contract with society.
4. Investments
Hamilton deploys its invested capital responsibly. Investment decisions are driven by Board of Directors established processes and guidelines, and are monitored regularly to evaluate alignment of our holdings with our corporate values.
Fixed Income Portfolios - Hamilton’s fixed income investment portfolios meet or exceed benchmark performance across key Sustainability measures. Our current investment guidelines have created an investment profile with minimal exposure to coal and oil sands, the defense industry and weapons manufacture. We receive regular Sustainability reporting from our asset managers, who are signatories to the United Nations Principles of Responsible Investment.
Two Sigma Hamilton Fund - Hamilton’s investment in the Two Sigma Hamilton Fund is subject to the Sustainability practices established by Two Sigma Investments, LP ("Two Sigma"), the investment manager. Two Sigma is currently exploring the expansion of Sustainability datasets within its investment strategies. Hundreds of datasets have been through initial screening and evaluation by modelling teams to assess the history and quality of the information available. Two Sigma embeds Sustainability risk factors in select risk models, with the intent of expanding this approach more broadly as the current limitations of Sustainability datasets improve. Two Sigma has also expanded its relationship with ISS (Institutional Shareholder Services) to utilize ISS’ Sustainability Proxy Voting Guidelines, effective February 2022, and continues to monitor and reference aspects of the United Nations Principles for Responsible Investment in its internal framework.

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	29

Human Capital Management
Our corporate tagline "In good company." underpins our employee value proposition, embodies our inclusive, entrepreneurial, and collaborative culture, and drives our success in recruitment, development, and retention of leading industry talent.
Health, Safety and Wellness
We are committed to the health, safety and wellness of our workforce and offer our employees a variety of tools to support their physical and emotional well-being. Examples include access to healthcare insurance, subsidized gym membership, access to a leading workplace wellness platform and employee assistance programs. During the COVID-19 pandemic, our successful transition to remote work led us to adopt our Flexible Working Policy, designed to provide our employees with flexible working schedules that work best for them, their teams and Hamilton.
Diversity, Equity and Inclusion
A key part of Hamilton’s cultural DNA is a strong commitment to diversity, equity and inclusion. Notably, 45% of our Group Executive team and approximately 40% of our underwriting and claims leads are female.*
We embrace diversity, equity, and inclusion initiatives to help us continue cultivating a diverse, equitable, and inclusive culture for all our employees at Hamilton.
*October 2023 Hamilton Pulse Survey
Talent Development
We support the learning and development of our employees and provide opportunities to further their education and professional development to help them achieve their career goals. Some of our 2023 initiatives include:
•A wide range of essential skills and software skills available to all employees
•Ongoing partnerships with organizations such as the London Market Association (LMA), Chartered Insurance Institute (CII) and Insurance Information Institute (III) to provide professional development, external coaches (including Parental transition coaching), and in-house 1:1 training to provide just-in-time learning
•Targeted development pathways for high-potential employees following the annual talent review process to grow their skills, create engagement, foster collaboration, and prepare them for future opportunities
•A summer Internship program at our London, Richmond and Bermuda offices as part of our commitment to attracting and educating future talent into Hamilton and the Insurance Industry
Employee Engagement
We believe that engaged employees are an essential part of Hamilton’s success as they drive productivity and innovation and contribute to our vibrant and dynamic culture. Our employee engagement initiatives include (i) ‘Hamilton-on-a-Page’ – giving employees an at-a-glance view of the strategy, business imperatives and other essential business information so that everyone knows what we want to achieve as a business and where they fit in and (ii) participation in local charitable causes and company events. In addition, we continue to run an extensive program of internal communication activities such as group and

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	30

local town halls and CEO Communication to provide an open and regular line of communication between senior management and employees.
We conduct two group-wide engagement surveys each year to better understand and improve the employee experience and identify opportunities to strengthen our culture. Based on our October 2023 Hamilton Pulse Survey (where we achieved a response rate of 85% against an industry norm of 72%), 82% of our workforce say that Hamilton is a great place to work, and 92% say we collaborate across teams to get the job done. Further notable scores include 90% of participants saying that their team look to improve day-to-day work and 81% agreeing that they were able to develop professionally and learn new skills. We are proud to have maintained positive survey engagement and scores in a year of organizational change.
Compensation and Benefits
To attract and retain our industry’s top talent, we offer a competitive fixed and variable compensation program to our employees tailored to local market conditions designed to reward high performance at both company and individual levels.
Our compensation packages align with our pay-for-performance philosophy and are assessed annually through year-end compensation reviews.
Our packages are also regularly benchmarked against specialty insurance and reinsurance companies.
Compensation components include market-competitive salaries, short-term annual incentive programs (i.e., bonus payments), and long-term incentives for senior-level employees, such as equity grants. Following the recent listing of the business, all employees employed in the month prior to the IPO were eligible to receive shares in the company via the Value Appreciation Pool (VAP), subject to applicable vesting terms. The VAP was intended to align long-term Company and shareholder interests and will settle in two tranches, the first upon the first anniversary of the IPO and the second twelve months later.
Our comprehensive benefits packages include paid time off, health insurance, employee wellness initiatives, retirement savings plans with employer contributions and work-life benefits, including parental leave policies and flexible work arrangements for eligible employees. Hamilton Service Awards were introduced to recognize and reward employees for their contribution and dedication to the business.
Succession Planning
We have a robust talent and succession planning process. On an annual basis, management conducts a talent and succession plan for each member of our Executive Committee and their direct reports, focusing on high-performing and high-potential talent, diverse talent and the succession plan for each position. On an annual basis, our Board reviews the succession plan for each member of our Executive Committee.

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	31

Security Ownership of Certain Beneficial Owners and Management
The following table sets forth information as of April 11, 2024 regarding beneficial ownership of our voting common shares by each of the following:
•Each person or group known to us to be the beneficial owner of more than 5% of our Class A common shares or Class B common shares
•Each of our directors and nominees for director
•Each of our named executive officers (or "NEOs")
•All of our directors and executive officers as a group
Beneficial ownership is determined according to the SEC rules. Generally, a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power of that security, or has the right to acquire beneficial ownership of that security within 60 days. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons named in the table below have or will have sole voting and investment power with respect to all common shares shown that they beneficially own, subject to community property laws where applicable. The information does not necessarily indicate beneficial ownership for any other purpose, including for purposes of Sections 13(d) and 13(g) of the Securities Act.
Our calculation of the percentage of beneficial ownership is based on 28,644,807 Class A common shares and 56,813,977 Class B common shares outstanding as of April 11, 2024. We have not included beneficial ownership of 25,544,229 shares of our Class C common shares outstanding as of April 11, 2024, which shares do not have voting rights.
Common shares subject to stock options currently exercisable or exercisable within 60 days of April 11, 2024, or common shares issuable pursuant to restricted stock units ("RSU") which are subject to vesting and settlement conditions within 60 days of April 11, 2024, are deemed to be outstanding and to be beneficially owned by the person holding the stock option or RSU for the purpose of computing the percentage ownership of the person holding these options and the percentage ownership of any group of which the holder is a member but are not deemed outstanding for computing the percentage of any other person.
Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Hamilton Insurance Group, Ltd., Wellesley House North, 1st Floor, 90 Pitts Bay Road, Pembroke HM 08, Bermuda.

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	32

	Common Shares Beneficially Owned
Name & Address of Certain Beneficial Owners	Class A Common Shares	Percentage of Total Voting Power of Class A Common Shares(1)	Class B Common Shares	Percentage of Total Voting Power of Class B Common Shares(2)	Percentage of Total Voting Power (Class A and Class B Common Shares)(3)
Greater than 5% Shareholders:
Entities affiliated with Magnitude(4)			15,096,940	26.57	17.67
Entities affiliated with Blackstone(5)	9,124,729	31.85			10.68
Hopkins Holdings, LLC(6)	9,860,039	34.42	200,000	0.35	11.77
Sango Hoken Holdings, LLC(7)	9,660,039	33.72			11.3
Hamilton Investments, LP(8)			4,141,696	7.29	4.85
Entities affiliated with MLC Investments Limited(9)			5,222,723	9.19	6.11
Named Executive Officers and Directors:
Giuseppina (Pina) Albo(10)			686,299	*	*
Craig Howie			67,520	*	*
Megan Thomas			90,842	*	*
Adrian Daws			90,512	*	*
Gemma Carreiro			41,471	*	*
David A. Brown(11)			589,237	*	*
H. Hawes Bostic, III			—	*	*
Marvin Pestcoe			47,477	*	*
Russell Fradin			178,671	*	*
Stephen W. Pacala			40,876	*	*
William C. Freda(12)			262,188	*	*
Everard Barclay Simmons			1,881	*	*
Antonio Ursano, Jr.			—	*	*
John J. Gautier			10,941	*	*
Anu (Henna) Karna			941	*	*
A. Neil Patterson			—	*	*
Therese Vaughan			—	*	*
All directors and executive officers as a group (24 persons)			2,309,685	4.06
1.Pursuant to the Company bye-laws, the total voting percentage with respect to matters on which certain Class A shareholders and Class B shareholders vote together is cut back to 9.5% for each shareholder and any percentage in excess of the cutback percentage is reallocated to other shareholders.
2.Pursuant to the Company bye-laws, the total voting percentage with respect to matters on which certain Class B shareholders vote as a class is cut back to a maximum of 14.92% for each shareholder and any percentage in excess of the actual cutback percentage is reallocated to other shareholders.
3.Percentage of total voting power represents voting power with respect to all of our Class A common shares, entitled to one vote per share, and Class B common shares, entitled to one vote per share. Our Class C common shares have no voting rights, except as otherwise required by law. The percentage of total voting power in the column for each shareholder does not take into account any applicable voting cutback to reflect the reduction of voting power of any shareholder subject to the cutback and does not take into account any reallocation to other shareholders of any voting power due to the reduction of voting power of any shareholder subject to a voting cutback.
4.Consists of 11,225,805 Class B common shares held by Magnitude Master Fund CL A ("MMF"), 2,397,962 Class B common shares held by Magnitude Partners Master Fund LP ("MPMF"), 1,375,626 Class B common shares held by Magnitude International Ltd. ("MIL") and 67,547 Class B common shares held by Magnitude Insurance Master Fund, LLC ("MIMF"). MMF is a sub-trust of the Magnitude Master Series

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	33

Trust, a Cayman Islands unit trust. MMF is controlled by its trustee, MTS Ltd., a Cayman Islands company. MPMF, a Delaware limited partnership, is controlled by its general partner, Magnitude Management, LLC, a Delaware limited liability company, which is in turn controlled by its managing members - Benjamin S. Appen and James M. Hall. MIL, a Cayman Islands exempted company, is controlled by its directors - Patrick Agemian and Georgia Prinsloo. MIMF, a Delaware limited liability company is controlled by its non-member manager, Magnitude Capital, LLC, a Delaware limited liability company, which is in turn controlled by its managing members - Benjamin S. Appen and James M. Hall. Information regarding beneficial ownership of our common shares by entities affiliated with Magnitude is included herein based, in part, on a Schedule 13G filed with the SEC on February 14, 2024, relating to such shares beneficially owned as of December 31, 2023. The registered address for each of these entities is 200 Park Avenue, 56th Floor, New York, NY 10166, USA.
5.Consists of 8,625,465 Class A common shares held by BSOF Master Fund LP and 499.264 Class A common shares held by BSOF Master Fund II L.P. (collectively, the “BSOF Entities”), each, a Cayman Islands exempted limited partnership. Blackstone Strategic Opportunity Associates L.L.C. (“BSOA”) is the general partner of each of the BSOF Entities. Blackstone Holdings II L.P. is the managing member of BSOA. Blackstone Holdings I/II GP L.L.C. is the general partner of Blackstone Holdings II L.P. Blackstone Inc. is the sole member of Blackstone Holdings I/II GP L.L.C. Blackstone Group Management L.L.C. is the sole holder of the Series II preferred stock of Blackstone Inc. Blackstone Group Management L.L.C. is wholly owned by Blackstone’s senior managing directors and controlled by its founder, Stephen A. Schwarzman. Each of the Blackstone entities and Mr. Schwarzman may be deemed to beneficially own the securities beneficially owned by the BSOF Entities directly or indirectly controlled by it or him, but each (other than each of the BSOF Entities to the extent of their respective direct holdings) disclaims beneficial ownership of such securities. Information regarding beneficial ownership of our common shares by entities affiliated with Blackstone is included herein based, in part, on a Schedule 13G filed with the SEC on February 9, 2024, relating to such shares beneficially owned as of December 31, 2023. The address of each of the Blackstone entities and Mr. Schwarzman is c/o Blackstone Inc., 345 Park Avenue, New York, NY 10154, USA.
6.The registered address for Hopkins Holdings LLC is 100 Avenue of the Americas, 16th Floor, New York, NY 10013, USA.
7.The address for Sago Hoken Holdings LLC is 100 Avenue of the Americas, 16th Floor, New York, NY 10013, USA.
8.Pursuant to the Company bye-laws, the total voting percentage with respect to matters on which certain shareholders vote is cut back to 0.00% and any percentage in excess of the cutback percentage is reallocated to other shareholders. Information regarding beneficial ownership of our common shares by Hamilton Investments LP is included herein based, in part, on a Schedule 13G filed with the SEC on February 14, 2024, relating to such shares beneficially owned as of December 31, 2023. The registered address for Hamilton Investments, LP is 100 Avenue of the Americas, 16th Floor, New York, NY 10013, USA.
9.Consists of 4,308,745 Class B common shares held by MLC Investments Limited as trustee for the WM Pool: Equities Trust No. 78 and 913,978 Class B commons shares held by MLC Investments Limited as trustee for the WM Pool: Equities Trust No 82. Each are managed by MLC Asset Management Services Limited. The registered address for MLC is Level 3, 30 Hickson Road, Millers Point, NSW 2000, Australia.
10.Consists of (i) 490,980 Class B common shares held by Ms. Albo and (ii) 218,799 Class B common shares held by The Albo 2018 LLC, a trust in which Ms. Albo has voting or investment power over the shares.
11. Consists of (i) 89,237 Class B common shares held by Mr. Brown and (ii) 500,000 Class B common shares held by Leyton Ltd., an investment holding company held by Thelwall Trust, a family trust established for the benefit of Mr. Brown and his family.
12.Consists of (i) 47,194 shares held by Mr. Freda and (ii) 214,994 shares held by William C. Freda 2020 Family Trust, a family trust established for the benefit of Mr. Freda and his family
* Represents beneficial ownership of less than one percent (1%)

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	34

Delinquent Section 16(a) Reports
Under Section 16(a) of the Exchange Act, our directors and executive officers and any persons who beneficially own, or are part of a group that owns, more than 10% of our outstanding Class B common shares are required to report their initial ownership of common shares and any subsequent changes in that ownership to the SEC. Specific filing dates for these reports have been established by the SEC, and we are required to disclose in this proxy statement any failure by such persons to file these reports in a timely manner during 2023. We believe that all reports required by Section 16(a) of the Exchange Act were filed timely in 2023 except for Form 4 reports relating to the vesting of the Value Appreciation Plan 30 days following the IPO for Giuseppina (Pina) Albo, Alexander Baker, Keith Bernhard, Gemma Carreiro, Chad Cundliffe, Arian Daws, Brian Deegan, Daniel Fisher, Craig Howie, Venkat Krishnamoorthy, Anita Kuchma, and Megan Thomas, which were inadvertently filed late on January 2, 2024.
Executive Officers
The following table identifies certain information about our executive officers as of April 25, 2024. Each executive officer serves at the discretion of our Board of Directors and holds office until his or her successor is duly elected and qualified or until his or her earlier resignation or removal. There are no family relationships among any of our directors or executive officers.

Name	Age	Position(s)
Giuseppina (Pina) Albo (1)	61	Director, Chief Executive Officer
Alex Baker	43	Group Chief Risk Officer
Keith Bernhard	52	Group Chief Audit Officer
Gemma Carreiro	43	Group General Counsel, Secretary
Adrian Daws	43	Chief Executive Officer, Hamilton Global Specialty
Brian Deegan	47	Group Chief Accounting Officer
Daniel Fisher	54	Group Head of Human Resources, Communications & Culture
Craig Howie	60	Group Chief Financial Officer & Chief Investment Officer
Venkat Krishnamoorthy	54	Group Chief Technology Officer & Group Chief Data Officer
Anita Kuchma	60	Chief Executive Officer, Hamilton Select
Jonathan Levenson	56	Group Treasurer and Head of Investor Relations
Megan Thomas	50	Chief Executive Officer, Hamilton Re
1.Giuseppina (Pina) Albo's biography is available under "Class B Director Nominees".

Alex Baker	Has served as Group Chief Risk Officer since 2022. Mr. Baker joined Hamilton in 2016, serving as Chief Risk Officer and Chief Actuary at Hamilton Global Specialty before being promoted to his Group role. Prior to joining Hamilton, Mr. Baker was the Chief Actuary of Chubb’s Lloyd’s Managing Agency (2013 to 2016), a Capital Modelling Actuary for Chubb Europe (2011 to 2013) and a Capital Modelling Actuary at Chaucer Syndicates (2009 to 2011). Mr. Baker also worked as a Senior Consultant at PricewaterhouseCoopers (2003 to 2009). Mr. Baker achieved Fellow of the Institute of Actuaries (FIA) qualifications from the Institute of Actuaries in 2006 and a Masters in Mathematics from Oxford University in 2002.

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	35

Keith Bernhard	Has served as Group Chief Audit Officer of Hamilton since 2014. Mr. Bernhard has more than 20 years of experience in audit and risk management. Between 2007 and 2014, Mr. Bernhard served as Director of Internal Audit for Max Capital, Alterra Capital and Markel Corporation. Prior to joining Max Capital, Mr. Bernhard served as Senior Manager, Risk Advisory Services at KPMG in Bermuda from 2004 to 2007. Prior to joining KPMG, Mr. Bernhard served as Senior Audit Manager at TransGrid from 2003 to 2004, and before that held several positions including Senior Manager, Enterprise Risk Services at Deloitte from 1994 to 2002. Mr. Bernhard is a Chartered Accountant, Certified in Risk Management Assurance, a member of the Institute of Risk Management and the New Zealand Society for Risk Management and previously held the position of President of the Bermuda Chapter of the Institute of Internal Auditors.

Gemma Carreiro	Has served as Group General Counsel and Secretary of Hamilton since 2017. Ms. Carreiro previously served as Co-Chair of the Policy Committee of the Association of Bermuda Insurers & Reinsurers from 2020 to 2022. Prior to joining Hamilton, she served as Secretary to the Board of Directors of PartnerRe Ltd. and General Counsel to its Bermuda subsidiaries. Prior to joining PartnerRe, she was an attorney at Conyers Dill & Pearman Limited, specializing in corporate law with a particular focus on insurance and reinsurance regulatory matters. Ms. Carreiro holds a Bachelor of Arts (Law) from Napier University, Scotland and a Post Graduate Diploma in Law from The University of Law, the United Kingdom.

Adrian Daws	Has served as Chief Executive Officer at Hamilton Global Specialty since 2020. Mr. Daws was previously Active Underwriter of Syndicate 400, and before that Active Underwriter of Syndicate 3334 at Hamilton Re. Before joining Hamilton Re, Mr. Daws was head of the Specialty Division at CNA Hardy and worked at Trenwick and Limit as a Financial Institutions Underwriter.

Brian Deegan	Joined Hamilton in 2020 and has served as Group Chief Accounting Officer since 2021. Prior to joining Hamilton, Mr. Deegan was Global Head of Finance and Treasury at Tokio Millennium Re (2012 to 2019), and Chief Financial Officer for Tokio Millennium Re (UK) Ltd. (2017 to 2019). Prior to joining Tokio, Mr. Deegan served in several positions at Lancashire Insurance Group from 2006 to 2012, including Senior Vice President, Controller. Mr. Deegan is a Fellow of the Institute of Chartered Accountants in Ireland and a member of the Chartered Professional Accountants of Bermuda. Mr. Deegan holds a Bachelor of Commerce degree and a Masters in Accounting from University College Dublin

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	36

Daniel Fisher	Has served as Group Head of Human Resources, Communications & Culture since 2018. From 2017 to 2018, Mr. Fisher was the Global Head of Human Resources at the International Swaps & Derivatives Association (ISDA). Prior to working at ISDA, Mr. Fisher worked at Munich Re for 13 years, including as Global Head of Human Resources Strategy (2015 to 2017) and as Senior Vice President and Regional Head of Human Resources, North America (2009 to 2015), and Director of Human Resources for Munich Re’s UK and Ireland division (2003 to 2009). Mr. Fisher has also worked as a consultant with KPMG (2001 to 2003). Mr. Fisher holds a Bachelor of Arts degree from the London School of Economics and a Master of Science degree in Human Resource Management from the University of Manchester’s School of Management. Mr. Fisher is also a Fellow of the Chartered Institute of Personnel & Development.

Craig Howie	Has served as Group Chief Financial Officer of Hamilton since 2021. Prior to joining Hamilton, Mr. Howie served as Executive Vice President, Chief Financial Officer at Everest Re Group from 2012 to 2020. Mr. Howie has over 34 years of global (re)insurance industry experience. Prior to joining Everest, Mr. Howie spent over 23 years at Munich Re America where he held a number of senior finance positions. Mr. Howie holds a Bachelor of Science degree in Accounting, from Drexel University and a Master of Business Administration, Finance and Taxation from Villanova University. Mr. Howie is also a Certified Public Accountant.

Venkat Krishnamoorthy	Joined Hamilton in 2019 as Group Chief Technology Officer and Group Chief Data Officer. Mr. Krishnamoorthy joined Hamilton from Coleman Research where he was Chief Technology Officer where he led its digital transformation and new SAAS product development between February 2015 and July 2019. Prior to joining Coleman Research, Mr. Krishnamoorthy was VP, Digital Technology, at McGraw-Hill Higher Education between Nov 2012 and Feb 2015. Mr. Krishnamoorthy also worked at Interactive Data Corporation as Head of Software Development and Operations (May 2011 to November 2012), Thomson Reuters as Head of Platform Development and various roles (February 1999 to March 2011), and CIBC World Markets as Executive Director (November 1994 to Feb 1999). Mr. Krishnamoorthy has provided leadership in the build out of many global technology platforms in the finance and education industry which have operated with multi-jurisdictional cyber security policies. He has further led IT governance, IT Operations and security operations globally for his past employers. Mr. Krishnamoorthy holds a Bachelor of Science degree from Government College of Engineering and a Master of Computer Science degree from New Jersey Institute of Technology. Venkat serves in the ACORD board as director. ACORD is responsible for setting digital standards for insurance and reinsurance companies globally.

Anita Kuchma	Has served as Chief Executive Officer of Hamilton Select Insurance Inc. since 2022. Prior to joining Hamilton, Ms. Kuchma worked at Munich Re America for the past 16 years, including as Chief Operating Officer of the Reinsurance Division (2019 to 2022) and Head of Finance and Underwriting Operations, Specialty Markets (2016 to 2018) and Deputy Chief Financial Officer/Head of Planning & Controlling (2009 to 2016), Ms. Kuchma holds an Associate in Reinsurance (ARe) and is a Managed Healthcare Professional with Health Insurance Association of America. Ms. Kuchma also holds a Bachelor of Science in Finance and a Master of Business Administration in Finance with highest honors, each from La Salle University, and a Master of Science in Business Intelligence and Analytics from Saint Joseph’s University.

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	37

Jonathan (Jon) Levenson	Serves as Group Treasurer and Head of Investor Relations of the Company, having joined Hamilton in 2023 as Senior Vice President of Finance and Investor Relations. Mr. Levenson previously served as Senior Vice President and Head of Investor Relations for Everest Re Group, Ltd. (2018-2022), with the preceding 12 years (2006-2018) at Validus Holdings, Ltd., where he served in various roles including Senior Vice President and Head of Investor Relations, and Executive Vice President and Group Treasurer. Mr. Levenson holds both Bachelor of Arts and Master of Business Administration degrees from Duke University, and the Associate in Reinsurance designation from the Insurance Institute of America.

Megan Thomas	Has served as Chief Executive Officer of Hamilton Re since 2020. Prior to joining Hamilton, Ms. Thomas was the Chief Underwriting Officer of Reinsurance for AXIS Capital (2018 to 2020). Ms. Thomas also worked at AIG for over 12 years, including as Chief Underwriting Officer, Liability Lines (2014 to 2018) and Senior Vice President, Catastrophe Excess Liability (2009 to 2014). Ms. Thomas holds a Bachelor of Law degree from Bond University and a Bachelor of Agricultural Economics degree from the University of Queensland. Ms. Thomas also holds a Graduate Diploma of Legal Studies from Queensland University of Technology and a Graduate Diploma of Business from the University of New England, Armidale, Australia. She has been admitted to the Bar in both New York and in Queensland.

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	38

PROPOSAL TWO:
Non-Binding Advisory Vote on Fiscal 2023 Compensation Paid to our Named Executive Officers
Section 14A of the Securities Exchange Act of 1934 enables our stockholders to vote to approve, on a non-binding, advisory basis, the fiscal year 2023 compensation paid to our named executive officers as disclosed in the sections of this proxy statement titled “Compensation Discussion and Analysis” and “Executive Compensation”, compensation tables and narrative discussion that follows the compensation tables. Proposal Three in this proxy statement gives shareholders the opportunity to vote on the frequency of future votes on the compensation paid to our named executive officers.
This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on the compensation paid to our named executive officers and is not intended to address any specific item of compensation, but rather the overall compensation paid to our named executive officers, and the philosophy, policies and practices described in this proxy statement. Accordingly, shareholders are being asked to indicate their support for the compensation paid to our named executive officers as described in this proxy statement by approving the following advisory resolution:
“RESOLVED, that the shareholders of the Company approve, on a non-binding, advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in this proxy statement pursuant to the rules of the SEC, including the Compensation Discussion and Analysis, compensation tables and any related narrative discussion.”
In considering their vote, shareholders are urged to read with care the information on our compensation policies and decisions regarding our named executive officers presented below in “Compensation Discussion and Analysis” and "Compensation Committee Process." Our Board of Directors believes that the compensation paid to our named executive officers is necessary, appropriate and properly aligned with our compensation philosophy and policies.
Although the vote is intended to be advisory and non-binding, we value the views of our shareholders, and the Board of Directors and our Compensation and Personnel Committee will consider the voting results, along with other relevant factors, in connection with their ongoing evaluation of our executive compensation program.
Recommendation

The Board of Directors recommends that shareholders vote their shares, on a non-binding advisory basis, "FOR" the proposal to approve the compensation paid to our named executive officers as described in this proxy statement

Vote Required
The approval, on a non-binding advisory basis, of the compensation paid to our named executive officers as described in this proxy statement requires the affirmative vote of a majority of the votes cast by holders of

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	39

common shares present in person or by proxy at the Annual General Meeting and entitled to vote thereon. Broker non-votes and abstentions will have no effect on this proposal.
PROPOSAL THREE:
Non-Binding Advisory Vote on the Frequency of Future Advisory Votes on Compensation Paid to our Named Executive Officers
Section 14A of the Securities Exchange Act of 1934 enables our shareholders to indicate how frequently we should conduct an advisory vote on the compensation paid to our named executive officers, such as Proposal No. 2 (advisory vote on compensation paid to our named executive officers) included in this proxy statement, which is required to be held at least once every three years. By voting on this Proposal No. 3 (advisory vote on the frequency of future advisory votes on compensation paid to our named executive officers), shareholders may indicate whether they would prefer an advisory vote on named executive officer compensation every one, two or three years, or they may abstain.
After careful consideration of this proposal, our Board of Directors based on the recommendation of the Compensation and Personnel Committee has determined that holding an annual advisory vote on executive compensation is the most appropriate policy for Hamilton and our shareholders at this time, and therefore our Board of Directors recommends that shareholders vote for us to hold future advisory votes on executive compensation on an annual basis.
In formulating its recommendation, our Board of Directors recognized that the Company’s executive compensation programs are designed to promote a long-term connection between pay and performance. The Board of Directors also considered, however, that, because executive compensation disclosures are made annually, an annual advisory vote on executive compensation will allow our shareholders to provide us with their direct and immediate input on our compensation philosophy, policies and practices as disclosed in the proxy statement each year. Additionally, an annual advisory vote on executive compensation is consistent with our policy of seeking input from, and engaging in discussions with, our shareholders on corporate governance matters and our executive compensation philosophy, policies and practices.
Recommendation

The Board of Directors recommends that shareholders vote their shares, on a non-binding advisory basis, for "1 YEAR" on the frequency of future advisory votes on the compensation of our named executive officers

Vote Required
Although the Board of Directors is making a recommendation with respect to this proposal, shareholders are being asked to vote on the choices specified above and not whether they agree or disagree with the Board of Directors’ recommendation. The option of every one, two or three years that receives the highest number of votes cast by shareholders will reflect the frequency for future say-on-pay votes that has been selected by

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	40

shareholders. Broker non-votes and abstentions will have no effect on the outcome of the proposal. In addition, although the vote is advisory and non-binding, the Compensation and Personnel Committee and the Board of Directors value the opinions expressed by our shareholders in their vote on this proposal and will consider the voting results, along with other relevant factors, in determining the frequency of future advisory votes on the compensation of our named executive officers.

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	41

Compensation and Personnel Committee Report
The Compensation and Personnel Committee has reviewed and discussed with management the disclosure set forth under the heading “Compensation Discussion and Analysis” in this proxy statement. Based on the review and discussions referred to above, the Compensation and Personnel Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.
This report is provided by the following independent directors, who constitute the Compensation and Personnel Committee:
•Russell Fradin, Chair
•David A. Brown
•William C. Freda
•John J. Gauthier
•Stephen W. Pacala
The members of the Compensation and Personnel Committee listed above participated in the review, discussion and recommendation with respect to the Compensation Discussion and Analysis. Subsequent to the Compensation and Personnel Committee's approval of the Compensation and Personnel Committee Report, our Board of Directors, in anticipation of Mr. Fradin's current term as a director expiring immediately following the 2024 Annual General Meeting, intends to appoint Mr. Gauthier to serve as the Chair of the Compensation and Personnel Committee, effective immediately following the 2024 Annual General Meeting.

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	42

Compensation Discussion and Analysis
Executive Summary
This compensation discussion and analysis (CD&A) describes the philosophy, objectives, process, components and additional aspects of our executive compensation program for the fiscal year ended December 31, 2023. This CD&A is intended to be read in conjunction with the compensation tables that immediately follow this section, which provide historical compensation information for our following named executive officers (NEOs):

Giuseppina (Pina) Albo	Chief Executive Officer
Craig Howie	Group Chief Financial Officer and Group Chief Investment Officer
Megan Thomas	Chief Executive Officer, Hamilton Re
Adrian Daws	Chief Executive Officer, Hamilton Global Specialty
Gemma Carreiro	Group General Counsel, Secretary
QUICK CD&A REFERENCE GUIDE

Executive Summary	Section I
Compensation Philosophy	Section II
Compensation Program Governance	Section III
Compensation Program Components	Section IV
Compensation Determination Process	Section V
Additional Compensation Policies and Practices	Section VI
COMPANY OVERVIEW
We are a global specialty insurance and reinsurance company founded in Bermuda in 2013. We harness multiple drivers to create shareholder value. These include diverse underwriting operations supported by proprietary technology and a team of over 550 full-time employees, a strong balance sheet, and a unique investment management relationship with Two Sigma. We operate globally, with underwriting operations in London, Ireland, Bermuda, and the United States. We are led by an entrepreneurial and experienced management team that has grown premiums written from $571 million for the year ended November 30, 2018, to $2.0 billion for the fiscal year ended December 31, 2023, while also reducing our combined ratio significantly. The combined effects of organic premium growth, strategic acquisition, new market developments and continuous platform cost optimization leave us well positioned to capitalize on the favorable market conditions across the lines of business written by our established and scaled underwriting platforms.

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	43

Executive Compensation Philosophy
Compensation Philosophy
Our compensation philosophy is performance-based and focuses on aligning the financial interests of our executive officers, including our NEOs, with those of our shareholders. Key components of our compensation philosophy are as follows:
Attract, motivate, and retain key talent needed to contribute to our long-term success: We recruit talent with diverse experience, expertise, capabilities, and backgrounds to lead the profitable growth of our business and to execute our strategy. We reference the amounts and components of executive officer compensation in the companies in our compensation peer sets in recruiting our executive officers and determining competitive pay levels.
Provide a significant portion of total pay in variable pay that aligns actual payments with performance outcomes (pay for performance): We structure the compensation of our executive officers to have a significant portion that is variable and at-risk based on Company performance, given the executives’ greater ability to influence the achievements of the enterprise as a whole. The variable components include annual cash incentives and long-term equity incentives. As actual variable compensation earned is tied directly to the achievement of financial, strategic, and business goals and our equity value, with upside potential when executives exceed target goals, the higher allocation to variable pay fosters a pay for performance culture.
Provide rewards for attainment of tangible objectives (pay for performance), while also considering the external context: We have designed our executive compensation program to incentivize our executive officers to achieve goals that advance our strategic and business objectives and increase shareholder value by closely linking Company performance and their individual performance to the compensation they earn. We specify clear and measurable quantitative and qualitative goals that, in combination and if achieved, are designed to elevate our results, and returns to shareholders. We strive for our reward offerings to be market competitive, aligned with market practice and considerate of shareholder interests. We target total direct compensation around the median range of comparable positions at the companies in our compensation peer sets.
Align executive officers’ interests with those of the Company and its shareholders: Equity-based and other long-term incentive compensation constitutes a significant portion of our executive officers’ overall compensation. We use equity as the primary form for long-term incentive opportunities in order to motivate and reward executive officers to (i) achieve multiyear strategic goals and (ii) deliver sustained long-term value to shareholders. Using equity for long-term incentives creates strong alignment between the interests of executive officers and those of our shareholders, as it provides executive officers with a common interest with shareholders in share price performance and it fosters an ownership culture among executive officers by making them shareholders with a personal stake in the value they are being motivated to create.
Reward talent through a fair, competitive, and reasonable process: We believe that our executive compensation program should incentivize our executive officers to achieve our business goals and enable us to attract and retain executives whose talents, expertise, leadership, and contributions are expected to build and sustain growth in long-term shareholder value. To achieve these objectives, we regularly review our compensation policies and overall program design to ensure that they are aligned with the interests of our

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	44

shareholders and our business goals, and that the total compensation paid to our executives is fair, reasonable, and competitive for our size and stage of development.
COMPENSATION PROGRAM GOVERNANCE
We assess the effectiveness of our executive compensation program from time to time and review risk mitigation and governance matters, which include maintaining the following best practices:

What we do
Pay for Performance	The majority of total executive compensation is variable and at-risk
Independent Compensation Committee	Our Compensation and Personnel Committee is comprised solely of independent directors
Independent Compensation Consultant	The Compensation and Personnel Committee engaged an independent compensation consultant to assist with its review for the fiscal year ended December 31, 2023
Clawback	Under our clawback policy, incentive compensation for our executive officers will be subject to clawback if we are required to restate our financial statements due to material noncompliance with a financial reporting requirement or to correct an error that is not material to previously issued financial statements but would result in a material misstatement if the error were corrected or left uncorrected
Share Ownership Guidelines	We have guidelines for executive officers to maintain meaningful levels of share ownership
Caps on Annual Bonuses and Equity Grants	Our annual cash incentive plan and equity awards have upper limits on the amounts of cash and equity that may be earned, respectively
Double Trigger Change-in-Control Severance and Acceleration	The Company has entered into employment agreements with NEOs that provide certain financial benefits if there is both a change in control and a qualifying termination of employment (a “double trigger”). A change in control alone will not trigger severance pay or accelerated vesting of equity awards
Peer Data	We utilize compensation peer sets comprised of companies based on industry sector, revenue and market capitalization as a reference for compensation decisions, and these peer sets are reviewed on an annual basis
Multi-year Vesting and Earn-out Requirements	The equity awards granted to our executive officers vest or are earned over multi-year periods, consistent with current market practice and our retention objectives
Risk Mitigation	Our executive compensation program is designed, in part, to manage business and operational risk and to discourage short-term risk taking at the expense of long-term results
What we don't do
No Perks	We do not provide perquisites to executive officers
No Excise Tax Gross-Ups	We do not provide excise tax gross-ups on change-in-control payments
No Hedging or Pledging of Company Shares	We do not permit our executive officers and directors to pledge or hedge their Company shares
No Guaranteed Performance Bonuses	We do not provide guaranteed performance bonuses to our NEOs at any minimum levels of payment under our annual cash incentive plan
No Dividend Equivalents on Unvested Performance Awards	We do not pay dividends or dividend equivalents on performance-based awards unless and until the performance awards are earned and vested.
KEY ASPECTS OF THE 2023 EXECUTIVE COMPENSATION PROGRAM
BASE SALARIES
The base salaries of our Chief Executive Officer and our Chief Financial Officer remained unchanged from the prior year. The base salaries of our other NEOs were increased by amounts ranging from 4.6% to 16.8%, largely in order to bring them into better alignment with the market median for such positions at peer companies.

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	45

ANNUAL INCENTIVE OPPORTUNITY
Our Compensation and Personnel Committee utilized Company financial and non-financial performance goals for its annual cash incentive program. Our Compensation and Personnel Committee worked closely with management and with guidance from its independent compensation consultant to establish the targets and goals, setting them at levels that it considered rigorous and challenging, requiring substantial effort to achieve, appropriately incentivizing performance, and considering the relevant risks and opportunities.
a.Financial Goals. 60% of the amount of the bonus pool funding was based on underwriting profitability as measured by our combined ratio (as described below). The Compensation and Personnel Committee selected this measure because it focuses executives on this critical business priority
b.Non-Financial Goals. 40% of the amount of the bonus pool funding was based on the following non-financial measures:
i.Strategic Growth – actions to sharpen our strategic focus, align our organizational structure with the refined strategy and focused execution in line with communicated priorities in order to grow in the right lines of business at the right time in the cycle while continuing to optimize portfolio composition
ii.Technology Enablement – actions to enhance technology capabilities, continue to build facilitating business platforms, capture data, and improve analytics
iii.Magnet for Talent – actions to attract, develop and retain talent within the organization and create a vibrant entrepreneurial culture that fosters communication, collaboration, diversity, equity, and inclusion (DEI), alignment with our corporate values and the execution of our sustainability strategy
60% of bonus pool funding was based on underwriting profitability financial goals, as measured by our combined ratio. The combined ratio for the fiscal year ended December 31, 2023 was 90.1%. This performance equated to 200% of target achievement.
For the non-financial goals (40%), the Compensation and Personnel Committee determined that strategic growth (20%) was achieved at 175% of target, technology enablement (10%) was achieved at 100% and magnet for talent (10%) was achieved at 150%, which translated to 60% earning on this portion, for a total, when combined with the financial portion, of 180%.
2023 LONG-TERM INCENTIVES
Equity grants for our NEOs in the fiscal year ended December 31, 2023 consisted of performance stock units, or PSUs, and time-based vesting restricted stock units, or RSUs, with the target value divided evenly between these awards. Long-term incentive equity awards are prospective in nature and intended to tie a substantial portion of an executive’s pay to creating long-term shareholder value. The Compensation and Personnel Committee structures the long-term incentive opportunity to motivate executive officers, including our NEOs, to achieve multi-year strategic goals and deliver sustained long-term value to shareholders, and to reward them for doing so.
Performance achievement for the 2021-2023 PSU performance period was determined to be attained at 31.9% of target.

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	46

Elements of Executive Compensation
Compensation Program Components
2023 COMPONENTS IN GENERAL
The Compensation and Personnel Committee selected the components of compensation set forth in the chart below to achieve our executive compensation program objectives. The Compensation and Personnel Committee regularly reviews all components of the program to verify that each executive officer’s total compensation is consistent with our compensation philosophy and objectives and that the component is serving a purpose in supporting the execution of our strategy. The majority of each executive officer’s compensation is variable and at-risk, with a meaningful portion that is performance based.
Long-term incentive equity awards are prospective in nature and intended to tie a substantial portion of an executive’s pay to creating long-term shareholder value. In the fiscal year ended December 31, 2023, the Compensation and Personnel Committee structured the long-term incentive opportunity with PSUs and RSUs, in order to motivate executive officers to achieve multi-year strategic goals and deliver sustained long-term value to shareholders, and to reward them for doing so.

Element	Description	Additional Detail
Base Salary	Fixed cash compensation. Determined based on each executive officer’s role, individual skills, experience, performance, and competitive market conditions	Base salaries are intended to provide stable compensation to executive officers, allow us to attract and retain skilled executive talent and maintain a stable leadership team
Short-Term Incentives: Annual Cash Incentive Opportunities	The pool is 60% based on financial objectives and 40% based on non-financial goals.
Variable cash compensation based on the level of achievement of pre-determined annual corporate and individual goals.
	Cash incentives are capped at a maximum of 200% of each NEO’s target opportunity	Annual cash incentive opportunities are designed to ensure that executive officers are motivated to achieve our annual goals and reward them for doing so, as well as to attract and retain executive officers
Long-Term Incentives: Annual Equity-Based Compensation	Variable equity-based compensation. PSUs: Restricted stock units that vest based on achievement of performance goals. RSUs: Restricted stock units that vest based on the passage of time	Equity-based compensation is designed to motivate and reward executive officers to achieve our multi-year strategic goals and to deliver sustained long-term value to shareholders, as well as to attract and retain executive officers

Links with shareholder value creation; aligns with shareholders

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	47

2023 TARGET PAY MIX
Consistent with the Compensation and Personnel Committee’s pay-for-performance philosophy, a meaningful majority of annual target total compensation is variable, at-risk pay. The Compensation and Personnel Committee considers compensation to be “at-risk” if it is subject to operating performance or if its value depends on our share price.

The following graphic shows the allocation of annual target total compensation payable to the Chief Executive Officer and the average allocation to the other NEOs. The Compensation and Personnel Committee allocated compensation among base salary, target annual cash incentive plan amounts and the grant date fair value of long-term incentives in the form of PSUs and RSUs. The values and allocations were determined by the Compensation and Personnel Committee with reference to, and consistent with, the allocations among such elements at the companies in our compensation peer sets.

Each compensation element is discussed in more detail below and set forth in more detail in the 2023 Summary Compensation Table and 2023 Grants of Plan-Based Awards table below.

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	48

BASE SALARY
Base salaries provide fixed compensation to our NEOs and other executive officers and help to attract and retain the executive talent needed to lead the business and maintain a stable leadership team. Base salaries are individually determined according to each executive officer’s areas of responsibility, role, and experience, and vary among executive officers based on a variety of considerations, including skills, experience, achievements, and the competitive market for the position.
The base salaries of our Chief Executive Officer and our Chief Financial Officer remained unchanged from the prior year. The base salaries of our other NEOs were increased by amounts ranging from 4.6% to 16.8%, largely in order to bring them within the market median range for similar positions at peer companies. From time to time, the Compensation and Personnel Committee will consider base salary adjustments for executive officers. The main considerations for a salary adjustment are similar to those used in initially determining base salaries but may also include a change of role or responsibilities, recognition for achievements, regulatory or contractual requirements, budgetary constraints, or market trends.

NEO	2022 Base Salary ($)	2023 Base Salary ($)	Change (%)
Giuseppina (Pina) Albo	1,300,000	1,300,000	0
Craig Howie	600,000	600,000	0
Megan Thomas	560,000	590,000	5.4
Adrian Daws (1)	383,439	447,768	16.8
Gemma Carreiro (2)	385,000	400,000	3.9
1.All amounts paid to Mr. Daws were paid in British pound sterling. For purposes of this CD&A, all amounts paid to Mr. Daws during 2022 and 2023 were converted to U.S. dollars using the 2022 and 2023 average exchange rate, $1.2369 and $1.2438, respectively, except where otherwise indicated.
2.All amounts paid to Ms. Carreiro were paid in Bermuda dollars (BMD). The BMD is pegged to the U.S. dollar at a rate of 1:1.
ANNUAL CASH INCENTIVE PLAN
The annual cash incentive plan for executive officers is a cash-based plan that rewards executive officers, including our NEOs, for the achievement of key annual objectives. The structure of the annual cash plan incentivizes NEOs to achieve annual financial and non-financial objectives that the Compensation and Personnel Committee views as critical to the execution of our business strategy.
There is a bonus pool under the annual cash incentive plan that is funded based on our achievement against the financial measure of profitability as measured by our combined ratio and the non-financial measures of strategic growth, technology enablement and being a magnet for talent, as more specifically described below. If achievement relative to these measures does not reach at least the threshold level, then the bonus pool will not be funded, and the NEOs would not be entitled to any payout, regardless of his or her individual performance.
To the extent that the bonus pool is funded, the NEOs are entitled to payouts under the annual cash incentive plan based on the level of achievement relative to the financial and non-financial measures, subject to the Compensation and Personnel Committee’s discretion to decrease or increase the overall funding percentage and/or to decrease or increase any individual bonus payout.

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	49

TARGET OPPORTUNITIES
The Compensation and Personnel Committee determines a target cash incentive opportunity for each NEO under the annual cash incentive plan by taking the individual’s base salary and multiplying it by the individual’s target incentive percentage. The Compensation and Personnel Committee modified the target incentive percentages for 2023 to better align each NEO’s incentive targets to the market as follows:

NEO	2022 Target Cash Incentive Opportunity (as a % of Base Salary)	2023 Target Cash Incentive Opportunity (as a % of Base Salary)
Giuseppina (Pina) Albo	125	160
Craig Howie	100	150
Megan Thomas	100	125
Adrian Daws	100	125
Gemma Carreiro	70	80
FINANCIAL MEASURE (60%)
For the fiscal year ended December 31, 2023, 60% of the amount of the bonus pool funding for our annual cash incentive plan was based on underwriting profitability as measured by our combined ratio (as described below). The Compensation and Personnel Committee selected this measure because it focuses our NEO's and other executive officers on this critical business priority.
We use the combined ratio as our measure of underwriting profitability. This ratio is a relative measurement that describes, for every $100 of net premiums earned, the amount of losses and loss adjustment expenses, and the amount of other underwriting expenses, that would be taken from the premium. A combined ratio of less than 100% indicates that the insurance company’s underwriting activities are profitable and a combined ratio of over 100% indicates an underwriting loss. The appropriate combined ratio target for a company depends upon its mix of business as the underwriting environment varies across countries and products, as does the degree of litigation activity, all of which affect the combined ratio. In addition, investment returns, local taxes, cost of capital, regulation, product type and competition can have an effect on pricing and consequently on profitability, as reflected in underwriting income and associated ratios.
For the financial measure, the Compensation and Personnel Committee set the target for combined ratio at a level that it considered rigorous and challenging and that took into account the relevant risks and opportunities of the Company’s business but that does not fail to incentivize proper underwriting discipline. In particular, the Compensation and Personnel Committee reviewed our annual operating budget for the fiscal year ended December 31, 2023 that resulted from our detailed budgeting process and evaluated various factors that might affect whether the target could be achieved, including the risks to achieving certain preliminary objectives that were necessary prerequisites to achieving the budget targets.
Considering these factors, the Compensation and Personnel Committee set the target for combined ratio at 98.9% for the fiscal year ended December 31, 2023, a 390-basis point improvement over actual performance for the prior fiscal year, and set the threshold level of performance at 115.2%, and the maximum level of performance at 92.1%, a level that required exceptionally strong performance and represented a significant challenge.

Financial Measure	Weighting (%)	Threshold (%)	Target (%)	Maximum (%)
Combined Ratio	60	115.2	98.9	92.1
Funding Percentage (as a % of target funding)		0	100	200

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	50

NON-FINANCIAL MEASURES (40%)
For the fiscal year ended December 31, 2023, 40% of the amount of the bonus pool funding for our annual cash incentive plan is based on the following non-financial measures:
•Strategic Growth – actions to sharpen our strategic focus, align our organizational structure with the refined strategy and focused execution in line with communicated priorities in order to grow in the right lines of business at the right time in the cycle while continuing to optimize portfolio composition
•Technology Enablement – actions to enhance technology capabilities, continue to build facilitating business platforms, capture data and improve analytics
•Magnet for Talent – actions to attract, develop and retain talent within the organization and create a vibrant entrepreneurial culture that fosters communication, collaboration, diversity, equity and inclusion (DEI), alignment with our corporate values and the execution of our sustainability strategy
For these non-financial measures, the targets for the fiscal year ended December 31, 2023 were aggressive and set at challenging levels such that the attainment of target performance for each category of goals was not assured at the time they were set and required a high level of effort and execution on the part of the executive officers and others in order to achieve the goals. The Compensation and Personnel Committee believes that each of these goals is strongly aligned to the creation of shareholder value.

Non-Financial Measures	Weighting (%)
Strategic Growth	20
Technology Enablement	10
Magnet for Talent	10
For the non-financial measures, the Compensation and Personnel Committee evaluates the degree or level of achievement in each of the categories relative to each particular business priority.
BONUS POOL FUNDING
The Compensation and Personnel Committee determined the bonus pool funding level based on the level of actual performance relative to the goals. In order to motivate performance and underscore the importance of achieving, or closely approaching, the financial measure goal at this critical time in our development, the Compensation and Personnel Committee set the funding level at 0% for achievement below the threshold level of performance. For performance between the threshold level and the target level, the funding level increases from 0% for threshold performance to 100% of the target opportunity for achieving target performance. For performance between the target level and the maximum level, the funding level ranges from 100% of the target opportunity to 200% of the target opportunity. Achievement above the maximum level is capped at the maximum funding level of 200% of target. For performance between the threshold and maximum, the bonus funding level is determined by linear interpolation.
For the non-financial measures, the Compensation and Personnel Committee similarly determines achievement relative to each particular measure based on its qualitative rating of where performance fell on a scale of “does not meet” to “exceed” and translates that performance level to a corresponding bonus funding level ranging from 0% to 200%.
2023 ACHIEVEMENT OF FINANCIAL AND NON-FINANCIAL MEASURES
For the fiscal year ended December 31, 2023, we had a combined ratio of 90.1%. We made significant progress regarding each of the non-financial measures, partially exceeding or, in some cases significantly

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	51

exceeding, the goals in each category. The following table sets forth the Company’s achievement relative to the financial and non-financial measures and the corresponding overall bonus pool funding level of 180%:

Performance Measures	Weighting (%)	Threshold (%)	Target (%)	Maximum (%)	Actual Result (%)	Performance Achievement (%)	Weighted Payout (%)
Financial Measure: Combined Ratio	60	115.2	98.9	92.1	90.1	200	120
Funding Percentage (as a % of target funding)		0	100	200
Non-Financial Measures:
Strategic Growth	20	—	—	—	—	175	35
Technology Enablement	10	—	—	—	—	100	10
Magnet for Talent	10	—	—	—	—	150	15
Aggregate Weighted Funding Percentage:							180
PAYOUT DETERMINATIONS
As described above, the Compensation and Personnel Committee verifies achievement relative to the target for the financial measure and the non-financial measures to determine the respective performance levels. The Compensation and Personnel Committee then adds the amounts for the two components together to determine the bonus pool funding. The Compensation and Personnel Committee then takes this bonus pool funding level, together with each NEO’s individual annual performance review, and determines the payout, which may be more or less than the NEO’s target, ranging from a minimum of 0% and up to a maximum (assuming 100% funding of the bonus pool) of 200%.
The total payout under our annual cash incentive plan for each NEO for 2023 is reflected in the following table:

NEO	2023 Base Salary ($)	2023 Target Cash Incentive Opportunity (as a % of Base Salary)	Target Incentive ($)	Bonus Pool Funding Plus Individual Performance (%)	Total 2023 Cash Incentive Payout Amount ($)
Giuseppina (Pina) Albo	1,300,000	160	2,080,000	190	3,952,000
Craig Howie	600,000	150	900,000	180	1,620,000
Megan Thomas	590,000	125	737,500	190	1,400,000
Adrian Daws (1)	447,768	125	571,140	189	1,078,820
Gemma Carreiro	400,000	80	320,000	181	580,000

1.All amounts paid to Mr. Daws were paid in British pound sterling. The target and total cash incentive payout amounts for the fiscal year ended December 31, 2023 was converted using the exchange rate on March 5, 2024, the date when the Compensation and Personnel Committee approved the payout, of $1.2692 per GBP. For Mr. Daws base salary the 2023 average exchange rate of $1.2438 was used.
LONG-TERM INCENTIVES
The third and largest component of the executive compensation program is long-term incentive equity grants. Long-term incentive equity awards are prospective in nature and intended to tie a substantial portion of our NEOs' and other executive officers' pay to creating long-term shareholder value. The Compensation and Personnel Committee has designed the long-term incentive opportunity to motivate and reward executive officers to achieve multi-year strategic goals and to deliver sustained long-term value to shareholders. The long-term incentives create a strong link between payouts and performance, and a strong

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	52

alignment between the interests of executive officers and the interests of our shareholders. Long-term equity incentives also promote retention, because executive officers will only receive value through the vesting schedule if they remain employed by us over the required term, and they foster an ownership culture among our executive officers by making them shareholders with a personal stake in the value they are intended to create.
LONG-TERM INCENTIVE TARGET OPPORTUNITIES
The employment agreements with each of our NEOs set forth annual targets for grants of RSUs and PSUs. The target levels are expressed as dollar amounts, equal to a certain percentage of base annual salary. The number of shares covered by the awards is calibrated by dividing the applicable target dollar amount by the per share fair market value of our shares as of the last day of the prior financial year ($13.72 for the grants made during the fiscal year ended December 31, 2022). In March 2023, the Compensation and Personnel Committee authorized grants of awards to our NEOs under our 2013 Equity Incentive Plan at their respective annual grant targets. In affirming and establishing these grant levels, the Compensation and Personnel Committee considered the following:
•The values of, allocations to, and proportion of total compensation represented by, the long-term incentive opportunities at the companies in our compensation peer sets
•Individual performance, criticality, and expected future contributions of the NEO
•Time in role, skills, and experience
•Retention
EQUITY VEHICLES AND 2023 MIX: PSUs AND RSUs
The 2023 mix of long-term incentives granted to the NEOs is shown in the following table:

Equity Vehicle	2023 Allocation	Vesting Period	Performance Metric	Rationale for Use
PSUs	50%	3-year cliff	3-year Annualized Underwriting Return on Capital (UROC)	•Focuses on underwriting results, core profitability and risk management •Prioritizes increasing shareholder value •Promotes long-term focus and retention
RSUs	50%	3 years: 1/3 per year	Value of stock at vesting	•Aligns with shareholders •Promotes retention •Provides value even during periods of share price or market underperformance
The Compensation and Personnel Committee structured the mix of equity vehicles and the relative weight assigned to each type of award to motivate performance against long-term goals through PSUs, and to ensure some amount of value delivery through the RSUs. These are complementary because they have upside potential but deliver some value even if the share price does not increase, while also reinforcing an ownership culture and commitment to us.
PSU PERFORMANCE METRIC
The Compensation and Personnel Committee selected the PSU performance metric of 3-year annualized underwriting return on capital because it focuses our NEOs and other executive officers on the key goals of underwriting results, core profitability and risk management, while addressing or reducing volatility from investment results, non-underwriting activities, and catastrophe impacts. More specifically, in striving for a

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	53

more consistent metric over time, the determination of underwriting return on capital incorporates certain adjustments, including adding a notional investment credit to support underwriting and smoothing catastrophe losses and reserve movements across time periods. Underwriting return on capital also incorporates risk-adjusted returns, which relate to underwriting and risk management practices. The use of 3-year annualized results promotes a focus on long-term performance.
Underwriting return on capital is determined by a fraction, the numerator of which consists of 1) GAAP underwriting profit, plus 2) a catastrophe loss bank adjustment, plus 3) a reserve adjustment, plus 4) a loss portfolio transfer adjustment, plus 5) investment income on insurance float; and the denominator of which consists of risk-adjusted underwriting capital.
The Compensation and Personnel Committee approves underwriting return on capital for each of the three years in the performance period, and then compounds and annualizes them.
TARGET, THRESHOLD AND MAXIMUM PERFORMANCE LEVELS
Similar to the annual cash incentive plan, for the PSUs, the Compensation and Personnel Committee defines payout levels representing the number of PSUs to be earned by our NEOs and other executive officers based on the level of actual performance relative to the target.
The Compensation and Personnel Committee believes that it has set the performance goal at a rigorous and challenging level so as to require significant effort and achievement by our executive officers, and that such goal has been established in light of our internal forecast as well as the macroeconomic and industry environments.
Depending on where the Company’s 3-year annualized underwriting return on capital falls, the payout percentage will be determined by linear interpolation.
Ultimately, the Compensation and Personnel Committee will approve the performance achievement percentages and the determination of the number of PSUs earned based on the outcome of the formula.
2023 GRANTS OF PSUs AND RSUs
The following table summarizes the grants to our NEOs:

NEO	2022 Base Salary ($)	2023 Target Long-Term Incentive Opportunity (as a % of Base Salary)	Target Long-Term Incentive Value ($)	PSUs ($)	PSUs (#)	RSUs ($)	RSUs (#)
Giuseppina (Pina) Albo	1,300,000	250	3,250,000	1,625,000	118,440	1,625,000	118,440
Craig Howie	600,000	200	1,200,000	600,000	43,732	600,000	43,732
Megan Thomas	560,000	150	840,000	420,000	30,612	420,000	30,612
Adrian Daws (1)	383,439	150	575,159	280,396	20,437	280,396	20,437
Gemma Carreiro	385,000	80	308,000	154,000	11,224	154,000	11,224
1.The base salary amount was converted to U.S. dollars using the 2022 average exchange rate, $1.2369 per GBP.

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	54

2021 PSUs WITH PERFORMANCE PERIOD COMPLETED AS OF FISCAL YEAR ENDED DECEMBER 31, 2023
In 2021, the Compensation and Personnel Committee granted PSUs with performance-based vesting requirements for the three-year performance period of 2021-2023 based on underwriting return on capital, which had the following performance curve:

2021 Performance Measure	Below Threshold (%)	Threshold (%)	Target (%)	Maximum (%)	Maximum or Above (%)	Actual (%)
Underwriting Return on Capital	<(0.3)	(0.3)	5.2	8.9	>8.9	2.4
Payout Percentage of Target Shares	0	0	100	200	200	31.9
The Compensation and Personnel Committee determined that the annualized underwriting return on capital for the 2021-2023 period was 2.4%, and correspondingly approved a performance payout at 31.9% of target. The Compensation and Personnel Committee then multiplied this payout percentage by the number of PSUs originally granted to determine the numbers of PSUs earned, which were as follows:

NEO (1)	Earned PSUs (#)
Giuseppina (Pina) Albo	23,480
Megan Thomas	6,020
Adrian Daws	4,608
Gemma Carreiro	2,673
1.Mr. Howie became an executive officer subsequent to, and was not eligible for, the grant of the 2021-2023 PSUs.
VALUE APPRECIATION POOL
To align the incentives of our executive officers with our long-term strategic objectives, in December 2020, the Compensation and Personnel Committee approved our VAP plan to reward all employees, including executive officers, for the creation of franchise value. The VAP created a pool based on a percentage of the growth in goodwill value created between the beginning of the VAP to the date of a triggering event or the maturity date.
The VAP pool was funded based on 10% of the increase in the goodwill value of the Company from November 30, 2020 (which was the fiscal year end for 2020) to the date of a triggering event. Our IPO in November 2023 was deemed to be a trigger event. If the value of the Company upon our IPO, or other trigger event, was less than a price/book ratio of 1.15, then, for the purpose of the VAP, the value of the Company was deemed to be a price/book ratio of 1.15. Upon our IPO, the VAP units were earned and converted into RSUs, 50% of which will vest one year after the IPO, and 50% of which will vest two years after the IPO, in each case subject to the recipient's continued employment with us through the applicable vesting date. The extended vesting period is designed to support our employee alignment and retention goals.
In recognition of individual and Company performance in connection with strategic and business accomplishments, as well as to provide additional opportunity in case of a change in control and to provide further retention incentive, in March 2023 the Compensation and Personnel Committee approved additional grants under the VAP. The following table shows our NEOs’ VAP units before 2023, the additional March 2023 grant of VAP units, the total number of VAP units and the number of RSUs earned upon the IPO:

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	55

NEO	Existing VAP Units before 2023	Additional VAP Units Granted in March 2023	Total VAP Units	RSUs Earned Upon the IPO Triggering Event
Giuseppina (Pina) Albo	900,000	—	900,000	303,133
Craig Howie	250,000	50,000	300,000	101,044
Megan Thomas	175,000	25,000	200,000	67,362
Adrian Daws	150,000	50,000	200,000	67,362
Gemma Carreiro	130,000	45,000	175,000	58,942
ONE TIME RECOGNITION GRANT AND SPECIAL IPO GRANT TO MS. ALBO
The Compensation and Personnel Committee does not generally intend to provide one-time grants except in a judicious and limited manner as warranted by rare circumstances. The Compensation and Personnel Committee views any such grants to the NEOs as a special and exceptional non-recurring event to meet the Company’s needs for a specific purpose or during a specific period.
In recognition of the success of Ms. Albo over the past five years in overseeing the turnaround of the Company and leading the executive officers to generate significant growth, expand into new product areas, improve external ratings outlooks, and reduce portfolio volatility, the Compensation and Personnel Committee granted 33,489 fully vested shares to Ms. Albo in March 2023.
In addition, the Board of Directors recognized Ms. Albo’s pivotal role in the improvement of the Company’s business performance since she became Chief Executive Officer in 2018, namely:
1.The designing and leading of the Strategic Transformation which improved profitability, strengthened the Company’s balance sheet, reduced earnings volatility and legacy liabilities and drove and continues to drive profitable growth
2.The setting and ongoing execution of the Company’s business priorities
3.The building of a seasoned management team
4.Enabling the company to achieve its IPO
In order to recognize these accomplishments, to secure her employment following our IPO and to provide further incentivization, the Compensation and Personnel Committee granted Ms. Albo PSUs covering 250,000 shares and RSUs covering 116,667 shares, effective as of the effective date of the registration statement. The award will vest on the third anniversary of the grant date, subject to Ms. Albo’s continued service through such date, except as discussed below. The number of PSUs that will be earned and vest will be determined based on the percentage increase in the price of our Class B common shares during the three-year period following our IPO, as calculated in accordance with the award agreement evidencing the PSUs, ranging from 0% of the PSUs being earned and vesting if there is no (or negative) change in the value of our Class B common shares during the measurement period up to 100% of the PSUs being earned and vesting if the price of our Class B common shares doubles during the measurement period, with the number of PSUs that vest being determined based on linear interpolation for increases between 0% and 100%. If, prior to the third anniversary of the grant date, (i) a change in control occurs or (ii) Ms. Albo’s employment is terminated (a) due to death, (b) due to disability, (c) by the Company without cause, or (d) by her resignation for good reason, then (A) Ms. Albo would earn and vest in a number of PSUs based on the appreciation in the price of our Class B common shares during the period following our IPO and ending on the termination date or the date of the change in control, as applicable, and (B) the RSUs would fully vest upon such termination or immediately prior to, and contingent upon, the change in control, as applicable.

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	56

DISCRETIONARY IPO BONUS POOL
In connection with our IPO, our Board of Directors established a discretionary bonus pool of up to $3,200,000 from which certain employees of the Company and its subsidiaries, including the NEOs, selected by the Compensation and Personnel Committee based upon the recommendation of our Chief Executive Officer were eligible to receive a one-time bonus. The Compensation and Personnel Committee awarded the following IPO bonuses to the following NEOs: $500,000 each for Ms. Albo, Mr. Howie, and Ms. Carreiro, $100,000 for Ms. Thomas, and £82,000 for Mr. Daws.

Human Capital and Compensation Committee Process
Compensation Determination Process
ROLE OF THE COMMITTEE
The Compensation and Personnel Committee establishes our compensation philosophy and objectives, determines the structure, components and other elements of executive compensation, and reviews and approves the compensation of the NEOs.
The Compensation and Personnel Committee structures the executive compensation program to accomplish our articulated compensation objectives in light of the compensation philosophy described above.
In accordance with its charter, the Compensation and Personnel Committee establishes total compensation for the Chief Executive Officer. The Compensation and Personnel Committee reviews and evaluates the performance of the Chief Executive Officer and develops base salary and incentive compensation recommendations. Our Chief Executive Officer does not play any role with respect to any matter affecting her own compensation and is not present when the Compensation and Personnel Committee discusses and formulates the compensation recommendation.
With the input of the Chief Executive Officer, the Compensation and Personnel Committee also establishes the compensation for all of the other executive officers.
ROLE OF THE CHIEF EXECUTIVE OFFICER
The Compensation and Personnel Committee works with our Chief Executive Officer to set the target compensation of each of our executive officers, including other NEOs. As part of this process, the Chief Executive Officer evaluates the market competitiveness of the various components of compensation and the performance of the other executive officers annually and makes recommendations to the Compensation and Personnel Committee regarding the compensation of each executive officer in the first quarter of the applicable fiscal year.
The Chief Executive Officer’s input is particularly important in connection with base salary adjustments and the determination of each executive officer’s individual goals under the annual cash incentive plan. The Compensation and Personnel Committee gives significant weight to the Chief Executive Officer’s

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	57

recommendations in light of her greater familiarity with the day-to-day performance of her direct reports and the importance of incentive compensation in driving the execution of managerial initiatives developed and led by the Chief Executive Officer. Nevertheless, the Compensation and Personnel Committee makes the ultimate determination regarding the compensation for the executive officers.
ROLE OF MANAGEMENT
The Compensation and Personnel Committee also works with members of our management team, including human resources, finance, and legal professionals. Management supports the Compensation and Personnel Committee by assisting in plan design, providing information on corporate and individual performance and management’s perspective and recommendations on compensation matters. The Compensation and Personnel Committee does not delegate any of its functions to others in setting the compensation of our NEOs.
EXECUTIVE COMPENSATION COMPETITIVE MARKET INFORMATION
In making determinations about executive compensation, the Compensation and Personnel Committee believes that obtaining relevant market data is important, because it serves as a reference point for making decisions and provides very helpful external context. When making decisions about the structure and component mix of our executive compensation program, the Compensation and Personnel Committee takes into consideration the structure and components of, and the amounts paid under, the executive compensation programs of other comparable companies, as derived from surveys, public filings, and other sources.
The Compensation and Personnel Committee, with the assistance of a compensation consultant and considering peer sets used previously, revised peer sets for the fiscal year ended December 31, 2023. Because our business includes reinsurance and specialty insurance, the peer sets include companies with businesses that encompass one or more of those segments. Also, because we have executive officers located in the United States, the United Kingdom and Bermuda, the compensation consultant developed peer sets for the positions in each of these geographic markets. For Bermuda, the number of prospective peer companies was low, so the peer set used for positions in Bermuda included both Bermuda and U.S. companies.
The market data is used as a reference point and to provide information on the range of competitive pay levels and current compensation practices in our industry. The Compensation and Personnel Committee determined that the appropriate market reference was within the median range for similar positions at peer companies. Executive officers’ total compensation may deviate from the level referenced in order to attract or retain key individuals or reflect their respective skills, experience, or performance.
We believe that the compensation practices of these peer sets provided us with appropriate compensation reference points for establishing the compensation of our NEOs for the fiscal year ended December 31, 2023. Consistent with best practices for corporate governance, the Compensation and Personnel Committee intends to review our competitive market information annually.

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	58

Risk Management and Compensation
The Compensation and Personnel Committee has undertaken a risk assessment of the Company’s compensation programs to determine whether these programs are appropriately designed and to ensure that they do not motivate individuals or groups to take risks that are reasonably likely to have a material adverse effect on the Company. Following this comprehensive review of the design, administration, and controls of these programs, the Compensation and Personnel Committee was satisfied that the Company’s programs are well structured with strong governance and oversight mechanisms in place to minimize and mitigate potential risk and that any risks arising from the Company’s compensation programs are not reasonably likely to have a material adverse effect on the Company.
Compensation and Personnel Committee Consultant
Our Compensation and Personnel Committee has sole authority to select, retain and terminate any consultants or advisors used to provide independent advice to the Compensation and Personnel Committee and evaluate executive compensation, including the sole authority to approve the fees and any other retention terms for such consultant or advisor.
Aon Solutions UK Limited ("Aon") served as the Compensation and Personnel Committee's independent compensation consultant in 2023. During 2023, the independent compensation consultant:
•Reviewed and advised the Compensation and Personnel Committee on compensation matters related to the Chief Executive Officer as well as our other executives
•Reported on aspects of short-term as well as long-term compensation program design
•Advised on potential peer groups
•Prepared and presented on compensation benchmark analysis for each of Hamilton's executive team
•Reviewed and advised on director compensation
Each year, our compensation consultant is required to submit a letter describing any conflicts of interest and other factors relating to its independence. The Compensation and Personnel Committee has determined that Aon is independent and its work during 2023 did not, and its work during 2024 will not, raise any conflict of interest.
From time to time, the Committee may engage its own external compensation consultant to advise on the Company's compensation programs generally, prepare reports that compare our compensation programs to those of our peers and help ensure the competitiveness and appropriateness of our compensation.

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	59

Peer Benchmarking
Hamilton gives careful consideration to each element of total compensation and evaluates each NEO's competitive position on a total direct compensation basis, including base salary and short- and long-term incentive targets. When setting executive compensation, we consider market pay practices and pay levels using a compensation peer group and industry-leading surveys.
2023 Compensation Benchmarking Peer Group
For purposes of comparing our executive compensation against the competitive market, the Compensation and Personnel Committee reviews and considers the compensation levels and practices of a group of comparable companies. During much of the fiscal year ended December 31, 2023, the Compensation and Personnel Committee referenced the following compensation peer group for purposes of understanding the competitive market:

Arch Capital Group Ltd.	Hiscox Ltd.	Palomar Holdings, Inc.
Argo Group International Holdings, Inc.	James River Group Holdings, Ltd.	RenaissanceRe Holdings Ltd.
AXIS Capital Holdings Limited	Kinsale Capital Group, Inc.	RLI Corp.
Beazley Group PLC	Lancashire Holdings Limited	Skyward Specialty Insurance Group, Inc.
Everest Group, Ltd.	Markel Group Inc.	The Hanover Insurance Group, Inc.
W.R. Berkley Corporation
The Compensation and Personnel Committee regularly reviews the Company’s peer groups and considers advice from its compensation consultant. In selecting its compensation peer group, the Compensation and Personnel Committee seeks companies operating in similar industries, with a similar business model and similar size and geographic footprint. In 2024, the Compensation and Personnel Committee expects to conduct a reassessment of its compensation and performance peer groups.

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	60

Additional Compensation Policies and Practices
Perquisites and Other Personal Benefits
HEALTH AND WELFARE AND OTHER BENEFITS
We offer a broad range of benefits, which might include medical, dental, vision, life, and disability plans to our employees, including our NEOs. We pay all or most of the cost of medical plan coverage for all employees, including our NEOs, although we are not obligated to pay any increases in the cost of coverage after such NEO’s employment commencement date. We pay a majority of the employee share of payroll and social insurance taxes for all employees based in Bermuda, including our NEOs, which we believe is common practice at other Bermuda-based public companies.
We believe the benefits described above are necessary and appropriate to provide a competitive compensation package to our NEOs and are entirely aligned with benefits provided to all of our employees in the respective locations.
POST-EMPLOYMENT COMPENSATION
QUALIFIED RETIREMENT PLANS
We offer a tax-qualified 401(k) defined contribution plan covering all of our U.S. employees, including our U.S.-based NEOs. Eligible employees may make voluntary pre-tax and post-tax contributions to the 401(k) plan and are eligible for matching company contributions in an amount equal to 100% of the first 6% of the employee’s eligible compensation contributed to the plan. The 401(k) plan also permits discretionary company contributions. All contributions to the 401(k) plan are subject to certain limitations under the Internal Revenue Code.
Ms. Albo receives an additional cash payment equal to 4% of her base salary, which, together with the 6% company matching contribution to the 401(k) plan, approximates the 10% retirement benefit contribution she received under a previous Bermuda employment agreement.
NEOs based in the U.K. are eligible to participate in the defined contribution pension scheme and receive a contribution of 10% of pensionable earnings plus a 2.5% match, aligned with all our U.K.-based employees. All employees in the U.K., including our NEOs, may elect to take cash in lieu of pension subject to compliance with applicable law.
NEOs in Bermuda receive a 10% retirement benefit contribution aligned with our Bermuda-based employees.
TERMINATION AND CHANGE IN CONTROL PROVISIONS
The Compensation and Personnel Committee believes that the long-term interests of shareholders are best served by providing reasonable protection to address potential change in control transactions in which NEOs may otherwise be distracted by their potential loss of employment in the event of a successful transaction.
Under the terms of our 2013 Equity Incentive Plan and our 2023 Equity Incentive Plan, vesting is accelerated for the unvested portion of awards due to a change in control if, within 12 months following the change in control, the NEO’s employment is either terminated by the Company without cause or by the NEO for good

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	61

reason. For PSUs, performance conditions would be deemed achieved based on the greater of actual performance or target at the time of the change in control, with the number of shares also to be fully vested. These are called “double trigger” arrangements (i.e., benefits under these arrangements are only triggered by the consummation of a change in control followed by the NEO’s termination of employment under certain specified circumstances within 12 months following the change in control).
In addition, under the terms of our 2013 Equity Incentive Plan and our 2023 Equity Incentive Plan, if a change in control occurs and awards are not assumed or continued by the successor or surviving corporation, the unvested portion of any outstanding awards will generally vest on the date of the change in control, and the Compensation and Personnel Committee has the discretion to settle such awards with cash.
We do not provide excise tax “gross-ups” to any of our executive officers related to change-in-control payments.
SEVERANCE ARRANGEMENTS
We provide severance benefit protection to our NEOs through our individual employment agreements with each such individual (in addition to the special provisions in connection with a change in control). The Compensation and Personnel Committee believes these severance payments and benefits are important from a recruiting perspective to provide some level of protection to our executive officers from having their employment terminated without cause or constructively terminated in connection with a change in control, or from experiencing a life-changing disability, and that the amounts are reasonable when compared with similar arrangements adopted by comparable companies. See “Executive Compensation Tables—Potential Payments Upon a Termination or Change in Control” below for further information.
Clawback Policy
The Company adopted a clawback policy designed to recoup any erroneously awarded compensation resulting from certain accounting restatements. If the Company is required to prepare an accounting restatement because of either (i) the material noncompliance of the Company with any financial reporting requirement under the securities laws, including any required accounting restatement to correct an error in previously issued financial restatements that is material to the previously issued financial statements, or (ii) an error that is not material to previously issued financial statements, but would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period, then all incentive compensation paid or credited to each current or former executive officer for the restated period (up to three years) will be recalculated based on the restated results. To the extent the recalculated incentive compensation is less than the incentive compensation actually paid or credited to such executive officer for that period, the excess amount must be forfeited or returned to the Company.
In the event of an executive officer’s failure to repay any erroneously awarded compensation due under the clawback policy, the Company would enforce the clawback policy and pursue other remedies to the fullest extent permitted by law, unless certain conditions are met and the compensation committee determines that recovery would be impracticable.

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	62

Insider Trading Policy
The Company has adopted an insider trading policy that prohibits employees (including our NEOs) and directors from engaging in any hedging transactions (including transactions involving options, puts, calls, prepaid variable forward contracts, equity swaps, collars and exchange funds or other derivatives) that are designed to hedge or speculate on any change in the market value of the Company’s equity securities. It will also explicitly prohibit employees (including our NEOs) and directors from effecting short sales of the Company’s equity securities, which are inherently speculative in nature and contrary to the best interests of the Company and its shareholders. The Company’s insider trading policy will also prohibit employees (including our NEOs) and directors from pledging the Company’s securities in any circumstance, including by purchasing Company securities on margin or holding the Company’s securities in a margin account.
Stock Ownership Guidelines for Directors and Executive Officers
We believe that the Company and our shareholders are best served when executive officers manage the business with a long-term perspective. As such, we have adopted executive share ownership guidelines, as we believe stock ownership is an important tool to strengthen the alignment of interests among our executive officers and our shareholders, to reinforce executive officers’ commitment to us and to demonstrate our commitment to sound corporate governance. The guidelines require that within five years of being appointed to a covered position, the Chief Executive Officer hold a minimum of six times, and the other executive officers hold a minimum of three times (as detailed below) the value of their annual base salary in Company shares.

Position	Stock Ownership Requirements (1)
Chief Executive Officer	6x annual base salary
Other Executives	3x annual base salary
For this purpose, RSUs (whether or not vested) and Company shares directly or beneficially owned by the executive, or the executive’s immediate family members, will count for purposes of satisfying the ownership requirement, but not PSUs. After the initial five-year phase-in period, compliance with the ownership requirement will be measured as of the last trading day of each calendar year.
Accounting Considerations
We follow Financial Accounting Standards Board ASC Topic 718 for our stock-based compensation awards. In accordance with ASC Topic 718, stock-based compensation cost is measured at the grant date, or with respect to performance-based awards, the service inception date, based on the estimated fair value of the awards using a variety of assumptions. This calculation is performed for accounting purposes and, as applicable, reported in the compensation tables, even though recipients may never realize any value from their awards. We record this expense on an ongoing basis over the requisite employee service period. Accounting rules also require us to record cash compensation as an expense at the time the obligation is incurred.

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	63

U.S. Tax Considerations
Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to certain executive officers. Section 162(m) has limited effect for Hamilton because we are headquartered in Bermuda and U.S. tax law affects only a portion of our income. While we are aware of and have assessed the impact of this rule when developing and implementing our executive compensation program, deductibility of compensation under Section 162(m) has not been a driving factor in its operation.

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	64

Executive Compensation
Executive Compensation Tables
Summary Compensation Table
The following table sets forth information concerning the compensation awarded to, earned by or paid to our NEOs by the Company in respect of our fiscal years ended December 31, 2023 and 2022.

Name and Principal Position	Year	Salary ($)	Bonus (1) ($)	Stock Awards (2) ($)	Non-Equity Incentive Plan Compensation (3) ($)	All Other Compensation (4) ($)	Total ($)
Pina Albo	2023	1,300,000	500,000	6,909,468	3,952,000	130,000	12,791,468
Chief Executive Officer	2022	1,300,000	—	2,599,992	1,625,000	148,999	5,673,991
Craig Howie	2023	600,000	500,000	1,248,506	1,620,000	19,800	3,988,306
Group Chief Financial Officer and Group Chief Investment Officer	2022	600,000	600,000	899,988	640,000	18,300	2,758,288
Megan Thomas	2023	590,000	100,000	864,244	1,400,000	164,326	3,118,570
Chief Executive Officer, Hamilton Re	2022	560,000	—	700,008	525,000	123,541	1,908,549
Adrian Daws (5)	2023	447,768	102,418	609,292	1,078,820	43,222	2,281,520
Chief Executive Officer, Hamilton Global Specialty	2022	383,439	—	473,202	464,816	38,343	1,359,800
Gemma Carreiro (6)	2023	400,000	500,000	351,636	580,000	187,205	2,018,841
Group General Counsel, Secretary
1.The amounts shown in the Bonus column for 2023 reflect the bonus amounts received by the NEOs from a discretionary bonus pool established by the Board in connection with our IPO. For Mr. Daws, the amount was converted from British pound sterling (“GBP”) using the exchange rate the payment date, which is $1.2490 per GBP on November 13, 2023. The amount shown in the Bonus column for 2022 represents the second installment of an “initial hire grant” for Mr. Howie
2.The amounts disclosed in the Stock Awards column represent the aggregate grant date fair value of time-based RSUs and PSUs, computed in accordance with FASB Accounting Standards Codification Topic 718, excluding the effect of estimated forfeitures. Amounts disclosed in this column relating to RSUs and PSUs reflect the fair market value of a Class B common share on the date of grant multiplied by the number of shares underlying each award and assuming issuance at target for the PSUs. Assumptions, factors and methodologies used in our computations pursuant to ASC Topic 718 are set forth in Note 14 to our consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023. The value of the PSU awards at the grant date assuming that the maximum level of performance conditions was achieved was as follows: $6,999,994 for Ms. Albo, $1,200,006 for Mr. Howie, $839,993 for Ms. Thomas, $560,791 for Mr. Daws, and $307,987 for Ms. Carreiro
3.The amounts shown in the Non-Equity Incentive Plan Compensation column are comprised of amounts paid in respect of our annual cash incentive plan, as determined by the Compensation and Personnel Committee. Payments pursuant to the annual cash incentive plan are generally made early in the year following the year in which they are earned
4.The amounts shown in this column include (i) contributions by the Company to retirement plans or cash payments in lieu of contributions as follows for 2023: $130,000 for Ms. Albo, $19,800 for Mr. Howie, $58,250 for Ms. Thomas, $43,222 for Mr. Daws, and $39,438 for Ms. Carreiro; and (ii) payments of the employee’s share of the Bermuda government payroll and social insurance taxes: $106,076 for Ms. Thomas, and $147,767 for Ms. Carreiro
5.The U.S. dollar amounts in the table above for Mr. Daws were converted from British pound sterling (“GBP”) using the 2023 average exchange rate, $1.2438 per GBP, for his salary and all other compensation and the exchange rate on March 5, 2024, $1.2692 per GBP, for his 2023 non-equity incentive plan compensation. The amounts reflected for base salary represent the salary in effect at year end
6.Ms. Carreiro was not an NEO for the fiscal year ended December 31, 2022 and, therefore, in accordance with SEC regulations, only compensation information for the fiscal year ended December 31, 2023 is included in the Summary Compensation Table

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	65

Grants of Plan-Based Awards in 2023
The following table sets forth information about the non-equity incentive awards and equity-based awards granted by the Company to each of our NEOs in 2023.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or Units (3)	Grant Date Fair Value Of Stock Awards (4)
		Threshold	Target	Maximum	Threshold	Target	Maximum
Name	Grant Date	($)	($)	($)	(#)	(#)	(#)	(#)	($)
Giuseppina (Pina) Albo		0	2,080,000	4,160,000
	03/10/2023							33,489	459,469
	03/10/2023							118,440	1,624,997
	11/10/2023							116,667	1,750,005
	03/10/2023				0	118,440	236,880		1,624,997
	11/10/2023				0		250,000		1,450,000
Craig Howie		0	900,000	1,800,000
	03/10/2023							43,732	600,003
	03/10/2023				0	43,732	87,464		600,003
	03/15/2023								48,500
Megan Thomas		0	737,500	1,475,000
	03/10/2023							30,612	419,997
	03/10/2023				0	30,612	61,224		419,997
	03/15/2023								24,250
Adrian Daws		0	571,140	1,142,280
	03/10/2023							20,437	280,396
	03/10/2023				0	20,437	40,874		280,396
	03/15/2023								48,500
Gemma Carreiro		0	320,000	640,000
	03/10/2023							11,224	153,993
	03/10/2023				0	11,224	22,448		153,993
	03/15/2023								43,650
1.The amounts disclosed in these columns reflect the target and maximum annual cash incentive opportunities of our NEOs for the fiscal year ended December 31, 2023. The amounts of the annual cash incentive opportunities depend on the annual base salary in effect at year end for each NEO. Below or at threshold performance on the financial metrics results in 0% payout. See “Compensation Discussion and Analysis—Compensation Program Components—Annual Cash Incentive Plan” for a detailed description of our annual cash incentive plan, including the criteria for determining the amounts payable. Actual 2023 annual cash incentive plan results are reported in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table. The maximum award is 200% of target. Linear interpolation is used to determine the applicable payout amount between threshold and target and between target and maximum for results based on financial performance
2.Amounts disclosed in this column reflect the number of shares that may be realized under the PSUs granted to our NEOs for the fiscal year ended December 31, 2023 based on the 3-year annualized underwriting return on capital for the three-year performance period. If performance falls below or at the level necessary to achieve the threshold amount, then the PSUs will be forfeited, and no shares will be issued. See “Compensation Discussion and Analysis—Compensation Program Components—Long-Term Incentives—PSU Performance Metric”. In addition, Ms. Albo received 250,000 PSUs in November 2023 that vest on the third anniversary of the grant date, subject to Ms. Albo’s continued service through such date, with the number of PSUs earned based on the percentage increase in the price of our Class B common shares during the three-year period following our IPO. See “One Time Recognition Grant and Special IPO Grant to Ms. Albo” for a detailed description of the performance conditions for the PSUs
3.Amounts disclosed in this column reflect the number of RSUs granted to our NEOs for the fiscal year ended December 31, 2023. The RSUs granted as part of the annual equity grant vest over three years one-third of the RSUs will vest on January 1 of each year for three years after the grant date, subject to continued service. In addition to annual equity grants, Ms. Albo received 33,489 fully vested shares in March 2023 and 116,667 RSUs in November 2023 that vest on the third anniversary of the grant date, subject to Ms. Albo’s continued service through such date. See "One Time Recognition Grant and Special IPO Grant to Ms. Albo."

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	66

4.The amounts shown in this column represent the grant date fair value of RSUs and PSUs, computed in accordance with ASC Topic 718, excluding the effect of estimated forfeitures. Amounts disclosed in this column relating to RSUs and PSUs reflect the fair market value of a Class B common share on the date of grant multiplied by the number of shares underlying each award and assuming issuance at target for the PSUs. In March 2023, our NEOs were granted the following additional units under our VAP plan: 50,000 for Mr. Howie, 25,000 for Ms. Thomas, 50,000 for Mr. Daws, and 45,000 for Ms. Carreiro. The VAP units will be settled in stock and the grant date fair value is $0.97 per VAP unit. Assumptions, factors, and methodologies used in our computations pursuant to ASC Topic 718 are set forth in Note 14 to our consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023. Regardless of the value on the grant date, the actual value depends on the market value of our Class B common shares on a date in the future when the RSUs and PSUs vest
Employment and Other Agreements with Named Executive Officers
Executive Employment Agreements
Certain of the compensation paid to our NEOs reflected in the Summary Compensation Table was provided pursuant to employment agreements with us or one of our subsidiaries, which are summarized below. These employment arrangements establish the minimum terms and conditions of the executives’ employment, which are summarized below. For a discussion of the severance pay and other benefits to be provided to our NEOs in connection with a termination of employment and/or a change in control under arrangements with each of our NEOs, see “—Potential Payments Upon Termination or Change in Control” below.
Giuseppina (Pina) Albo
On September 12, 2023, we entered into an amended and restated employment agreement with Ms. Albo, who currently serves as our Chief Executive Officer. The initial term of Ms. Albo’s employment agreement commenced on January 22, 2018. The amended and restated employment agreement provides for an initial term commencing on November 1, 2023 and ending on November 1, 2026. and will renew automatically for successive one-year periods thereafter unless either party provides six (6) months’ written notice of termination prior to the expiration of the initial term or each successive renewal term.
The employment agreement with Ms. Albo provides for an annual base salary of $1,300,000, a target annual cash bonus opportunity equal to 160% of annual base salary, with the actual annual cash bonus ranging from 0% to 200% of target based on achievement of the performance goals for the applicable fiscal year, and an annual target incentive equity award, all of which will be reviewed annually for increase, but not decrease. For the fiscal year ended December 31, 2023, the target value for Ms. Albo’s incentive equity awards was 250% of her base salary, 50% of which was issued as RSUs that vest ratably over a three-year vesting period and 50% of which was issued as PSUs, which are earned based on the achievement of designated performance metrics and vest on January 1, 2026.
Craig Howie
On March 6, 2024, we entered into an amended and restated employment agreement with Mr. Howie, who serves as our Group Chief Financial Officer. The employment agreement with Mr. Howie provides for an annual base salary of $640,000, a target annual cash bonus opportunity equal to 150% of annual base salary and an annual target incentive equity award equal to 230% of annual base salary, all of which will be reviewed annually for increase, but not decrease.

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	67

Megan Thomas
On September 1, 2020, we entered into an employment agreement with Megan Thomas, who currently serves as Chief Executive Officer of Hamilton Re. The employment agreement with Ms. Thomas provides for an annual base salary of $500,000 ($560,000 as at December 31, 2022), a target annual cash bonus opportunity equal to 100% of annual base salary and an annual target incentive equity award equal to 100% of annual base salary (125% for the fiscal year ended December 31, 2022) all of which will be reviewed annually for increase, but not decrease. The Company also pays the costs of health insurance coverage for Ms. Thomas and her eligible dependents, although the Company has the option not to pay for such costs in excess of the costs determined as of her employment commencement date on October 5, 2020, and the employee portion of Bermuda payroll taxes in excess of 1.7% of Ms. Thomas’ total annual remuneration, which portion remains her responsibility.
Adrian Daws
Effective on March 18, 2021, we entered into an employment agreement with Adrian Daws, who currently serves as Chief Executive Officer of Hamilton Global Specialty. The employment agreement with Mr. Daws provides for an annual base salary of £280,000 (£310,000 as at December 31, 2022), a target annual cash bonus opportunity equal to 100% of annual base salary and an annual target incentive equity award equal to 100% of annual base salary (125% for the fiscal year ended December 31, 2022), all of which will be reviewed annually for increase, but not decrease. The Company also pays the cost of private health insurance coverage for Mr. Daws.
Gemma Carreiro
On August 6, 2022, we entered into an employment agreement with Ms. Carreiro, who serves as our Group General Counsel. The employment agreement with Ms. Carreiro provides for an annual base salary of $385,000, a target annual cash bonus opportunity equal to 70% of annual base salary and an annual target incentive equity award equal to 70% of annual base salary, all of which will be reviewed annually for increase, but not decrease.
Long-Term Equity Compensation
The Compensation and Personnel Committee has designed the long-term incentive opportunity to motivate and reward executive officers to achieve multi-year strategic goals and to deliver sustained long-term value to shareholders. See “Compensation Discussion and Analysis—Compensation Program Components—Long-Term Incentives” above for further information.
Annual Incentive Plan
Our NEOs participate in an annual cash incentive plan which provides short-term incentive opportunities based on the achievement of key annual objectives. See Compensation Discussion and Analysis—Compensation Program Components—Annual Cash Incentive Plan” above for further information.

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	68

Additional Benefits
Our NEOs are eligible to participate in retirement and health and welfare plans and programs broadly available to our employees. See Compensation Discussion and Analysis—Additional Compensation Policies and Practices—Perquisites and Other Personal Benefits above for further information.

Outstanding Equity Awards at Fiscal Year Ended December 31, 2023
The following table sets forth information about the outstanding equity awards to acquire our common shares held by each of our NEOs as of December 31, 2023.

				Stock Awards
	Award Type			Number of Shares or Units That Have Not Vested (1)	Market Value of Shares or Units That Have Not Vested (2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (4)
Name		Grant Date		(#)	($)	(#)	($)
Giuseppina (Pina) Albo	RSU	03/30/2021	(5)	24,535	366,798
		02/23/2022	(6)	58,479	874,261
		03/10/2023	(7)	118,440	1,770,678
		11/10/2023	(8)	116,667	1,744,172
	PSU	02/23/2022	(9)			87,719	1,311,399
		03/10/2023	(10)			118,440	1,770,678
		11/10/2023	(11)			250,000	3,737,500
	VAP	12/01/2020	(12)	303,133	4,531,838
Craig Howie	RSU	02/23/2022	(6)	20,242	302,618
		03/10/2023	(7)	43,732	653,793
	PSU	02/23/2022	(9)			30,364	453,942
		03/10/2023	(10)			43,732	653,793
	VAP	07/01/2021	(12)	101,044	1,510,608
Megan Thomas	RSU	03/30/2021	(5)	12,957	193,707
		02/23/2022	(6)	15,744	235,373
		03/10/2023	(7)	30,612	457,649
	PSU	02/23/2022	(9)			23,617	353,074
		03/10/2023	(10)			30,612	457,649
	VAP	12/01/2020	(12)	67,362	1,007,062
Adrian Daws	RSU	03/30/2021	(5)	4,815	71,984
		02/23/2022	(6)	10,643	159,113
		03/10/2023	(7)	20,437	305,533
	PSU	02/23/2022	(9)			15,965	238,677
		03/10/2023	(10)			20,437	305,533
	VAP	12/01/2020	(12)	67,362	1,007,062
Gemma Carreiro	RSU	03/30/2021	(5)	2,793	41,755
		02/23/2022	(6)	5,826	87,099
		03/10/2023	(7)	11,224	167,799
	PSU	02/23/2022	(9)			8,738	130,633
		03/10/2023	(10)			11,224	167,799
	VAP	12/01/2020	(12)	58,942	881,183

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	69

1.Amounts disclosed in this column reflect the number of unvested RSUs granted that were subject to time-based vesting and that had not vested as of the end of the fiscal year ended December 31, 2023. See “Executive Compensation Tables—Potential Payments Upon Termination or Change in Control” for a summary of the treatment of RSUs upon death, disability, termination or change in control
2.Amounts disclosed in this column reflect the market value of the RSUs using the fair market value of a Class B common share on December 31, 2023, $14.95, multiplied by the number of shares underlying each award
3.Amounts disclosed in this column reflect the number of unvested PSUs that are subject to performance-based vesting conditions as of the end of the fiscal year ended December 31, 2023. See “Executive Compensation Tables—Potential Payments Upon Termination or Change in Control” for a summary of the treatment of PSUs upon death, disability, termination or change in control
4.Amounts disclosed in this column reflect the market value of the unvested PSUs using the fair market value of a Class B common share on December 31, 2023, $14.95, multiplied by the number of shares underlying each award
5.The RSUs granted to our NEOs in 2021 vest one-third per year on January 1 of 2022, 2023, and 2024, respectively, subject to the NEO’s continued service through each vesting date
6.The RSUs granted to our NEOs in 2022 vest one-third per year on January 1 of 2023, 2024, and 2025, respectively, subject to the NEO’s continued service through each vesting date
7.The RSUs granted to our NEOs in March 2023 vest one-third per year on January 1 of 2024, 2025, and 2026, respectively, subject to the NEO’s continued service through each vesting date
8.The RSUs granted to Ms. Albo in November 2023 vest on the third anniversary of the grant date, subject to her continued service through the vesting date
9.The PSUs granted to our NEOs in 2022 are earned based on our annualized underwriting return on capital for the 3-year performance period ending on December 31, 2024. The amounts reflect achievement at target as of December 31, 2023
10.The PSUs granted to our NEOs in March 2023 are earned based on our annualized underwriting return on capital for the 3-year performance period ending on December 31, 2025. The amounts reflect achievement at target as of December 31, 2022
11.The PSUs granted to Ms. Albo in in November 2023 are earned and vest based on the percentage increase in the price of our Class B common shares during the three-year period following the grant date ranging from 0% of the PSUs being earned and vesting if there is no (or negative) change in the value of our Class B common shares during the measurement period up to 100% of the PSUs being earned and vesting if the price of our Class B common shares doubles during the measurement period, with the number of PSUs that vest being determined based on linear interpolation for increases between 0% and 100%
12.The VAP units granted to our NEOs vest, in the case of a trigger event (IPO, change in control, or major sale), 50% on the one-year anniversary of the trigger event and 50% one year thereafter. As the result of our IPO, 50% of the RSUs earned from the VAP units vest on November 9, 2024, and 50% on November 9, 2025
Stock Vested in 2023
The following table sets forth information about the value realized by each of our NEOs as a result of RSUs that vested and PSUs that were earned during the fiscal year ended December 31, 2023.

	Stock Awards
Name	Number of Shares Acquired on Vesting (1) (#)	Value Realized on Vesting (2) ($)
Giuseppina (Pina) Albo	127,761	1,783,635
Craig Howie	10,122	138,874
Megan Thomas	27,498	467,760
Adrian Daws	19,281	333,793
Gemma Carreiro	10,421	146,481
1.The amounts shown in this column represent the number of RSUs that vested and PSUs that were earned for each NEO during the end of the fiscal year ended 2023
2.The amounts shown in this column reflect the value realized upon vesting of the RSUs and the earning of PSUs for each NEO, as calculated based on the price of our Class B common shares on the vesting date, multiplied by the number of shares vested or earned on such date

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	70

Pension Benefits for 2023
We do not currently sponsor or maintain any defined benefit pension benefit or retirement benefit plans providing specified retirement payments and benefits for our NEOs or any of our other employees.
Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans
We do not currently sponsor or maintain any nonqualified defined contribution or other nonqualified deferred compensation plans for the benefit of our employees.
Potential Payments Upon Termination or Change in Control
As of the end of the fiscal year ended December 31, 2023, our NEOs were eligible to receive severance upon certain terminations of employment in accordance with their employment agreements, in each case, as described below.
Each employment agreement imposes restrictive covenants, including intellectual property assignment, confidentiality, non-disparagement, non-competition, and non-solicitation. Except as otherwise described below, the restricted period for the non-competition and non-solicitation provisions includes the term of employment plus a post-employment period of six (6) months following the date of termination (twelve (12) months for Ms. Albo), or twelve (12) months if the termination is in connection with a change in control.
Giuseppina (Pina) Albo
If, other than in connection with a change in control, Ms. Albo’s employment is terminated (i) due to death, (ii) due to disability, (iii) by the Company without cause, (iv) by her resignation for good reason, or (v) due to non-renewal of the term of her employment agreement by the Company, then Ms. Albo would be entitled to any accrued but unpaid base salary and benefits, any then unpaid annual bonus for the year preceding the year of termination, any accrued but unused vacation, any accrued unpaid reimbursable expenses and, subject to her execution and non-revocation of a mutual general release of claims in favor of the Company, the following:
•Pro-rated annual bonus for the year in which notice of termination is provided, based on actual performance for the entire year and paid at the time such amount would otherwise be paid
•Continuation of health insurance coverage for herself, her husband and eligible dependent for twelve (12) months following the termination date
•Immediate vesting of all unvested time-based equity-based compensation awards including RSUs, that would have vested in the twelve (12) month period following the termination date
In addition to the above severance benefits, if Ms. Albo’s employment is terminated (i) by the Company without cause, (ii) by her resignation for good reason, or (iii) due to non-renewal of the term of her employment agreement by the Company, then Ms. Albo would be entitled to continuation of base salary for the remainder of the term of employment agreement or twenty-four (24) months following the termination date, whichever is longer, and a lump sum cash payment equal to 100% of her target annual cash bonus for the year of termination subject to her execution and non-revocation of a mutual general release of claims in favor of the Company.

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	71

If, within twelve (12) months following a change in control, Ms. Albo’s employment is terminated by the Company without cause, or if she resigns for good reason, then in addition to the above payments, all of her outstanding and unvested RSUs and PSUs will immediately vest (and any open performance periods would be deemed to end as of the change in control date, with all performance conditions being deemed to have been achieved based on the greater of estimated actual performance or target performance).
Messrs. Daws and Howie and Mses. Thomas and Carreiro
The employment agreements with Messrs. Daws and Howie and Mses. Thomas and Carreiro provide that each NEO’s employment may be terminated by the applicable employer without cause or by the NEO, in each case by providing the other with one hundred eighty (180) days prior written notice (or, if such resignation is for good reason, such earlier date specified in the notice of termination provided to the employer). The employer may elect to terminate the executives’ employment earlier by paying a lump sum cash payment in lieu of any base salary that would have been paid during the remainder of the notice period, and by continuing to provide the executive with employee benefits until the one hundred and eightieth (180th) day.
In the event of Mr. Daws and Ms. Thomas’ death, each NEO’s estate or beneficiary (as applicable) would be entitled to payment of their annual cash bonus for the year preceding the year of termination (if not already paid), pro-rated based on the number of days worked during such year. In the event of each of Mr. Howie’s and Mses. Carreiro’s and Thomas’ death, each NEO’s estate or beneficiary (as applicable) would be entitled to the NEO’s target annual cash bonus for the year of termination, pro-rated based on the number of days worked during such year.
If, within twelve (12) months following a change in control, the employment of Messrs. Daws or Howie or Mses. Carreiro or Thomas is terminated by the applicable company without cause, or if the NEO resigns for good reason, then, in addition to accrued compensation and benefits, the NEO would be entitled to (i) a lump sum cash payment equal to the sum of his or her annual base salary and target annual cash bonus opportunity (less any sums paid to him or her by way of notice or payment in lieu of notice) and (ii) medical health insurance coverage for a maximum of twelve (12) month following the termination date or, if sooner, the date on which the NEO obtains substantially comparable medical health insurance under any other contract. The payment of such amounts and provision of benefits would be subject to the NEO’s compliance with the restrictive covenants in his or her employment agreement and his or her execution of documents in a form reasonably acceptable to the Company as it may require.
Estimated Potential Termination and Change in Control Payments and Benefits
The following table details the estimated value of the payments and benefits that our continuing NEOs would have been provided under their respective employment agreements, our annual cash incentive plan, and our 2013 Equity Incentive Plan and 2023 Equity Incentive Plan, including any award agreement thereunder, if their employment had been terminated on December 31, 2023, or if a change in control occurred on that date. The actual amounts that would be paid upon an NEO’s termination of employment and/or a change in control can be determined only at the time of such event.

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	72

Name	Compensation Component	Change in Control		Involuntary Termination in Connection with a Change in Control		Termination without Cause or for Good Reason Termination		Death or Disability (1)
Giuseppina (Pina)	Cash Payment			6,760,000	(2)	6,760,000	(2)	2,080,000
Albo	Long Term Incentives	1,744,172	(3)	17,207,719	(4)	6,715,645	(5)	6,715,645	(5)
	Benefits			27,220	(6)	27,220	(6)	27,220	(6)
	Total			23,994,940		13,502,865		8,822,865
Craig Howie	Cash Payment			1,500,000	(7)	300,000	(8)	900,000
	Long Term Incentives	-		3,574,754	(4)
	Benefits			42,486	(9)	21,243	(10)
	Total			5,117,240		321,243		900,000
Megan Thomas	Cash Payment			1,327,500	(7)	295,000	(8)	737,500
	Long Term Incentives	-		2,986,666	(4)
	Benefits			30,348	(9)	15,174	(10)
	Total			4,344,514		310,174		737,500
Adrian Daws	Cash Payment			1,018,908	(7)	223,884	(8)	571,140
	Long Term Incentives	-		2,303,855	(4)
	Benefits			5,668	(9)	2,834	(10)
	Total			3,328,431		226,718		571,140
Gemma Carreiro	Cash Payment			720,000	(7)	200,000	(8)	320,000
	Long Term Incentives	-		1,601,549	(4)
	Benefits			26,739	(9)	13,370	(10)
	Total			2,348,288		213,370		320,000
1.Under employment agreements for Ms. Albo, Mr. Howie, Ms. Thomas, Mr. Daws, and Ms. Carreiro, the cash payment amounts disclosed in this column reflect cash severance equal to a pro-rated target bonus in the case of termination due to death or disability
2.Under Ms. Albo’s employment agreement, the amount reflects cash severance equal to (i) the sum of two times her base salary in effect immediately prior to termination and one times her target annual cash bonus; and (ii) a pro-rated bonus for the year of termination in the case of termination due to death or disability
3.The amount reflects, in the event that a change in control were to occur on December 31, 2023, the amount of potential payout of Ms. Albo's special IPO grant, using the fair market value of our Class B common shares on December 31, 2023, $14.95, multiplied by the number of unvested shares underlying the RSUs in her special IPO grant. The PSUs in her special IPO grant would have paid out $0 as of December 31, 2023, because the stock as of that date is below the IPO stock price
4.The amounts reflect all unvested equity-based awards that will vest (assuming target performance where performance criteria are applicable) in the case of termination without cause or for good reason in connection with a change in control as provided under the 2013 Equity Incentive Plan, using the fair market value of our Class B common shares on December 31, 2022, $13.72, multiplied by the number of unvested shares underlying each award
5.Under Ms. Albo’s employment agreement, in the case of termination without cause or for good reason or termination due to death or disability, the amount reflects all her unvested equity-based compensation awards that would have vested in the 12-month period following termination (assuming target performance where performance criteria are applicable), using the fair market value of our Class B common shares on December 31, 2023, $14.95, multiplied by the number of unvested shares underlying each award. The amount also includes Ms. Albo's special IPO grant, using the fair market value of our Class B common shares on December 31, 2023, $14.95, multiplied by the number of unvested shares underlying the RSUs in the special IPO grant. The PSUs in the special IPO grant would have paid out $0 as of December 31, 2023, because the stock as of that date is below the IPO stock price
6.Under Ms. Albo’s employment agreement, in the case of termination without cause or for good reason or termination due to death or disability, the amount reflects company paid health insurance for twelve months. Ms. Albo’s employment agreement, in the case of termination without cause or for good reason or termination due to death or disability, the amount reflects company paid health insurance for twelve months
7.Under employment agreements for Mr. Howie, Ms. Thomas, Mr. Daws, and Ms. Carreiro, the amounts reflect cash severance equal to twelve months of base salary plus target annual cash bonus in the case of termination without cause or for good reason in connection with a change in control
8.Under employment agreements for Mr. Howie, Ms. Thomas, Mr. Daws and Ms. Carreiro, the amounts reflect cash severance equal to six months of base salary that the Company may elect to pay in lieu of 180-day termination notice in the case of termination without cause or for good reason
9.Under employment agreements for Mr. Howie, Ms. Thomas, Mr. Daws, and Ms. Carreiro, the amounts reflect company paid benefits and insurance for twelve months in the case of termination without cause or for good reason in connection with a change in control
10.Under employment agreements for Mr. Howie, Ms. Thomas, Mr. Daws, and Ms. Carreiro, the amounts reflect company paid benefits and insurance for six months that the Company may elect to pay in lieu of 180-day termination notice in the case of termination without cause or for good reason

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	73

Equity Compensation Plan Information Table
The following table provides information as of the end of the fiscal year ended December 31, 2023 with respect to our common shares that may be issued under our existing equity compensation plans.

	(a)	(b)	(c)
Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(1)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column(a))
Equity compensation plans approved by shareholders (2)	810,000	$10.00	7,384,773 (3)
Equity compensation plans not approved by shareholders:
Total	810,000		7,384,773
1.Represents the weighted-average exercise price of outstanding options and warrants and is calculated without taking into account the common shares subject to outstanding RSUs and PSUs that become issuable without any cash payment required for such shares
2.Includes Class B common shares that may be issued pursuant to outstanding awards under our 2013 Equity Incentive Plan and under our 2023 Equity Incentive Plan, as of December 31, 2023, in each case as amended from time to time
3.Reflects the shares remaining available for future issuance under our 2023 Equity Incentive Plan. No shares are reserved for future issuance under our 2013 Equity Incentive Plan, other than shares issuable upon exercise of equity awards outstanding under such plans at the time of our IPO in 2023. In addition, our 2023 Equity Incentive Plan contains an “evergreen” provision pursuant to which the number of shares reserved for issuance under that plan will automatically increase on the first day of each fiscal year, for a period of not more than ten (10) years from the date the 2023 Equity Incentive Plan was first approved by the shareholders of the Company, commencing on January 1, 2025 and ending (and including) the first day of the fiscal year commencing in 2033, in an amount equal to the lesser of (i) two percent (2%) of the outstanding common shares on the last day of the immediately preceding fiscal year, and (ii) such number of common shares as is determined by the Compensation and Personnel Committee
Pay Versus Performance Table and Disclosures
In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and Non-PEOs and Company performance for the fiscal years listed below. The Compensation and Personnel Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

Year	Summary Compensation Table Total for PEO(1) ($)	Compensation Actually Paid to PEO(1),(2),(3) ($)	Average Summary Compensation Table Total for Non-PEOs(1)($)	Average Compensation Actually Paid to Non-PEOs(1),(2),(3) ($)	Value of Initial Fixed $100 Investment based on:(4)		Net Income ($ Millions)	Book Value Per Share Growth(5)
					TSR ($)	Peer Group TSR ($)
2023	12,791,468	15,585,998	2,851,809	3,489,754	99.67	102.44	280	15.1%
1.Non-PEOs included in the above compensation columns reflect the following:

Fiscal Year	PEO	Non-PEOs
2023	Giuseppina (Pina) Albo	Craig Howie; Megan Thomas; Adrian Daws; Gemma Carreiro
2.The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized or received by the Company's NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	74

3.Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards column are the amounts from the Stock Awards columns set forth in the Summary Compensation Table.The fair value or change in fair value, as applicable, of equity awards in the “Compensation Actually Paid” columns was determined by reference to (1) for time-based vesting RSU awards, closing price on the applicable year-end date, or, in the case of vesting dates, the closing price on the applicable vesting dates, (2) for performance-based RSU awards (excluding awards with market-based vesting conditions), the same valuation methodology as RSU awards above except year-end values are multiplied by the probability of achievement as of each such date, (3) for awards with market-based vesting conditions, the fair value calculated by a Monte Carlo simulation model as of the applicable year-end date(s) and (4) [VAP]. Fiscal year 2023 Compensation Actually Paid to our PEO and the average Compensation Actually Paid to non-PEOs reflects the following adjustments from the compensation reported in the “Total” column of the Summary Compensation Table:

	PEO	Average Non-PEO
Total Reported in Fiscal 2023 Summary Compensation Table	12,791,468	2,851,809
Less, value of awards reported in Summary Compensation Table	(6,909,468)	(768,419)
Plus, year-end value of awards granted in fiscal year that are unvested and outstanding at the end of the fiscal year	8,327,680	1,188,581
Plus, change in fair value of prior year awards that are unvested and outstanding at end of fiscal year	916,851	203,399
Plus, fair value of awards granted in fiscal year and that vested in this fiscal year	0	0
Plus, change in fair value of prior year awards that vested in this fiscal year	459,467	13,784
Less, fair value of prior year awards that failed to vest this fiscal year	0	0
Total Adjustments	9,703,998	1,406,364
Compensation Actually Paid	15,585,998	3,489,754
4.The Peer Group TSR set forth in this table utilizes the S&P 500 Property & Casualty Insurance Index, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report for the year ended December 31, 2023. The comparison assumes $100 was invested for the period starting November 10, 2023 and ending on December 31, 2023 in the Company and in the S&P 500 Property & Casualty Insurance Index, respectively, [including reinvestment of dividends]. Historical stock performance is not necessarily indicative of future stock performance
5.We determined Combined Ratio to be the most important financial performance measure used to link Company performance to Compensation Actually Paid to our PEO and Non-PEOs in 2023. Please refer to the section of this proxy statement titled "Financial Measure (60%)" section for an explanation of Combined Ratio. This performance measure may not have been the most important financial performance measure in prior years and we may determine a different financial performance measure to be the most important financial performance measure in future years
Relationship Between PEO and Non-PEO Compensation Actually Paid and Total Shareholder Return (“TSR”)
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEOs, and the Company’s cumulative TSR over the most recently completed fiscal year and the S&P 500 Property & Casualty Insurance Index TSR over the same period.

PEO and Average Non-PEO Compensation Actually Paid Versus TSR
Compensation Actually Paid ($ Millions)
18
16
14
12
10
8
6
4
2
0
15.6
3.5
100.00
100.00
102.44
99.67
2022
2023
Fiscal Year
$103
$103
$102
$102
$101
$101
$100
$100
$99
$99
$98
Company TSR (11/10/2023 Indexed to $100)
S&P 500 Property & Casualty Insurance Index TSR
Pina Albo Compensation Actually Paid
Average Non-PEO Compensation Actually Paid
Hamilton Insurance Group, Ltd. TSR
S&P 500 Property & Casualty Insurance Index TSR

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	75

Relationship Between PEO and Non-PEO Compensation Actually Paid and Net Income
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEOs, and our net income during the most recently completed fiscal year.

PEO and Average Non-PEO Compensation Actually Paid
Versus Net Income
Compensation Actually Paid ($ Millions)
Net Income ($ Millions)
18
16
14
12
10
8
6
4
2
0
300
250
200
150
100
50
0
280
15.6
3.5
2023
Fiscal Year
Pina Albo Compensation Actually Paid
Average Non-PEO Compensation Actually Paid
Hamilton Insurance Group, Ltd. Net Income

Relationship Between PEO and Non-PEO Compensation Actually Paid and Combined Ratio
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEOs, and our combined ratio during the most recently completed fiscal year.

PEO and Average Non-PEO Compensation Actually Paid Versus Combined Ratio

18
16
14
12
10
8
6
4
2
0
Compensation Actually Paid ($ Millions)
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Combined Ratio
15.6
3.5
90.1%
2023
Fiscal Year
Pina Albo Compensation Actually Paid
Average Non-PEO Compensation Actually Paid
Combined Ratio

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	76

Tabular List of Most Important Financial and Non-Financial Performance Measures
The following table presents the financial and non-financial performance measures that the Company considers to have been the most important in linking Compensation Actually Paid to our PEO and Non-PEOs for 2023 to Company performance. The measures in this table are not ranked.

Most Important Performance Measures for Fiscal 2023	Combined Ratio
Underwriting Return on Capital
Strategic Growth
Technology Enablement
Magnet for Talent

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	77

2023 Director Compensation
For the fiscal year ended December 31, 2023, non-employee members of our Board of Directors received the following compensation for service on our Board of Directors:
•Annual compensation package of $150,000, $75,000 of which is paid in Class B common shares and $75,000 of which is paid in either cash or additional Class B common shares, at the election of the director
•Additional compensation for the chair of the Board of Directors of $200,000, paid in cash or Class B common shares, at the election of the director
•Additional compensation for the chair of the Audit Committee of $50,000, paid in cash or Class B common shares, at the election of the director
•Additional compensation for the chair of other committees of $20,000, paid in cash or Class B common shares, at the election of the director
•Additional compensation for directors who serve on the board of directors of an operating subsidiary of the Company of $20,000, paid in cash or Class B common shares, at the election of the director
Non-employee members of our Board of Directors who do not serve as the chair do not receive fees for service on the separate committees of our Board of Directors.
We also reimburse our directors for reasonable and necessary out-of-pocket expenses incurred in attending board and committee meetings or performing other services for us in their capacities as directors.
Director Summary Compensation Table
The following table summarizes the total compensation paid to each non-employee director for the fiscal year ended December 31, 2023.

	Fees Earned or Paid in Cash (1)	Stock Awards (2)	Total
Name	($)	($)	($)
William C. Freda (3)	162,500	75,000	237,500
David A. Brown (3)	227,500	75,000	302,500
Stephen W. Pacala	75,000	75,000	150,000
D. Pauline Richards	125,000	75,000	200,000
Russell Fradin	115,000	75,000	190,000
Marvin Pestcoe	115,000	75,000	190,000
Everard Barclay Simmons (4)	28,125	28,125	56,250
John J. Gauthier (4)	14,063	14,063	28,125
Anu (Henna) Karna (4)	14,063	14,063	28,125
Antonio Ursano, Jr. (5)	—	—	—
H. Hawes Bostic, III (5)	—	—	—
1.Annual director compensation for 2023 was paid 50% in cash and 50% in fully vested Company Class B common shares. Mr. Freda elected to receive 60% of his annual cash retainer and 60% of his board chair fee in Class B common shares, with the remaining 40% paid in cash, and Mr. Fradin elected to receive 50% of his committee fees in Class B common shares, with the remaining 50% paid in cash. The amounts disclosed in this column for them reflects the cash received and the aggregate grant-date value, computed in accordance with ASC Topic 718, of the fully-vested Class B common shares issued to them in lieu of cash, which represents the number of shares issued multiplied by the fair market value of a Class B common share on the grant date

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	78

2.The amounts disclosed in the Stock Awards column represent the aggregate grant date fair value, computed in accordance with ASC Topic 718, of the fully-vested Company Class B common shares issued in respect of 50% of the directors’ annual compensation required to be delivered in Class B common shares. Amounts disclosed in this column reflect the number of shares issued multiplied by the grant date fair value of a Class B common share on the grant date. These Class B common shares were issued in four grants, one in each quarter during the fiscal year of 2023
3.Mr. Brown replaced Mr. Freda as Chairman of the Board of Directors effective May 15, 2023. Their Board of Directors Chair fee for 2023 is prorated between them
4.Mr. Simmons was appointed to the Board of Directors on August 14, 2023. Mr. Gauthier and Ms. Karna were appointed to the Board of Directors on October 24, 2023. Their annual fees are prorated based on their respective service periods
5.Mr. Ursano and Mr. Bostic are the Shareholder Directors and serve on the Board of Directors without compensation
Our Board of Directors approved a new compensation program for our non-employee directors, effective on January 1, 2024, pursuant to which non-employee members of our board of directors will receive the following compensation for service on our Board of Directors:
•Annual compensation package of $250,000, $150,000 of which will be in the form of an RSU granted on the date of the Annual General Meeting that cliff vests on the earlier of one-year or the date of the subsequent Annual General Meeting and $100,000 of which will be paid in cash on a quarterly, pro rata basis
•Additional compensation for the chair of the Board of Directors of $175,000, for total chair annual compensation of $425,000, which will be paid in cash
•Additional compensation for the chair of the Audit Committee of $50,000, which will be paid in cash
•Additional compensation for the chair of the Compensation and Personnel Committee of $25,000, which will be paid in cash
•Additional compensation for the chair of other committees of $20,000, which will be paid in cash
•Additional compensation for directors who serve on the board of directors of an operating subsidiary of the Company of $20,000, which will be paid in cash
In addition, in connection with the transition of the timing of annual equity awards to the date of the Annual General Meeting, for the period from January 1, 2024 (or, if later, the date a director was appointed to the Board of Directors in 2024) until the date of the Company’s 2024 Annual General Meeting, a one-time cash payment equal to a pro-rated amount of the annual value of the equity portion of the annual compensation package.
Non-employee members of our board who do not serve as the chair will not receive fees for service on the separate committees of our Board of Directors.
We will also continue to reimburse our directors for reasonable and necessary out-of-pocket expenses incurred in attending board and committee meetings or performing other services for us in their capacities as directors.
To strengthen the alignment of interests among our non-employee directors and our shareholders and to demonstrate sound corporate governance, our non-employee directors are subject to share ownership guidelines. These guidelines provide that within five years of being appointed, non-employee directors hold a minimum of five times the value of their annual retainer fee (excluding, for the avoidance of doubt, any portion of the annual compensation package paid in Company shares (other than at the election of a non-employee director) and committee chair fees or fees for serving on the board of directors of an operating subsidiary of the Company) in Company shares.

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	79

Audit Committee Report
The Audit Committee assists our Board in fulfilling its responsibility in relation to oversight of (i) the quality and integrity of the Company’s financial statements, (ii) our compliance with legal and regulatory requirements, (iii) the independent registered public accounting firm’s qualifications, independence and performance, (iv) our cybersecurity risk management program and cybersecurity threats and (v) the performance of our internal audit function.
Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, for the appropriateness of the accounting principles and reporting policies that are used by the Company, and for establishing and maintaining internal control over financial reporting.
The Audit Committee is responsible for the appointment, retention and compensation of our independent registered public accounting firm. It is not the responsibility of the Audit Committee to plan or conduct audits or to determine that our financial statements are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. This is the responsibility of management and the independent auditors, as appropriate.
In performing its duties, the Audit Committee has:
•Reviewed our audited financial statements for the year ended December 31, 2023 and had discussions with management regarding the audited financial statements
•Discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC
•Received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence
•Discussed with the independent registered public accounting firm their independence, the audited financial statements and other matters the Audit Committee deemed relevant and appropriate
Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that our audited financial statements for the year ended December 31, 2023 be included in our Annual Report on Form 10-K for that year for filing with the U.S. Securities and Exchange Commission. The Board of Directors approved the Audit Committee’s recommendations.
Audit Committee (1)
D. Pauline Richards (2)
William C. Freda
Marvin Pestcoe
Everard Barclay Simmons
1.The Audit Committee Report was approved by the Audit Committee on March 5, 2024.
2.Ms. Richards served as member and Chair of the Audit Committee for fiscal year 2023, the periods covered by this report, but no longer serves as such.

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	80

PROPOSAL FOUR:
Appointment of Independent Auditors
The Audit Committee has recommended the appointment of Ernst & Young Ltd. ("EY") as our independent registered public accounting firm for the fiscal year ending December 31, 2024 and the authorization of our Board, acting through the Audit Committee, to set the fees for the independent public accounting firm. Pursuant to Bermuda law, the shareholders are required to appoint the Audit Committee's selection of the independent auditors. The Audit Committee and the Board believe that retention of EY is in the best interests of the Company and its shareholders. Representatives of EY are expected to be present at the Annual General Meeting with an opportunity to make a statement and to be available to respond to appropriate questions.
Recommendation

The Board of Directors recommends a vote "FOR" the appointment of EY as our independent registered public accounting firm and the authorization of our Board, acting through the Audit Committee, to set the fees for the independent registered public accounting firm.

Vote Required
The approval of the appointment of EY as our independent registered public accounting firm and the authorization of our Board, acting through the Audit Committee, to set the fees for the independent registered public accounting firm requires the affirmative vote of a majority of the votes cast by holders of common shares present in person or by proxy at the Annual General Meeting and entitled to vote thereon. Abstentions will have no effect on this proposal.

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	81

Principal Accountant Fees and Services
Audit and Non-Audit Fees
The following table summarizes the aggregate fees billed by Ernst & Young in respect of the fiscal year ended December 31, 20231, 100% of which were approved by the Company's Audit Committee:

$s in thousands	2023
Audit fees(1)	$3,738
Audit-related fees(2)	334
Tax fees(3)	205
All other fees(4)	—
Total	$4,277
1.Audit fees for the fiscal years ended December 31, 2023 consist of fees for (a) the audit of various annual consolidated financial statements, (b) review of our quarterly financial statements, and (c) statutory audits
2.Audit-related fees for the fiscal years ended December 31, 2023 consist of fees for the Statement of Actuarial Opinions for our managed Syndicates
3.Tax fees for the fiscal years ended December 31, 2023 primarily relate to tax compliance services
4.There were no "all other fees" billed for the fiscal years ended December 31, 2023

The Audit Committee of the Board considered whether Ernst & Young Ltd. providing the non-audit services included in the table above was compatible with maintaining Ernst & Young Ltd.'s independence and concluded it was. The Audit Committee approves all audit and, subject to the de minimis exception of Section 10A(i) of the Exchange Act and SEC rules promulgated thereunder, all permitted non-audit services provided by the independent registered public accountants, including specific approval of internal control-related services, and shall receive certain disclosure, documentation, and discussion of non-prohibited tax services by the independent registered public accountant. The Audit Committee does not engage the independent registered public accountants to perform non-audit services proscribed by law or regulation. The Audit Committee may delegate approval authority for non-audit services to a member of the Audit Committee or may pre-approve an annual budget for non-audit services without pre-approving each specific engagement. The decisions of any Audit Committee member to whom pre-approval authority is delegated must be presented to the full Committee at its next scheduled meeting. When pre-approving non-audit services by the independent auditor, the Audit Committee shall consider whether provision of such services is consistent with maintaining the independent auditor’s independence.

1.On November 14, 2023, the Company consummated an initial public offering ("IPO") of its Class B common shares. The Principal Accountant Fees and Services have therefore been disclosed prospectively from fiscal 2023 onwards.

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	82

Shareholder Proposals for 2025 Annual Meeting
Shareholder proposals that are intended to be included in the proxy statement for the 2025 Annual General Meeting of Shareholders of the Company ("2025 AGM") pursuant to Rule 14a-8 under the Exchange Act should be sent to our Corporate Secretary at Wellesley House North, 1st Floor, 90 Pitts Bay Road, Pembroke HM 08, Bermuda. The date of our 2025 AGM is expected to be held no earlier than May 14, 2025 and no later than May 16, 2025. As the proposed date of our 2025 AGM will be more than 30 days before the anniversary date of this year's AGM, shareholder proposals must be received between January 15, 2025 and the later of (i) 70 days prior to the date of the 2025 AGM (being, March 5, 2025 - March 7, 2025) and (ii) the close of business on the fourth (4th) day following the day on which notice of the date of the 2025 AGM was mailed or public disclosure of the date of the 2025 AGM was made, whichever first occurs, in accordance with our bye-laws. Any such proposal or nomination must include the information required under our bye-laws.
If a holder of our common shares intends to present a proposal at the 2025 AGM other than pursuant to Rule 14a-8 and the proposal is not received by our Corporate Secretary between January 15, 2025 and the later of (i) 70 days prior to the date of the 2025 AGM and (ii) the close of business on the fourth (4th) day following the day on which notice of the date of the 2025 AGM was mailed or public disclosure of the date of the 2025 AGM was made, whichever first occurs, then the proxies designated by our Board for the 2025 AGM may vote in their discretion on any such proposal any common shares for which they have been appointed proxies without mention of such matter in the proxy materials for such meeting.
As well as satisfying the foregoing requirements, in order to comply with the universal proxy rules under the Exchange Act, shareholders who intend to solicit proxies in support of director nominees other than the Company's nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act in addition to the information required under our bye-laws no later than the later of (i) 60 calendar days prior to the date of the 2025 AGM or (ii) the 10th calendar day following the day on which public announcement of the date of the 2025 AGM is first made by the Company.
A shareholder proponent must be a shareholder of the Company who was a shareholder of record both at the time of giving of notice and at the time of the annual general meeting and who is entitled to vote at the annual general meeting.

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	83

Voting and Meeting Information
Annual Meeting Date and Time
June 13, 2024 at 9am ET
Virtual Meeting
www.virtualshareholdermeeting.com/HG2024
Other Business
We know of no specific matter to be brought before the meeting that is not referred to in this proxy statement. If any other matter properly comes before the meeting, including any shareholder proposal properly made, the proxy holders will vote the proxies in accordance with their best judgment on such matter.
Form 10-K and Other Matters
A copy of our annual report on Form 10-K for the fiscal year ended December 31, 2023, as filed with the SEC, will be sent to any shareholder, without charge, by regular mail upon written request addressed to our Secretary at Wellesley House North, 1st Floor, 90 Pitts Bay Road, Pembroke HM 08, Bermuda. You also may obtain our Annual Report on Form 10-K over the Internet at the SEC’s website, www.sec.gov, or in the investor relations section of our website.
To the extent that this proxy statement is incorporated by reference into any of our other filings under the Securities Act or the Exchange Act, the sections of this proxy statement titled "Compensation and Personnel Committee Report" and "Audit Committee Report" will not, to the extent permitted by the rules of the SEC, be deemed incorporated, unless specifically provided otherwise in such filing. No information contained on our website, www.hamiltongroup.com, is intended to be included as part of, or incorporated by reference into, this proxy statement.
Date of Mailing or Availability
We anticipate mailing or making available the Notice of Annual General Meeting and the accompanying proxy statement on or about April 25, 2024.
Who Can Vote
Hamilton's Class B common shareholders of record at the close of business on April 11, 2024 will be entitled to vote at the Annual General Meeting. On April 11, 2024, there were 85,458,784 outstanding common shares entitled to vote at the Annual General Meeting.
Voting
You are encouraged to vote in advance of the Annual General Meeting. You can use any of the following methods listed to vote: (i) via the Internet, (ii) by telephone, or (iii) by mailing your completed voting information form or proxy card.

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	84

Except as set forth in our Bye-laws, each Class A and Class B common share entitles the holder of record to one vote, subject to the voting limitations set out in the Company bye-laws.
For the avoidance of doubt, our Bye-laws provide a mechanism under which the Company may, before a vote of the shareholders on any matter, in certain circumstances reallocate a proportion of the voting rights held by or attributed to certain shareholders or groups of shareholders among other shareholders so as to ensure that those certain shareholders or groups of shareholders and their affiliates are not deemed to own shares possessing voting power comprising more than 9.5% of the total combined voting power (or, in the case of holders of our Class B common shares when voting as a class, such as in respect of the election or removal of directors other than for directors who are appointed by certain shareholders pursuant to the Shareholders Agreement and our Bye-laws, a maximum of 14.92% of the total combined voting power, calculated by multiplying (a) 9.5% and (b) the quotient of dividing (x) the total number of directors by (y) the number of directors elected by holders of Class B common shares). In addition, our Board of Directors may, in its absolute discretion, make adjustments to the voting power of its shares to the extent necessary or advisable in order (i) to prevent (or reduce the magnitude of) a share voting limitation violation and (ii) to avoid adverse tax, legal or regulatory consequences to the Company, any subsidiary of the Company or any shareholder or its affiliates. Our Bye-laws also eliminate the voting power for certain holders of our common shares that have a relationship with Two Sigma.
Vote Standards
Quorum - Two or more persons present in person and representing in person or by proxy in excess of 50% of the total issued voting shares in the Company throughout the meeting shall form a quorum. If after a half hour from the time appointed for the meeting a quorum is not present, then, the meeting shall stand adjourned to the same day one week later, at the same time and place or to such other day, time or place as the Secretary may determine.
Vote Standard - The affirmative vote of a majority of votes cast will be required for approval of Proposal Two and Proposal Four. With respect to Proposal One, Class B Directors shall be elected by Class B shareholders by a vote of plurality of the votes of the Class B Members cast at the meeting, subject to the voting limitations set out in the Company bye-laws. With respect to Proposal Three, the option of one, two or three years that received the highest number of votes cast by shareholders will reflect the frequency for future say on pay votes that has been selected by the shareholders.
Proxies Submitted but Not Voted - We will count common shares held by shareholders who have signed their proxy cards or properly submitted their proxy by phone or over the Internet but have not specified how their shares are to be voted towards the presence of a quorum, and we will vote those shares in accordance with the Board of Directors' recommendations for each of the proposals contained in this proxy statement.
Notice of Annual General Meeting and Proxy Materials
We have chosen to furnish proxy materials, which includes this proxy statement and our Annual Report on Form 10-K, to our beneficial shareholders by providing access to these documents on the Internet instead of mailing printed copies. We intend on mailing a Notice of Annual General Meeting on or about April 25, 2024 which will explain how to submit your proxy and provides details on how to request paper copies of our proxy materials, if desired. We hope that this process will expedite shareholders’ receipt of our proxy materials and also lower the printing and mailing costs and minimizing the environmental impact of printing paper copies.

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	85

Appendix 1 - Non-GAAP Financial Measures
Non-GAAP Financial Measures Reconciliation
We present our results of operations in a way that we believe will be the most meaningful and useful to investors, analysts, rating agencies and others who use our financial information to evaluate our performance. Some of the measurements are considered non-GAAP financial measures under SEC rules and regulations. In this proxy statement, we present underwriting income (loss), a non-GAAP financial measure as defined in Item 10(e) of SEC Regulation S-K. We believe that non-GAAP financial measures, which may be defined and calculated differently by other companies, help explain and enhance the understanding of our results of operations. However, these measures should not be viewed as a substitute for those determined in accordance with U.S. GAAP. Where appropriate, reconciliations of our non-GAAP measures to the most comparable GAAP figures are included below.
Underwriting Income (Loss)
We calculate underwriting income (loss) on a pre-tax basis as net premiums earned less losses and loss adjustment expenses, acquisition costs and other underwriting expenses (net of third party fee income). We believe that this measure of our performance focuses on the core fundamental performance of the Company’s reportable segments in any given period and is not distorted by investment market conditions, corporate expense allocations or income tax effects.
The following table reconciles underwriting income (loss) for the year ended December 31, 2023, to net income (loss), the most comparable GAAP financial measure:

($ in thousands)	2023
Underwriting income (loss)	$129,851
Total net realized and unrealized gains (losses) on investments and net investment income (loss)	239,855
Net gain on sale of equity method investment	211
Other income (loss), excluding third party fee income	397
Net foreign exchange gains (losses)	(6,185)
Corporate expenses	(76,691)
Amortization of intangible assets	(10,783)
Interest expense	(21,434)
Income tax (expense) benefit	25,066
Net income (loss), prior to non-controlling interest	$280,287

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	86

Other Underwriting Expenses
Other underwriting expenses include those general and administrative expenses that are incremental and/or directly attributable to our underwriting operations. While this measure is presented in Note 10, Segment Reporting in our consolidated audited financial statements for the year ended December 31, 2023, it is considered a non-GAAP financial measure when presented elsewhere.
Corporate expenses include holding company costs necessary to support our reportable segments. As these costs are not incremental and/or directly attributable to our underwriting operations, these costs are excluded from other underwriting expenses, and therefore, underwriting income (loss). General and administrative expenses, the most comparable GAAP financial measure to other underwriting expenses, also includes corporate expenses.
The following table reconciles other underwriting expenses for the year ended December 31, 2023 to general and administrative expenses, the most comparable GAAP financial measure:

($ in thousands)	2023
Other underwriting expenses	$183,165
Corporate expenses	76,691
General and administrative expenses	$259,856

Hamilton Insurance Group, Ltd.	2024 Proxy Statement	87

Appendix 2: Class A Proxy Card

Your **Vote** Counts!

HAMILTON INSURANCE GROUP, LTD.

2024 Annual General Meeting
Vote by June 12, 2024
11:59 PM ET

HAMILTON

C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

V47818-P12228

You invested in HAMILTON INSURANCE GROUP, LTD. and it's time to vote!

You have the right to vote on proposals being presented at the Annual General Meeting. **This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 13, 2024.**

Get informed before you vote

View the 2024 Annual Report and the Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 30, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 13, 2024
9:00 am Eastern Time

Virtually at:
www.virtualshareholdermeeting.com/HG2024

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Approve, on a non-binding, advisory basis, the fiscal 2023 compensation paid to our named executive officers.	For
2.	Approve, on a non-binding, advisory basis, the frequency of future advisory votes on the compensation paid to our named executive officers.	1 Year
3.	The appointment of Ernst & Young Ltd. as our independent registered public accounting firm and the authorization of our Board, acting through the Audit Committee, to set the fees for the independent registered public accounting firm.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V47819-P12228

HAMILTON

C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 12, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/HG2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 12, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V49376-P12228 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

HAMILTON INSURANCE GROUP, LTD.

The Board of Directors recommends a vote "FOR" the following proposal:		**For**	**Against**	**Abstain**
1. Approve, on a non-binding, advisory basis, the fiscal 2023 compensation paid to our named executive officers.		☐	☐	☐

The Board of Directors recommends a vote "1 YEAR" on the following proposal:	**1 Year**	**2 Years**	**3 Years**	**Abstain**
2. Approve, on a non-binding, advisory basis, the frequency of future advisory votes on the compensation paid to our named executive officers.	☐	☐	☐	☐

The Board of Directors recommends a vote "FOR" the following proposal:	**For**	**Against**	**Abstain**
3. The appointment of Ernst & Young Ltd. as our independent registered public accounting firm and the authorization of our Board, acting through the Audit Committee, to set the fees for the independent registered public accounting firm.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

ANNUAL GENERAL MEETING OF SHAREHOLDERS OF

HAMILTON INSURANCE GROUP, LTD.

June 13, 2024

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting:
The 2024 Annual Report and the Notice and Proxy Statement are available at proxyvote.com.

Please mark, sign and date this proxy card on the reverse side and return promptly in the enclosed envelope.

V49377-P12228

HAMILTON INSURANCE GROUP, LTD.
PROXY CARD FOR ANNUAL GENERAL MEETING OF SHAREHOLDERS ON JUNE 13, 2024

This proxy is solicited by the board of directors of Hamilton Insurance Group, Ltd. (the "Company").
The undersigned hereby appoints Giuseppina Albo and Gemma Carreiro as proxies, each with full power of substitution, to represent the undersigned and to vote all common shares of the Company held of record by the undersigned on April 11, 2024, or which the undersigned would otherwise be entitled to vote at the Annual General Meeting to be held on June 13, 2024, and any adjournment thereof, upon all matters that may properly come before the Annual General Meeting. **All shares eligible to be voted by the undersigned will be voted by the proxies named above in the manner specified on the reverse side of this card, and such proxies are authorized to vote in their discretion on such other matters as may properly come before the Annual General Meeting.**

The undersigned hereby acknowledges receipt of the Notice and Proxy Statement and the Company's Annual Report on Form 10-K for the year ended December 31, 2023, and hereby revokes all previously granted proxies.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH ON THE REVERSE SIDE.

Continued and to be signed on reverse side

Appendix 3: Class B Proxy Card

Your **Vote** Counts!

HAMILTON INSURANCE GROUP, LTD.

2024 Annual General Meeting
Vote by June 12, 2024
11:59 PM ET

HAMILTON

C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

V47820-P12228

You invested in HAMILTON INSURANCE GROUP, LTD. and it's time to vote!

You have the right to vote on proposals being presented at the Annual General Meeting. **This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 13, 2024.**

Get informed before you vote

View the 2024 Annual Report and the Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 30, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 13, 2024
9:00 am Eastern Time

Virtually at:
www.virtualshareholdermeeting.com/HG2024

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	The election of ten (10) Class B directors to serve until the next annual general meeting of shareholders or until his or her successor is elected and qualified: **Nominees:**	
1a.	David A. Brown	For
1b.	Giuseppina Albo	For
1c.	William C. Freda	For
1d.	John J. Gauthier	For
1e.	Anu (Henna) Karna	For
1f.	Stephen W. Pacala	For
1g.	A. Neil Patterson	For
1h.	Marvin Pestcoe	For
1i.	Everard Barclay Simmons	For
1j.	Therese Vaughan	For
2.	Approve, on a non-binding, advisory basis, the fiscal 2023 compensation paid to our named executive officers.	For
3.	Approve, on a non-binding, advisory basis, the frequency of future advisory votes on the compensation paid to our named executive officers.	1 Year
4.	The appointment of Ernst & Young Ltd. as our independent registered public accounting firm and the authorization of our Board, acting through the Audit Committee, to set the fees for the independent registered public accounting firm.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V47821-P12228

HAMILTON

C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 12, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/HG2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 12, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V49378-P12228 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

HAMILTON INSURANCE GROUP, LTD.

Nominees:	**For**	**Against**	**Abstain**
1a. David A. Brown	☐	☐	☐
1b. Giuseppina Albo	☐	☐	☐
1c. William C. Freda	☐	☐	☐
1d. John J. Gauthier	☐	☐	☐
1e. Anu (Henna) Karna	☐	☐	☐
1f. Stephen W. Pacala	☐	☐	☐
1g. A. Neil Patterson	☐	☐	☐
1h. Marvin Pestcoe	☐	☐	☐
1i. Everard Barclay Simmons	☐	☐	☐
1j. Therese Vaughan	☐	☐	☐

The Board of Directors recommends a vote "FOR" the following proposal:	**For**	**Against**	**Abstain**
2. Approve, on a non-binding, advisory basis, the fiscal 2023 compensation paid to our named executive officers.	☐	☐	☐

The Board of Directors recommends a vote "1 YEAR" on the following proposal:	**1 Year**	**2 Years**	**3 Years**	**Abstain**
3. Approve, on a non-binding, advisory basis, the frequency of future advisory votes on the compensation paid to our named executive officers.	☐	☐	☐	☐

The Board of Directors recommends a vote "FOR" the following proposal:	**For**	**Against**	**Abstain**
4. The appointment of Ernst & Young Ltd. as our independent registered public accounting firm and the authorization of our Board, acting through the Audit Committee, to set the fees for the independent registered public accounting firm.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

ANNUAL GENERAL MEETING OF SHAREHOLDERS OF

HAMILTON INSURANCE GROUP, LTD.

June 13, 2024

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting:
The 2024 Annual Report and the Notice and Proxy Statement are available at proxyvote.com.

Please mark, sign and date this proxy card on the reverse side and return promptly in the enclosed envelope.

V49379-P12228

HAMILTON INSURANCE GROUP, LTD.
PROXY CARD FOR ANNUAL GENERAL MEETING OF SHAREHOLDERS ON JUNE 13, 2024

This proxy is solicited by the board of directors of Hamilton Insurance Group, Ltd. (the "Company").
The undersigned hereby appoints Giuseppina Albo and Gemma Carreiro as proxies, each with full power of substitution, to represent the undersigned and to vote all common shares of the Company held of record by the undersigned on April 11, 2024, or which the undersigned would otherwise be entitled to vote at the Annual General Meeting to be held on June 13, 2024, and any adjournment thereof, upon all matters that may properly come before the Annual General Meeting. **All shares eligible to be voted by the undersigned will be voted by the proxies named above in the manner specified on the reverse side of this card, and such proxies are authorized to vote in their discretion on such other matters as may properly come before the Annual General Meeting.**

The undersigned hereby acknowledges receipt of the Notice and Proxy Statement and the Company's Annual Report on Form 10-K for the year ended December 31, 2023, and hereby revokes all previously granted proxies.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH ON THE REVERSE SIDE.

Continued and to be signed on reverse side